                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-4492
-------------------------------------------------------------------------------

                               MFS SERIES TRUST X
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
-------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                                Susan S. Newton
                    Massachusetts Financial Services Company
                              500 Boylston Street
                          Boston, Massachusetts 02116
-------------------------------------------------------------------------------
                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
-------------------------------------------------------------------------------

                       Date of fiscal year end: July 31*
-------------------------------------------------------------------------------

                    Date of reporting period: July 31, 2007
-------------------------------------------------------------------------------

* This Form N-CSR pertains to the following series of the Registrant: MFS Emerging Markets Debt Fund, MFS New Endeavor Fund, and MFS Strategic Value Fund. The remaining series of the Registrant other than the MFS Floating Rate High Income Fund have a fiscal year end of May 31. The MFS Floating Rate High Income Fund has a fiscal year end of August 31.

ITEM 1. REPORTS TO STOCKHOLDERS.

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                             ANNUAL REPORT

MFS(R) NEW ENDEAVOR FUND

LETTER FROM THE CEO                                              1
------------------------------------------------------------------
PORTFOLIO COMPOSITION                                            2
------------------------------------------------------------------
MANAGEMENT REVIEW                                                3
------------------------------------------------------------------
PERFORMANCE SUMMARY                                              6
------------------------------------------------------------------
EXPENSE TABLE                                                    9
------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                        11
------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                             17
------------------------------------------------------------------
STATEMENT OF OPERATIONS                                         20
------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                             21
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            22
------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                   32
------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM         42
------------------------------------------------------------------
TRUSTEES AND OFFICERS                                           43
------------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT                   49
------------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                           54
------------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                                  54
------------------------------------------------------------------
FEDERAL TAX INFORMATION                                         54
------------------------------------------------------------------
MFS(R) PRIVACY NOTICE                                           55
------------------------------------------------------------------
CONTACT INFORMATION                                     BACK COVER
------------------------------------------------------------------

THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

------------------------------------------------------------------------------
                      NOT FDIC INSURED o MAY LOSE VALUE o
              NO BANK OR CREDIT UNION GUARANTEE o NOT A DEPOSIT o
                NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR
                                   NCUA/NCUSIF
------------------------------------------------------------------------------

                                                                         7/31/07
                                                                         NEF-ANN

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Shareholders:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19%. But the Dow's upward rise has not been without hiccups. After hitting new records in July 2007, the Dow lost 8% in the following weeks as a crisis swept global credit markets. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. Both the bond and stock markets are cyclical. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals. We believe you should not let the headlines guide you in your investment decisions and should be cautious about overreacting to short-term volatility.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer -- through both up and down economic cycles.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    September 14, 2007

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE

              Common Stocks                              99.3%
              Cash & Other Net Assets                     0.7%

              TOP TEN HOLDINGS

              Timken Co.                                  2.4%
              ------------------------------------------------
              North American Energy Partners, Inc.        2.3%
              ------------------------------------------------
              Quanta Services, Inc.                       2.1%
              ------------------------------------------------
              Sauer-Danfoss, Inc.                         1.7%
              ------------------------------------------------
              Owens-Illinois, Inc.                        1.6%
              ------------------------------------------------
              WESCO International, Inc.                   1.5%
              ------------------------------------------------
              NICE Systems Ltd., ADR                      1.5%
              ------------------------------------------------
              Family Dollar Stores, Inc.                  1.5%
              ------------------------------------------------
              MWI Veterinary Supply, Inc.                 1.4%
              ------------------------------------------------
              Rockwell Automation, Inc.                   1.4%
              ------------------------------------------------

              EQUITY SECTORS

              Technology                                  5.7%
              ------------------------------------------------
              Industrial Goods & Services                 5.5%
              ------------------------------------------------
              Financial Services                          5.2%
              ------------------------------------------------
              Health Care                                 1.2%
              ------------------------------------------------
              Retailing                                   9.7%
              ------------------------------------------------
              Energy                                      7.5%
              ------------------------------------------------
              Leisure                                     5.6%
              ------------------------------------------------
              Autos & Housing                             3.8%
              ------------------------------------------------
              Basic Materials                             3.7%
              ------------------------------------------------
              Utilities & Communications                  3.6%
              ------------------------------------------------
              Special Products & Services                 3.5%
              ------------------------------------------------
              Consumer Staples                            3.1%
              ------------------------------------------------
              Transportation                              1.2%
              ------------------------------------------------

Percentages are based on net assets as of 07/31/07.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended July 31, 2007, Class A shares of the MFS New Endeavor Fund provided a total return of 19.27%, at net asset value. This compares with a return of 14.10% for the fund's benchmark, the S&P SmallCap 600 Index. The S&P SmallCap 600 Index became the fund's benchmark effective December 1, 2006. For the period July 31, 2006 to November 30, 2006, the fund's benchmark was the S&P MidCap 400 Index. The return of the S&P MidCap 400 Index for the twelve months ended July 31, 2007 was 16.73%.

The fund changed its benchmark from the S&P MidCap 400 Index to the S&P SmallCap 600 Index, effective December 1, 2006, because it is believed that it more closely corresponds to the investment objective and policies of the fund.

MARKET ENVIRONMENT

The U.S. economy continues to decouple from the rest of the world, growing at a slower pace than other major economies. Overall, the global economy remains in the midst of its fastest expansion since the 1970s. Around the world, economies have been growing more than expected as domestic demand improves and world trade accelerates. With the stronger growth, however, has come increased concern about rising inflation, especially as capacity becomes more constrained, wages rise, and oil prices advance.

Rising interest rates have not yet dampened world economic activity, although they may have contributed to the growing sense of risk aversion for some investors, sparked by problems in the U.S. sub-prime mortgage market. Fundamental deterioration in this sector spilled over into other markets such as bank loans and the U.S. high yield sector. These market sectors experienced contagion from sub-prime mortgage problems, we believe, as sub-prime mortgage presence in certain structured products, such as collateralized debt obligations (CDOs)/collateralized loan obligations (CLOs), raised investor concerns, generally, about such products. These products have been increasingly large sources of funding for corporate security issuance and, notwithstanding still-sound fundamentals in underlying credit fundamentals, appeared to have prompted investor selling.

Market volatility increased toward the end of the reporting period with the threat of the sub-prime mortgage meltdown weighing on equity markets across the globe. Fueling the volatility were rising home foreclosures, falling housing prices, and weaker-than-expected jobs growth reported by the U.S. Department of Labor.

CONTRIBUTORS TO PERFORMANCE

In the New Endeavor fund, stock selection in the financial services sector was a positive factor in performance relative to the S&P SmallCap 600 Index over the reporting period. No individual securities within the sector were among the top contributors.

Stock selection in the special products and services sector added to positive results over the reporting period. Shares of managed services network company Equinix(g)(aa) helped drive results within the sector. Positioning in educational services company Strayer Education(aa) aided performance as the stock outperformed the index. Participating in the appreciation of ITT Educational Services(g)(aa), which offers post-secondary degree programs, was helpful to performance as this non-benchmark constituent surpassed the index over the period.

Stock selection in the basic materials sector benefited performance. The fund's participation in the appreciation of package manufacturers Owens- Illinois(aa) and Crown Cork & Seal(g)(aa) added to results over the reporting period.

Holdings in other areas that benefited performance included our holding of educational software and video game publishing and distribution company Ubisoft Entertainment(aa). Holdings in non-benchmark constituent energy solutions conversion provider Dresser-Rand Group(aa) helped relative performance as this stock outperformed the index. Other stocks that helped performance included infrastructure services provider for electric and gas industries company Quanta Services(aa), manufacturer of complex metal parts for the aerospace industry Precision Castparts Corp.(g)(aa), and Florida Rock Industries(g)(aa) a construction, concrete and cement company.

DETRACTORS FROM PERFORMANCE

The principal negative factor in relative performance was stock selection in the technology sector. Not owning Varian Semiconductor Equipment a semiconductor equipment manufacturer which enjoyed a significant run-up hampered results.

Stock selection also hindered results in the industrial goods and services sector. Not holding index constituents, the Shaw Group, an engineering, design, construction and, maintenance company and Manitowoc Inc., a crane, food service equipment and marine company detracted as both firm's turned in superior results over the period.

Stock selection in the health care sector was another area of weakness. Our positioning in Advanced Medical Optics(aa) a medical device maker for the eyes hurt results as the stock underperformed the index over the reporting period.

Our positioning in business research and analysis services provider Corporate Executive Board proved disappointing as the stock lagged the index. Stocks in other sectors that detracted from results included financial services holding company Fremont General(g), mortgage financier Accredited Home Lender(g)(aa), and global integrated energy company Hess(g)(aa). Missing out on the appreciation of footwear manufacturer Crocs and steel producer Chaparral Steel also detracted as these benchmark constituents values surged.

Respectfully,

Camille Lee
Portfolio Manager

(aa) Security is not a benchmark constituent.
(g)  Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 7/31/07

The following chart illustrates a representative class of the fund's historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary.)

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, September 29, 2000, through the stated period end.)

                         MFS New Endeavor     S&P SmallCap     S&P MidCap
                          Fund - Class A        600 Index      400 Index
                         ----------------     ------------     ----------
               9/00           $ 9,425            $10,000         $10,000
               7/01             8,975             10,492           9,500
               7/02             7,841              9,185           8,296
               7/03            10,399             10,848           9,441
               7/04            11,926             13,180          11,122
               7/05            13,825             16,773          14,001
               7/06            13,486             17,402          14,595
               7/07            16,084             19,872          17,061

TOTAL RETURNS THROUGH 7/31/07

AVERAGE ANNUAL WITHOUT SALES CHARGE

    Share class     Class inception date        1-yr      5-yr     Life (t)
---------------------------------------------------------------------------
         A                 9/29/00             19.27%    15.45%      8.13%
---------------------------------------------------------------------------
         B                 1/02/02             18.47%    14.70%      7.57%
---------------------------------------------------------------------------
         C                 1/02/02             18.47%    14.70%      7.55%
---------------------------------------------------------------------------
         I                 1/02/02             19.67%    15.83%      8.45%
---------------------------------------------------------------------------
         R                12/31/02             19.06%    15.29%      8.02%
---------------------------------------------------------------------------
         R1                4/01/05             18.42%    15.03%      7.84%
---------------------------------------------------------------------------
         R2                4/01/05             18.86%    15.22%      7.97%
---------------------------------------------------------------------------
         R3               10/31/03             18.87%    15.14%      7.92%
---------------------------------------------------------------------------
         R4                4/01/05             19.19%    15.42%      8.11%
---------------------------------------------------------------------------
         R5                4/01/05             19.53%    15.57%      8.21%
---------------------------------------------------------------------------

AVERAGE ANNUAL
Comparative benchmarks

---------------------------------------------------------------------------
  S&P SmallCap 600 Index (f)                   14.10%    16.68%     10.53%
  -------------------------------------------------------------------------
  S&P MidCap 400 Index (e)(f)                  16.73%    15.50%      8.10%
---------------------------------------------------------------------------

AVERAGE ANNUAL WITH SALES CHARGE

    Share class
---------------------------------------------------------------------------
         A                                     12.41%    14.09%      7.20%
    With Initial Sales Charge (5.75%)
    -----------------------------------------------------------------------
         B                                     14.58%    14.46%      7.57%
    With CDSC (Declining over six years
    from 4% to 0%)(x)
    -----------------------------------------------------------------------
         C                                     17.50%    14.70%      7.55%
    With CDSC (1% for 12 months) (x)
---------------------------------------------------------------------------

Class I, R, R1, R2, R3, R4, and R5 shares do not have a sales charge. Please see Notes to Performance Summary for more details. CDSC - Contingent Deferred Sales Charge.

(e) Effective December 1, 2006, the fund changed its benchmark from the S&P MidCap 400 Index to the S&P SmallCap 600 Index because it is believed that it more closely corresponds to the investment objective and policies of the fund.
(f) Source: FactSet Research Systems Inc.
(t) For the period from the commencement of the fund's investment operations, September 29, 2000, through the stated period end.
(x) Assuming redemption at the end of the applicable period.

INDEX DEFINITIONS

Standard & Poor's MidCap 400 Index - a market capitalization index which measures the performance of mid-sized companies within the U.S. stock market.

Standard & Poor's SmallCap 600 Index - a market capitalization index composed of 600 stocks that is generally considered representative of small-sized U.S. companies.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Performance for share classes offered after Class A shares includes the performance of the fund's Class A shares for periods prior to their offering.

This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund Expenses Borne by the Shareholders During the Period,
February 1, 2007 through July 31, 2007

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2007 through July 31, 2007.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

----------------------------------------------------------------------------
                                                                   Expenses
                                         Beginning     Ending    Paid During
                            Annualized    Account     Account     Period (p)
  Share                       Expense      Value       Value       2/01/07-
  Class                        Ratio      2/01/07     7/31/07      7/31/07
----------------------------------------------------------------------------
         Actual                1.40%     $1,000.00   $1,024.90       $7.03
    A    -------------------------------------------------------------------
         Hypothetical (h)      1.40%     $1,000.00   $1,017.85       $7.00
----------------------------------------------------------------------------
         Actual                2.05%     $1,000.00   $1,021.80      $10.28
    B    -------------------------------------------------------------------
         Hypothetical (h)      2.05%     $1,000.00   $1,014.63      $10.24
----------------------------------------------------------------------------
         Actual                2.05%     $1,000.00   $1,021.80      $10.28
    C    -------------------------------------------------------------------
         Hypothetical (h)      2.05%     $1,000.00   $1,014.63      $10.24
----------------------------------------------------------------------------
         Actual                1.05%     $1,000.00   $1,026.70       $5.28
    I    -------------------------------------------------------------------
         Hypothetical (h)      1.05%     $1,000.00   $1,019.59       $5.26
----------------------------------------------------------------------------
         Actual                1.55%     $1,000.00   $1,024.30       $7.78
    R    -------------------------------------------------------------------
         Hypothetical (h)      1.55%     $1,000.00   $1,017.11       $7.75
----------------------------------------------------------------------------
         Actual                2.15%     $1,000.00   $1,021.00      $10.77
   R1    -------------------------------------------------------------------
         Hypothetical (h)      2.15%     $1,000.00   $1,014.13      $10.74
----------------------------------------------------------------------------
         Actual                1.80%     $1,000.00   $1,023.30       $9.03
   R2    -------------------------------------------------------------------
         Hypothetical (h)      1.80%     $1,000.00   $1,015.87       $9.00
----------------------------------------------------------------------------
         Actual                1.70%     $1,000.00   $1,023.00       $8.53
   R3    -------------------------------------------------------------------
         Hypothetical (h)      1.70%     $1,000.00   $1,016.36       $8.50
----------------------------------------------------------------------------
         Actual                1.45%     $1,000.00   $1,024.90       $7.28
   R4    -------------------------------------------------------------------
         Hypothetical (h)      1.45%     $1,000.00   $1,017.60       $7.25
----------------------------------------------------------------------------
         Actual                1.15%     $1,000.00   $1,025.50       $5.78
   R5    -------------------------------------------------------------------
         Hypothetical (h)      1.15%     $1,000.00   $1,019.09       $5.76
----------------------------------------------------------------------------

(h) 5% class return per year before expenses.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS
7/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund.
It is categorized by broad-based asset classes.

Common Stocks - 99.3%
---------------------------------------------------------------------------------------
ISSUER                                                       SHARES/PAR      VALUE ($)
---------------------------------------------------------------------------------------
Aerospace - 0.9%
---------------------------------------------------------------------------------------
Embraer-Empresa Brasileira de Aeronautica S.A., ADR              43,940    $  1,899,526
---------------------------------------------------------------------------------------
Apparel Manufacturers - 1.7%
---------------------------------------------------------------------------------------
Phillips-Van Heusen Corp.                                        26,050    $  1,356,163
Quiksilver, Inc. (a)                                            167,570       2,149,923
                                                                           ------------
                                                                           $  3,506,086
---------------------------------------------------------------------------------------
Automotive - 1.8%
---------------------------------------------------------------------------------------
Sauer-Danfoss, Inc.                                             131,300    $  3,577,925
---------------------------------------------------------------------------------------
Biotechnology - 0.9%
---------------------------------------------------------------------------------------
Keryx Biopharmaceuticals, Inc. (a)                               45,786    $    393,760
Millipore Corp. (a)                                              16,666       1,310,114
Neurochem, Inc. (a)                                              11,963          75,726
                                                                           ------------
                                                                           $  1,779,600
---------------------------------------------------------------------------------------
Brokerage & Asset Managers - 1.4%
---------------------------------------------------------------------------------------
Affiliated Managers Group, Inc. (a)                              11,054    $  1,249,102
GFI Group, Inc. (a)                                              22,350       1,665,522
                                                                           ------------
                                                                           $  2,914,624
---------------------------------------------------------------------------------------
Business Services - 2.2%
---------------------------------------------------------------------------------------
Corporate Executive Board Co.                                    40,822    $  2,752,219
Global Payments, Inc.                                            45,360       1,696,464
                                                                           ------------
                                                                           $  4,448,683
---------------------------------------------------------------------------------------
Computer Software - 4.3%
---------------------------------------------------------------------------------------
ACI Worldwide, Inc. (a)                                          81,160    $  2,477,815
CommVault Systems, Inc. (a)                                     108,220       1,837,576
MSC.Software Corp. (a)                                          195,856       2,542,211
Synopsys, Inc. (a)                                               82,010       2,005,965
                                                                           ------------
                                                                           $  8,863,567
---------------------------------------------------------------------------------------
Computer Software - Systems - 1.7%
---------------------------------------------------------------------------------------
Cray, Inc. (a)                                                  262,720    $  1,904,720
iGate Corp. (a)                                                 211,900       1,627,392
                                                                           ------------
                                                                           $  3,532,112
---------------------------------------------------------------------------------------
Construction - 2.0%
---------------------------------------------------------------------------------------
Dayton Superior Corp. (a)                                       220,100    $  2,192,196
Toll Brothers, Inc. (a)                                          84,200       1,846,506
                                                                           ------------
                                                                           $  4,038,702
---------------------------------------------------------------------------------------
Consumer Goods & Services - 3.1%
---------------------------------------------------------------------------------------
Alberto-Culver Co.                                               41,250    $    970,200
Central Garden & Pet Co. (a)                                     22,720         285,818
Central Garden & Pet Co., "A" (a)                                45,600         558,144
Kimberly-Clark de Mexico S.A. de C.V., "A"                      224,790         892,886
New Oriental Education & Technology Group, ADR (a)               10,500         543,585
Physicians Formula Holdings, Inc. (a)                            64,460         963,677
Strayer Education, Inc.                                          13,420       2,033,533
                                                                           ------------
                                                                           $  6,247,843
---------------------------------------------------------------------------------------
Containers - 1.6%
---------------------------------------------------------------------------------------
Owens-Illinois, Inc. (a)                                         81,420    $  3,255,172
---------------------------------------------------------------------------------------
Electrical Equipment - 4.0%
---------------------------------------------------------------------------------------
Anixter International, Inc. (a)                                  25,670    $  2,121,626
Rockwell Automation, Inc.                                        41,700       2,918,583
WESCO International, Inc. (a)                                    56,800       3,041,640
                                                                           ------------
                                                                           $  8,081,849
---------------------------------------------------------------------------------------
Electronics - 6.1%
---------------------------------------------------------------------------------------
ATMI, Inc. (a)                                                   52,280    $  1,515,074
FormFactor, Inc. (a)                                             22,950         881,051
Hittite Microwave Corp. (a)                                      61,300       2,465,486
Intersil Corp., "A"                                              47,890       1,400,783
Marvell Technology Group Ltd. (a)                                49,020         882,360
PLX Technology, Inc. (a)                                        152,730       1,686,139
SanDisk Corp. (a)                                                47,283       2,535,787
Solectron Corp. (a)                                             284,610       1,070,134
                                                                           ------------
                                                                           $ 12,436,814
---------------------------------------------------------------------------------------
Energy - Independent - 2.1%
---------------------------------------------------------------------------------------
CONSOL Energy, Inc.                                              26,030    $  1,084,150
Kodiak Oil & Gas Corp. (a)                                      153,160         704,536
Ultra Petroleum Corp. (a)                                         9,550         528,020
Venoco, Inc. (a)                                                114,090       1,976,039
                                                                           ------------
                                                                           $  4,292,745
---------------------------------------------------------------------------------------
Engineering - Construction - 4.4%
---------------------------------------------------------------------------------------
North American Energy Partners, Inc. (a)                        273,940    $  4,722,726
Quanta Services, Inc. (a)                                       148,330       4,217,022
                                                                           ------------
                                                                           $  8,939,748
---------------------------------------------------------------------------------------
Food & Beverages - 1.3%
---------------------------------------------------------------------------------------
Chiquita Brands International, Inc. (a)                          34,400    $    604,064
Diamond Foods, Inc.                                              63,010       1,035,254
Hain Celestial Group, Inc. (a)                                   40,300       1,091,727
                                                                           ------------
                                                                           $  2,731,045
---------------------------------------------------------------------------------------
Gaming & Lodging - 1.2%
---------------------------------------------------------------------------------------
Morgans Hotel Group Co. (a)                                      52,800    $  1,018,512
Pinnacle Entertainment, Inc. (a)                                 56,620       1,500,996
                                                                           ------------
                                                                           $  2,519,508
---------------------------------------------------------------------------------------
General Merchandise - 2.7%
---------------------------------------------------------------------------------------
99 Cents Only Stores (a)                                         80,720    $    982,362
Family Dollar Stores, Inc.                                      100,810       2,985,992
Stage Stores, Inc.                                               86,740       1,547,442
                                                                           ------------
                                                                           $  5,515,796
---------------------------------------------------------------------------------------
Insurance - 3.1%
---------------------------------------------------------------------------------------
Allied World Assurance Co. Holdings Ltd.                         53,460    $  2,536,677
Max Capital Group Ltd.                                           91,190       2,380,971
Protective Life Corp.                                            31,110       1,338,352
                                                                           ------------
                                                                           $  6,256,000
---------------------------------------------------------------------------------------
Leisure & Toys - 1.2%
---------------------------------------------------------------------------------------
Ubisoft Entertainment S.A. (a)                                   36,793    $  2,415,224
---------------------------------------------------------------------------------------
Machinery & Tools - 6.2%
---------------------------------------------------------------------------------------
Altra Holdings, Inc. (a)                                        101,450    $  1,729,723
Bucyrus International, Inc.                                      41,290       2,624,392
Kennametal, Inc.                                                 32,600       2,499,116
Polypore International, Inc. (a)                                 51,400         945,760
Timken Co.                                                      145,310       4,853,354
                                                                           ------------
                                                                           $ 12,652,345
---------------------------------------------------------------------------------------
Medical & Health Technology & Services - 1.4%
---------------------------------------------------------------------------------------
MWI Veterinary Supply, Inc. (a)                                  76,510    $  2,958,642
---------------------------------------------------------------------------------------
Medical Equipment - 6.9%
---------------------------------------------------------------------------------------
ABIOMED, Inc. (a)                                                21,040    $    217,554
Advanced Medical Optics, Inc. (a)                                73,490       2,221,596
AngioDynamics, Inc. (a)                                          82,860       1,555,282
Aspect Medical Systems, Inc. (a)                                169,391       2,305,412
Conceptus, Inc. (a)                                              89,820       1,455,084
Cooper Cos., Inc.                                                31,380       1,573,079
Cyberonics, Inc. (a)                                             85,350       1,194,900
Dexcom, Inc. (a)                                                 89,910         721,977
NxStage Medical, Inc. (a)                                        70,810         940,357
Thoratec Corp. (a)                                               97,980       1,901,792
                                                                           ------------
                                                                           $ 14,087,033
---------------------------------------------------------------------------------------
Metals & Mining - 0.6%
---------------------------------------------------------------------------------------
Aber Diamond Corp.                                               34,350    $  1,278,851
---------------------------------------------------------------------------------------
Natural Gas - Distribution - 1.4%
---------------------------------------------------------------------------------------
Energen Corp.                                                    33,720    $  1,784,125
Equitable Resources, Inc.                                        23,880       1,124,987
                                                                           ------------
                                                                           $  2,909,112
---------------------------------------------------------------------------------------
Natural Gas - Pipeline - 0.3%
---------------------------------------------------------------------------------------
El Paso Corp.                                                    34,350    $    571,928
---------------------------------------------------------------------------------------
Network & Telecom - 3.1%
---------------------------------------------------------------------------------------
NICE Systems Ltd., ADR (a)                                       91,560    $  3,041,623
Qlogic Corp. (a)                                                 65,000         863,850
Sonus Networks, Inc. (a)                                        358,230       2,450,293
                                                                           ------------
                                                                           $  6,355,766
---------------------------------------------------------------------------------------
Oil Services - 5.4%
---------------------------------------------------------------------------------------
Dresser-Rand Group, Inc. (a)                                     67,320    $  2,497,572
Dril-Quip, Inc. (a)                                              47,290       2,269,447
Hercules Offshore, Inc. (a)                                      71,730       2,153,335
Lufkin Industries, Inc.                                          33,240       1,968,140
Ocean Rigasa (a)                                                 79,910         558,669
Oceaneering International, Inc. (a)                              28,060       1,575,850
                                                                           ------------
                                                                           $ 11,023,013
---------------------------------------------------------------------------------------
Other Banks & Diversified Financials - 7.7%
---------------------------------------------------------------------------------------
Bank of Hawaii Corp.                                             27,470    $  1,319,109
Center Financial Corp.                                           64,500         958,470
Commerce Bancorp, Inc.                                           80,761       2,701,455
Encore Bancshares, Inc. (a)                                     105,900       2,390,163
Euro Dekania Ltd., IEU (a)(z)                                    88,160       1,297,429
Fremont General Corp.                                           398,100       2,297,037
New York Community Bancorp, Inc.                                143,420       2,327,707
Signature Bank (a)                                               79,024       2,441,051
                                                                           ------------
                                                                           $ 15,732,421
---------------------------------------------------------------------------------------
Personal Computers & Peripherals - 0.5%
---------------------------------------------------------------------------------------
Mellanox Technologies Ltd. (a)                                   56,070    $  1,086,076
---------------------------------------------------------------------------------------
Pharmaceuticals - 2.0%
---------------------------------------------------------------------------------------
Endo Pharmaceuticals Holdings, Inc. (a)                          37,270    $  1,267,553
Medicis Pharmaceutical Corp., "A"                                61,767       1,762,213
Warner Chilcott Ltd., "A" (a)                                    59,870       1,077,660
                                                                           ------------
                                                                           $  4,107,426
---------------------------------------------------------------------------------------
Real Estate - 3.0%
---------------------------------------------------------------------------------------
BRE Properties, Inc., REIT                                       43,880    $  2,217,256
Mack-Cali Realty Corp., REIT                                     58,820       2,270,452
Maguire Properties, Inc., REIT                                   60,360       1,726,900
                                                                           ------------
                                                                           $  6,214,608
---------------------------------------------------------------------------------------
Restaurants - 3.2%
---------------------------------------------------------------------------------------
Panera Bread Co. (a)                                             62,620    $  2,544,877
Red Robin Gourmet Burgers, Inc. (a)                              73,440       2,832,581
Texas Roadhouse, Inc., "A" (a)                                  104,200       1,236,854
                                                                           ------------
                                                                           $  6,614,312
---------------------------------------------------------------------------------------
Specialty Chemicals - 1.5%
---------------------------------------------------------------------------------------
Albemarle Corp.                                                  47,960    $  1,929,431
Cytec Industries, Inc.                                           16,070       1,076,529
                                                                           ------------
                                                                           $  3,005,960
---------------------------------------------------------------------------------------
Specialty Stores - 5.3%
---------------------------------------------------------------------------------------
Advance Auto Parts, Inc.                                         49,450    $  1,719,377
CarMax, Inc. (a)                                                 43,900       1,050,527
Dick's Sporting Goods, Inc. (a)                                  39,110       2,199,155
Ethan Allen Interiors, Inc.                                      69,830       2,385,393
Lululemon Athletica, Inc. (a)                                     8,100         260,334
Ross Stores, Inc.                                                52,700       1,524,611
Urban Outfitters, Inc. (a)                                       89,686       1,799,101
                                                                           ------------
                                                                           $ 10,938,498
---------------------------------------------------------------------------------------
Telephone Services - 0.3%
---------------------------------------------------------------------------------------
Embarq Corp.                                                      9,980    $    616,664
---------------------------------------------------------------------------------------
Trucking - 1.2%
---------------------------------------------------------------------------------------
Landstar System, Inc.                                            51,870    $  2,358,010
---------------------------------------------------------------------------------------
Utilities - Electric Power - 1.6%
---------------------------------------------------------------------------------------
CMS Energy Corp.                                                 92,557    $  1,495,721
DPL, Inc.                                                        25,360         674,069
Portland General Electric Co.                                    41,080       1,105,464
                                                                           ------------
                                                                           $  3,275,254
---------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (IDENTIFIED COST, $200,106,534)                        $203,038,488
---------------------------------------------------------------------------------------
Short-Term Obligations - 1.2%
---------------------------------------------------------------------------------------
General Electric Capital Corp., 5.34%, due 8/01/07,
at Amortized Cost and Value (y)                              $2,496,000    $  2,496,000
---------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $202,602,534) (k)                      $205,534,488
---------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (0.5)%                                        (957,315)
---------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                        $204,577,173
---------------------------------------------------------------------------------------

(a) Non-income producing security.
(k) As of July 31, 2007, the fund had two securities that were fair valued, aggregating
    $1,856,098 and 0.90% of market value, in accordance with the policies adopted by the
    Board of Trustees.
(y) The rate shown represents an annualized yield at time of purchase.
(z) Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

                                                                                CURRENT
                                  ACQUISITION    ACQUISITION      MARKET      TOTAL % OF
RESTRICTED SECURITIES                 DATE           COST         VALUE       NET ASSETS
----------------------------------------------------------------------------------------
Euro Dekania Ltd., IEU              3/08/07       $1,158,069    $1,297,429       0.6%
---------------------------------------------------------------------------------------

The following abbreviations are used in this report and are defined:

ADR  American Depository Receipt
IEU  International Equity Unit
REIT Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
At 7/31/07

This statement represents your fund's balance sheet, which details the assets and liabilities comprising the total value of the fund.

ASSETS
------------------------------------------------------------------------------------------------------
Investments, at value (identified cost, $202,602,534)                  $205,534,488
Cash                                                                            700
Receivable for investments sold                                           8,641,024
Receivable for fund shares sold                                             228,381
Interest and dividends receivable                                                61
Other assets                                                                  1,999
------------------------------------------------------------------------------------------------------
Total assets                                                                              $214,406,653
------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------
Payable for investments purchased                                        $8,965,322
Payable for fund shares reacquired                                          503,573
Payable to affiliates
  Investment adviser                                                         29,182
  Management fee                                                              8,472
  Shareholder servicing costs                                               185,012
  Distribution and service fees                                               6,255
  Administrative services fee                                                   246
  Retirement plan administration and services fees                               83
Payable for independent trustees' compensation                                1,564
Accrued expenses and other liabilities                                      129,771
------------------------------------------------------------------------------------------------------
Total liabilities                                                                           $9,829,480
------------------------------------------------------------------------------------------------------
Net assets                                                                                $204,577,173
------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF
------------------------------------------------------------------------------------------------------
Paid-in capital                                                        $174,369,760
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies               2,931,954
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                            27,275,459
------------------------------------------------------------------------------------------------------
Net assets                                                                                $204,577,173
------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                   15,742,029
------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class A shares
------------------------------------------------------------------------------------------------------
  Net assets                                                           $124,427,797
  Shares outstanding                                                      9,451,137
------------------------------------------------------------------------------------------------------
  Net asset value per share                                                                     $13.17
------------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25Xnet asset value per share)                                $13.97
------------------------------------------------------------------------------------------------------
Class B shares
------------------------------------------------------------------------------------------------------
  Net assets                                                            $38,140,960
  Shares outstanding                                                      3,013,883
------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                  $12.66
------------------------------------------------------------------------------------------------------
Class C shares
------------------------------------------------------------------------------------------------------
  Net assets                                                            $24,369,739
  Shares outstanding                                                      1,924,920
------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                  $12.66
------------------------------------------------------------------------------------------------------
Class I shares
------------------------------------------------------------------------------------------------------
  Net assets                                                             $2,519,517
  Shares outstanding                                                        187,036
------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                               $13.47
------------------------------------------------------------------------------------------------------
Class R shares
------------------------------------------------------------------------------------------------------
  Net assets                                                             $7,434,245
  Shares outstanding                                                        569,825
------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                               $13.05
------------------------------------------------------------------------------------------------------
Class R1 shares
------------------------------------------------------------------------------------------------------
  Net assets                                                             $1,386,079
  Shares outstanding                                                        109,867
------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                               $12.62
------------------------------------------------------------------------------------------------------
Class R2 shares
------------------------------------------------------------------------------------------------------
  Net assets                                                               $819,442
  Shares outstanding                                                         64,336
------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                               $12.74
------------------------------------------------------------------------------------------------------
Class R3 shares
------------------------------------------------------------------------------------------------------
  Net assets                                                             $3,264,610
  Shares outstanding                                                        252,644
------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                               $12.92
------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class R4 shares
------------------------------------------------------------------------------------------------------
  Net assets                                                             $2,150,546
  Shares outstanding                                                        163,534
------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                               $13.15
------------------------------------------------------------------------------------------------------
Class R5 shares
------------------------------------------------------------------------------------------------------
  Net assets                                                                $64,238
  Shares outstanding                                                          4,847
------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                               $13.25
------------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF OPERATIONS
Year ended 7/31/07

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

NET INVESTMENT LOSS
------------------------------------------------------------------------------------------------------
Income
  Dividends                                                                $2,406,208
  Interest                                                                    128,398
  Foreign taxes withheld                                                       (9,480)
------------------------------------------------------------------------------------------------------
Total investment income                                                                     $2,525,126
------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                           $1,819,808
  Distribution and service fees                                             1,334,370
  Shareholder servicing costs                                                 530,788
  Administrative services fee                                                  51,214
  Retirement plan administration and services fees                             17,655
  Independent trustees' compensation                                           12,045
  Custodian fee                                                                94,134
  Shareholder communications                                                   44,767
  Auditing fees                                                                39,787
  Legal fees                                                                    4,021
  Miscellaneous                                                               123,509
------------------------------------------------------------------------------------------------------
Total expenses                                                                              $4,072,098
------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                         (6,743)
  Reduction of expenses by investment adviser                                (171,836)
------------------------------------------------------------------------------------------------------
Net expenses                                                                                $3,893,519
------------------------------------------------------------------------------------------------------
Net investment loss                                                                        $(1,368,393)
------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions                                                 $44,235,282
  Foreign currency transactions                                                (5,362)
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                                                      $44,229,920
------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                              $1,869,688
  Translation of assets and liabilities in foreign currencies                     (74)
------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments
and foreign currency translation                                                            $1,869,614
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
foreign currency                                                                           $46,099,534
------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                       $44,731,141
------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                                      YEARS ENDED 7/31
                                                              -------------------------------
                                                                      2007               2006

CHANGE IN NET ASSETS
FROM OPERATIONS
---------------------------------------------------------------------------------------------
Net investment loss                                            $(1,368,393)       $(3,108,882)
Net realized gain (loss) on investments and foreign
currency transactions                                           44,229,920         46,993,020
Net unrealized gain (loss) on investments and foreign
currency transactions                                            1,869,614        (49,171,343)
---------------------------------------------------------------------------------------------
Change in net assets from operations                           $44,731,141        $(5,287,205)
---------------------------------------------------------------------------------------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------
From net realized gain on investments and
foreign currency transactions
  Class A                                                     $(26,953,743)       $(2,227,380)
  Class B                                                       (8,450,571)          (731,846)
  Class C                                                       (4,785,754)          (436,145)
  Class I                                                         (410,844)          (165,111)
  Class R                                                       (2,077,964)          (172,374)
  Class R1                                                        (188,629)            (3,060)
  Class R2                                                        (134,319)              (633)
  Class R3                                                        (566,129)           (37,630)
  Class R4                                                        (264,498)           (12,975)
  Class R5                                                         (10,421)              (622)
---------------------------------------------------------------------------------------------
Total distributions declared to shareholders                  $(43,842,872)       $(3,787,776)
---------------------------------------------------------------------------------------------
Change in net assets from fund share transactions             $(65,281,309)      $(64,231,529)
---------------------------------------------------------------------------------------------
Total change in net assets                                    $(64,393,040)      $(73,306,510)
---------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------
At beginning of period                                         268,970,213        342,276,723
At end of period                                              $204,577,173       $268,970,213
---------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

CLASS A                                                              YEARS ENDED 7/31
                                                 --------------------------------------------------------
                                                     2007         2006        2005        2004       2003
Net asset value, beginning of period               $13.37       $13.86      $11.99      $10.53      $7.95
---------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------
  Net investment loss (d)                          $(0.05)      $(0.11)     $(0.13)     $(0.15)    $(0.07)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                2.45        (0.22)       2.04        1.69       2.65
---------------------------------------------------------------------------------------------------------
Total from investment operations                    $2.40       $(0.33)      $1.91       $1.54      $2.58
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------
  From net realized gain on investments
  and foreign currency transactions                $(2.60)      $(0.16)     $(0.04)     $(0.08)       $--
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $13.17       $13.37      $13.86      $11.99     $10.53
---------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                          19.27        (2.45)      15.92       14.68      32.62
---------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)               1.47         1.47        1.44        1.45       1.94
Expenses after expense reductions (f)                1.40         1.40        1.40        1.40       1.44(x)
Net investment loss                                 (0.36)       (0.78)      (1.00)      (1.18)     (0.83)
Portfolio turnover                                    137          139          88          93        287
Net assets at end of period (000 Omitted)        $124,432     $166,388    $200,067    $122,682    $21,471
---------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS B                                                               YEARS ENDED 7/31
                                                  -------------------------------------------------------
                                                     2007         2006        2005        2004       2003
Net asset value, beginning of period               $13.02       $13.58      $11.83      $10.42      $7.92
---------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------
  Net investment loss (d)                          $(0.13)      $(0.19)     $(0.21)     $(0.23)    $(0.12)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                2.37        (0.21)       2.00        1.69       2.62
---------------------------------------------------------------------------------------------------------
Total from investment operations                    $2.24       $(0.40)      $1.79       $1.46      $2.50
---------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                    $(2.60)      $(0.16)     $(0.04)     $(0.05)       $--
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $12.66       $13.02      $13.58      $11.83     $10.42
---------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                          18.47        (3.02)      15.12       13.95      31.69
---------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)               2.12         2.12        2.09        2.10       2.59
Expenses after expense reductions (f)                2.05         2.05        2.05        2.05       2.09(x)
Net investment loss                                 (1.01)       (1.43)      (1.66)      (1.82)     (1.48)
Portfolio turnover                                    137          139          88          93        287
Net assets at end of period (000 Omitted)         $38,142      $49,920     $69,791     $64,612    $17,541
---------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS C                                                               YEARS ENDED 7/31
                                                  -------------------------------------------------------
                                                     2007         2006        2005        2004       2003
Net asset value, beginning of period               $13.02       $13.59      $11.83      $10.42      $7.92
---------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------
  Net investment loss (d)                          $(0.13)      $(0.19)     $(0.21)     $(0.22)    $(0.13)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                2.37        (0.22)       2.01        1.67       2.63
---------------------------------------------------------------------------------------------------------
Total from investment operations                    $2.24       $(0.41)      $1.80       $1.45      $2.50
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                    $(2.60)      $(0.16)     $(0.04)     $(0.04)       $--
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $12.66       $13.02      $13.59      $11.83     $10.42
---------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                          18.47        (3.09)      15.21       13.94      31.73
---------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)               2.12         2.12        2.09        2.10       2.59
Expenses after expense reductions (f)                2.05         2.05        2.05        2.05       2.09(x)
Net investment loss                                 (1.01)       (1.43)      (1.66)      (1.83)     (1.49)
Portfolio turnover                                    137          139          88          93        287
Net assets at end of period (000 Omitted)         $24,370      $28,884     $40,546     $28,199     $8,413
---------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS I                                                               YEARS ENDED 7/31
                                                   ------------------------------------------------------
                                                     2007         2006        2005        2004       2003
Net asset value, beginning of period               $13.58       $14.03      $12.10      $10.59      $7.97
---------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------
  Net investment loss (d)                          $(0.00)(w)   $(0.06)     $(0.09)     $(0.10)    $(0.04)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                2.49        (0.23)       2.06        1.71       2.66
---------------------------------------------------------------------------------------------------------
Total from investment operations                    $2.49       $(0.29)      $1.97       $1.61      $2.62
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                    $(2.60)      $(0.16)     $(0.04)     $(0.10)       $--
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $13.47       $13.58      $14.03      $12.10     $10.59
---------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                             19.67        (2.13)      16.27       15.13      33.00
---------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)               1.12         1.12        1.09        1.10       1.59
Expenses after expense reductions (f)                1.05         1.05        1.05        1.05       1.09(x)
Net investment loss                                 (0.03)       (0.43)      (0.66)      (0.83)     (0.48)
Portfolio turnover                                    137          139          88          93        287
Net assets at end of period (000 Omitted)          $2,520       $3,769     $13,735     $12,665     $4,262
---------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R                                                               YEARS ENDED 7/31
                                                   ------------------------------------------------------
                                                     2007         2006        2005        2004    2003(i)
Net asset value, beginning of period               $13.29       $13.79      $11.95      $10.51      $7.96
---------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------
  Net investment loss (d)                          $(0.07)      $(0.13)     $(0.15)     $(0.17)    $(0.05)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                2.43        (0.21)       2.03        1.70       2.60
---------------------------------------------------------------------------------------------------------
Total from investment operations                    $2.36       $(0.34)      $1.88       $1.53      $2.55
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                    $(2.60)      $(0.16)     $(0.04)     $(0.09)       $--
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $13.05       $13.29      $13.79      $11.95     $10.51
---------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                             19.06        (2.54)      15.72       14.48      32.16(n)
---------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)               1.63         1.62        1.59        1.60       2.09(a)
Expenses after expense reductions (f)                1.55         1.55        1.55        1.55       1.59(a)(x)
Net investment loss                                 (0.50)       (0.93)      (1.14)      (1.32)     (0.96)(a)
Portfolio turnover                                    137          139          88          93        287
Net assets at end of period (000 Omitted)          $7,434      $12,663     $13,752      $7,220        $23
---------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

CLASS R1                                             YEARS ENDED 7/31
                                               ----------------------------
                                                 2007       2006    2005(i)

Net asset value, beginning of period           $12.99     $13.58     $12.40
---------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------
  Net investment loss (d)                      $(0.15)    $(0.21)    $(0.09)
  Net realized and unrealized gain (loss)
  on investments and foreign currency            2.38      (0.22)      1.27(g)
---------------------------------------------------------------------------
Total from investment operations                $2.23     $(0.43)     $1.18
---------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------
  From net realized gain on investments
  and foreign currency transactions            $(2.60)    $(0.16)       $--
---------------------------------------------------------------------------
Net asset value, end of period                 $12.62     $12.99     $13.58
---------------------------------------------------------------------------
Total return (%) (r)(s)                         18.42      (3.24)      9.52(n)
---------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------
Expenses before expense reductions (f)           2.27       2.31       2.29(a)
Expenses after expense reductions (f)            2.15       2.15       2.25(a)
Net investment loss                             (1.11)     (1.53)     (1.77)(a)
Portfolio turnover                                137        139         88
Net assets at end of period (000 Omitted)      $1,386     $1,035        $55
---------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2                                             YEARS ENDED 7/31
                                               ----------------------------
                                                 2007       2006    2005(i)

Net asset value, beginning of period           $13.05     $13.59     $12.40
---------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------
  Net investment loss (d)                      $(0.10)    $(0.15)    $(0.06)
  Net realized and unrealized gain (loss)
  on investments and foreign currency            2.39      (0.23)      1.25(g)
---------------------------------------------------------------------------
Total from investment operations                $2.29     $(0.38)     $1.19
---------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------
  From net realized gain on investments
  and foreign currency transactions            $(2.60)    $(0.16)       $--
---------------------------------------------------------------------------
Net asset value, end of period                 $12.74     $13.05     $13.59
---------------------------------------------------------------------------
Total return (%) (r)(s)                         18.86      (2.87)      9.60(n)
---------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------
Expenses before expense reductions (f)           1.96       2.00       1.99(a)
Expenses after expense reductions (f)            1.80       1.80       1.95(a)
Net investment loss                             (0.75)     (1.18)     (1.42)(a)
Portfolio turnover                                137        139         88
Net assets at end of period (000 Omitted)        $819       $541        $55
---------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R3                                                       YEARS ENDED 7/31
                                                   ---------------------------------------
                                                     2007       2006       2005    2004(i)
Net asset value, beginning of period               $13.20     $13.73     $11.93     $11.81
------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------
  Net investment loss (d)                          $(0.09)    $(0.15)    $(0.17)    $(0.14)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                2.41      (0.22)      2.01       0.35
------------------------------------------------------------------------------------------
Total from investment operations                    $2.32     $(0.37)     $1.84      $0.21
------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------
  From net realized gain on investments
  and foreign currency transactions                $(2.60)    $(0.16)    $(0.04)    $(0.09)
------------------------------------------------------------------------------------------
Net asset value, end of period                     $12.92     $13.20     $13.73     $11.93
------------------------------------------------------------------------------------------
Total return (%) (r)(s)                             18.87      (2.77)     15.41       1.83(n)
------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------
Expenses before expense reductions (f)               1.83       1.87       1.84       1.85(a)
Expenses after expense reductions (f)                1.70       1.72       1.80       1.80(a)
Net investment loss                                 (0.66)     (1.10)     (1.34)     (1.60)(a)
Portfolio turnover                                    137        139         88         93
Net assets at end of period (000 Omitted)          $3,265     $3,362     $3,115       $120
------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

CLASS R4                                             YEARS ENDED 7/31
                                               ----------------------------
                                                 2007       2006    2005(i)

Net asset value, beginning of period           $13.36     $13.86     $12.62
---------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------
  Net investment loss (d)                      $(0.06)    $(0.12)    $(0.02)
  Net realized and unrealized gain (loss)
  on investments and foreign currency            2.45      (0.22)      1.26(g)
---------------------------------------------------------------------------
Total from investment operations                $2.39     $(0.34)     $1.24
---------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------
  From net realized gain on investments
  and foreign currency transactions            $(2.60)    $(0.16)       $--
---------------------------------------------------------------------------
Net asset value, end of period                 $13.15     $13.36     $13.86
---------------------------------------------------------------------------
Total return (%) (r)(s)                         19.19      (2.52)      9.83(n)
---------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------
Expenses before expense reductions (f)           1.51       1.52       1.44(a)
Expenses after expense reductions (f)            1.45       1.45       1.40(a)
Net investment loss                             (0.45)     (0.81)     (0.90)(a)
Portfolio turnover                                137        139         88
Net assets at end of period (000 Omitted)      $2,151     $2,354     $1,105
---------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

CLASS R5                                             YEARS ENDED 7/31
                                               ----------------------------
                                                 2007       2006    2005(i)

Net asset value, beginning of period           $13.41     $13.87     $12.62
---------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------
  Net investment loss (d)                      $(0.02)    $(0.07)    $(0.03)
  Net realized and unrealized gain (loss)
  on investments and foreign currency            2.46      (0.23)      1.28(g)
---------------------------------------------------------------------------
Total from investment operations                $2.44     $(0.30)     $1.25
---------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------
  From net realized gain on investments
  and foreign currency transactions            $(2.60)    $(0.16)       $--
---------------------------------------------------------------------------
Net asset value, end of period                 $13.25     $13.41     $13.87
---------------------------------------------------------------------------
Total return (%) (r)(s)                         19.53      (2.23)      9.90(n)
---------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------
Expenses before expense reductions (f)           1.22       1.22       1.19(a)
Expenses after expense reductions (f)            1.15       1.15       1.15(a)
Net investment loss                             (0.11)     (0.52)     (0.62)(a)
Portfolio turnover                                137        139         88
Net assets at end of period (000 Omitted)         $64        $54        $55
---------------------------------------------------------------------------

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a) Annualized.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(g) The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i) For the period from the class' inception, December 31, 2002 (Class R), October 31, 2003 (Class R3) and April 1, 2005 (Classes R1, R2, R4, and R5) through the stated period end.
(n) Not annualized.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.
(w) Per share amount was less than $0.01.
(x) Excluding dividend expense on securities sold short, the ratio of expenses to average net assets were 1.40% (Class A), 2.05% (Class B), 2.05% (Class
    C), 1.05% (Class I) and 1.55% (Class R) for the stated period.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS New Endeavor Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund's foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund's financial statements.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

INDEMNIFICATIONS - Under the fund's organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended July 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders is as follows:

                                                 7/31/07        7/31/06

          Ordinary income (including
          any short-term capital gains)      $13,640,447            $--
          Long-term capital gain              30,202,425      3,787,776
          -------------------------------------------------------------
                                             $43,842,872     $3,787,776

The federal tax cost and the tax basis components of distributable earnings were as follows:

          AS OF 7/31/07

          Cost of investments                              $204,894,310
          -------------------------------------------------------------
          Gross appreciation                                $14,415,968
          Gross depreciation                                (13,775,790)
          -------------------------------------------------------------
          Net unrealized appreciation (depreciation)           $640,178
          Undistributed ordinary income                     $15,834,694
          Undistributed long-term capital gain               13,732,541

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of the Interpretation for regulated investment companies for an additional six months. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has evaluated the application of the Interpretation to the fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the fund's financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $1.0 billion. This written agreement may be rescinded only upon consent of the fund's Board of Trustees. For the year ended July 31, 2007, the fund's average daily net assets did not exceed $1.0 billion and therefore, the management fee was not reduced.

The investment adviser has agreed in writing to pay a portion of the fund's operating expenses, exclusive of management, distribution and service, retirement plan administration and services, and certain other fees and expenses, such that operating expenses do not exceed 0.30% annually of the fund's average daily net assets. This written agreement will continue through November 30, 2007 unless changed or rescinded by the fund's Board of Trustees. For the year ended July 31, 2007, this reduction amounted to $166,941 and is reflected as a reduction of total expenses in the Statement of Operations.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $18,661 for the year ended July 31, 2007, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Fee Plan Table:

                                                                TOTAL          ANNUAL       DISTRIBUTION
                       DISTRIBUTION        SERVICE       DISTRIBUTION       EFFECTIVE        AND SERVICE
                           FEE RATE       FEE RATE            PLAN(d)         RATE(e)                FEE

Class A                       0.10%          0.25%              0.35%           0.35%           $521,972
Class B                       0.75%          0.25%              1.00%           1.00%            453,818
Class C                       0.75%          0.25%              1.00%           1.00%            267,225
Class R                       0.25%          0.25%              0.50%           0.50%             56,876
Class R1                      0.50%          0.25%              0.75%           0.75%              8,739
Class R2                      0.25%          0.25%              0.50%           0.50%              3,588
Class R3                      0.25%          0.25%              0.50%           0.50%             17,454
Class R4                         --          0.25%              0.25%           0.25%              4,698
--------------------------------------------------------------------------------------------------------
Total Distribution and Service Fees                                                           $1,334,370

(d) In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class' average daily net assets.
(e) The annual effective rates represent actual fees incurred under the distribution plan for the year ended July 31, 2007 based on each class' average daily net assets.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended July 31, 2007, were as follows:

                                                   AMOUNT

              Class A                              $2,932
              Class B                             $93,791
              Class C                              $2,382

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended July 31, 2007, the fee was $165,754, which equated to 0.0683% annually of the fund's average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended July 31, 2007, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $325,323. The fund may also pay shareholder servicing related costs directly to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund's annual fixed amount is $17,500.

The administrative services fee incurred for the year ended July 31, 2007 was equivalent to an annual effective rate of 0.0211% of the fund's average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain retirement plan administration and services with respect to certain shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may be provided directly by MFS or by a third party. MFS may subsequently pay all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended July 31, 2007, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class' average daily net assets:

                              BEGINNING OF                    ANNUAL
                            PERIOD THROUGH    EFFECTIVE    EFFECTIVE      TOTAL
                                   3/31/07      4/01/07     RATE (g)     AMOUNT

Class R1                             0.45%        0.35%        0.35%     $4,795
Class R2                             0.40%        0.25%        0.25%      2,481
Class R3                             0.25%        0.15%        0.15%      7,498
Class R4                             0.15%        0.15%        0.15%      2,819
Class R5                             0.10%        0.10%        0.10%         62
-------------------------------------------------------------------------------
Total Retirement Plan Administration and Services Fees                  $17,655

(g) Prior to April 1, 2007, MFS had agreed in writing to waive a portion of the retirement plan administration and services fee equal to 0.10% for Class R1, 0.15% for Class R2, and 0.10% for Class R3 shares. This agreement was discontinued on March 31, 2007. On April 1, 2007, the annual retirement plan administration and services fee for Class R1, Class R2, and Class R3 shares was lowered to 0.35%, 0.25%, and 0.15%, respectively. For the year ended July 31, 2007, the waiver amounted to $3,667 and is reflected as a reduction of total expenses in the Statement of Operations.

TRUSTEES' AND OFFICERS' COMPENSATION - The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

OTHER - This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended July 31, 2007, the fee paid to Tarantino LLC was $1,864. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $1,228, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $326,246,704 and $431,720,605, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                YEAR ENDED                        YEAR ENDED
                                                  7/31/07                           7/31/06
                                         SHARES           AMOUNT           SHARES           AMOUNT
Shares sold
  Class A                               1,980,893       $26,801,585       4,085,435       $57,069,891
  Class B                                 320,571         4,139,062         673,583         9,155,832
  Class C                                 376,357         4,839,308         513,461         6,994,536
  Class I                                  71,247           979,417         312,592         4,364,091
  Class R                                 135,233         1,802,217         398,114         5,499,975
  Class R1                                125,688         1,579,362          88,559         1,235,037
  Class R2                                 83,919         1,103,898          44,727           624,795
  Class R3                                298,852         3,819,387         211,587         2,900,154
  Class R4                                187,345         2,530,723         121,750         1,688,971
-----------------------------------------------------------------------------------------------------
                                        3,580,105       $47,594,959       6,449,808       $89,533,282

Shares issued to shareholders in
reinvestment of distributions
  Class A                               1,945,588       $24,008,624         144,531        $2,020,510
  Class B                                 633,000         7,539,033          47,480           649,050
  Class C                                 350,467         4,174,065          25,314           346,046
  Class I                                  31,602           398,188          10,320           146,231
  Class R                                 164,884         2,018,179          11,867           165,078
  Class R1                                 15,878           188,629             228             3,060
  Class R2                                 11,231           134,319              46               633
  Class R3                                 46,667           566,079           2,720            37,630
  Class R4                                 21,449           264,465             928            12,975
  Class R5                                    841            10,421              44               622
-----------------------------------------------------------------------------------------------------
                                        3,221,607       $39,302,002         243,478        $3,381,835

Shares reacquired
  Class A                              (6,921,731)     $(93,725,290)     (6,221,446)     $(87,352,633)
  Class B                              (1,775,084)      (23,204,463)     (2,023,951)      (27,383,493)
  Class C                              (1,020,450)      (13,417,927)     (1,304,624)      (17,774,265)
  Class I                                (193,325)       (2,702,135)     (1,024,562)      (15,087,130)
  Class R                                (683,401)       (9,250,818)       (453,876)       (6,320,964)
  Class R1                               (111,370)       (1,396,154)        (13,182)         (191,305)
  Class R2                                (72,219)         (934,797)         (7,400)         (104,994)
  Class R3                               (347,580)       (4,527,156)       (186,483)       (2,573,212)
  Class R4                               (221,412)       (3,019,530)        (26,281)         (358,650)
-----------------------------------------------------------------------------------------------------
                                      (11,346,572)    $(152,178,270)    (11,261,805)    $(157,146,646)

Net change
  Class A                              (2,995,250)     $(42,915,081)     (1,991,480)     $(28,262,232)
  Class B                                (821,513)      (11,526,368)     (1,302,888)      (17,578,611)
  Class C                                (293,626)       (4,404,554)       (765,849)      (10,433,683)
  Class I                                 (90,476)       (1,324,530)       (701,650)      (10,576,808)
  Class R                                (383,284)       (5,430,422)        (43,895)         (655,911)
  Class R1                                 30,196           371,837          75,605         1,046,792
  Class R2                                 22,931           303,420          37,373           520,434
  Class R3                                 (2,061)         (141,690)         27,824           364,572
  Class R4                                (12,618)         (224,342)         96,397         1,343,296
  Class R5                                    841            10,421              44               622
-----------------------------------------------------------------------------------------------------
                                       (4,544,860)     $(65,281,309)     (4,568,519)     $(64,231,529)

(6) LINE OF CREDIT

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended July 31, 2007, the fund's commitment fee and interest expense were $1,415 and $5,701, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust X and Shareholders of
MFS New Endeavor Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MFS New Endeavor Fund (the Fund) (one of the portfolios constituting MFS Series Trust X) as of July 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Endeavor Fund at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                       ERNST & YOUNG LLP

Boston, Massachusetts
September 13, 2007

TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of September 1, 2007, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                         PRINCIPAL OCCUPATIONS DURING
                              POSITION(s) HELD     TRUSTEE/OFFICER           THE PAST FIVE YEARS &
NAME, DATE OF BIRTH              WITH FUND             SINCE(h)             OTHER DIRECTORSHIPS(j)
-------------------         -------------------    ---------------    ----------------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)        Trustee                February 2004      Massachusetts Financial Services
(born 10/20/63)                                                       Company, Chief Executive Officer,
                                                                      President, Chief Investment
                                                                      Officer and Director

Robert C. Pozen(k)          Trustee                February 2004      Massachusetts Financial Services
(born 8/08/46)                                                        Company, Chairman (since February
                                                                      2004); MIT Sloan School
                                                                      (education), Senior Lecturer
                                                                      (since 2006); Secretary of
                                                                      Economic Affairs, The Commonwealth
                                                                      of Massachusetts (January 2002 to
                                                                      December 2002); Fidelity
                                                                      Investments, Vice Chairman (June
                                                                      2000 to December 2001); Fidelity
                                                                      Management & Research Company
                                                                      (investment adviser), President
                                                                      (March 1997 to July 2001); Bell
                                                                      Canada Enterprises
                                                                      (telecommunications), Director;
                                                                      Medtronic, Inc. (medical
                                                                      technology), Director; Telesat
                                                                      (satellite communications),
                                                                      Director

INDEPENDENT TRUSTEES
J. Atwood Ives              Trustee and Chair      February 1992      Private investor; Eastern
(born 5/01/36)              of Trustees                               Enterprises (diversified services
                                                                      company), Chairman, Trustee and
                                                                      Chief Executive Officer (until
                                                                      November 2000)

Robert E. Butler(n)         Trustee                January 2006       Consultant - regulatory and
(born 11/29/41)                                                       compliance matters (since July
                                                                      2002); PricewaterhouseCoopers LLP
                                                                      (professional services firm),
                                                                      Partner (until 2002)

Lawrence H. Cohn, M.D.      Trustee                August 1993        Brigham and Women's Hospital,
(born 3/11/37)                                                        Chief of Cardiac Surgery (2005);
                                                                      Harvard Medical School, Professor
                                                                      of Cardiac Surgery; Physician
                                                                      Director of Medical Device
                                                                      Technology for Partners HealthCare

David H. Gunning            Trustee                January 2004       Retired; Cleveland-Cliffs Inc.
(born 5/30/42)                                                        (mining products and service
                                                                      provider), Vice Chairman/Director
                                                                      (until May 2007); Portman Limited
                                                                      (mining), Director (since 2005);
                                                                      Encinitos Ventures (private
                                                                      investment company), Principal
                                                                      (1997 to April 2001); Lincoln
                                                                      Electric Holdings, Inc. (welding
                                                                      equipment manufacturer), Director

William R. Gutow            Trustee                December 1993      Private investor and real estate
(born 9/27/41)                                                        consultant; Capitol Entertainment
                                                                      Management Company (video
                                                                      franchise), Vice Chairman;
                                                                      Atlantic Coast Tan (tanning
                                                                      salons), Vice Chairman (since
                                                                      2002)

Michael Hegarty             Trustee                December 2004      Retired; AXA Financial (financial
(born 12/21/44)                                                       services and insurance), Vice
                                                                      Chairman and Chief Operating
                                                                      Officer (until May 2001); The
                                                                      Equitable Life Assurance Society
                                                                      (insurance), President and Chief
                                                                      Operating Officer (until May 2001)

Lawrence T. Perera          Trustee                July 1981          Hemenway & Barnes (attorneys),
(born 6/23/35)                                                        Partner

J. Dale Sherratt            Trustee                August 1993        Insight Resources, Inc.
(born 9/23/38)                                                        (acquisition planning specialists),
                                                                      President; Wellfleet Investments
                                                                      (investor in health care
                                                                      companies), Managing General
                                                                      Partner (since 1993); Cambridge
                                                                      Nutraceuticals (professional
                                                                      nutritional products), Chief
                                                                      Executive Officer (until May 2001)

Laurie J. Thomsen           Trustee                March 2005         New Profit, Inc. (venture
(born 8/05/57)                                                        philanthropy), Partner (since
                                                                      2006); Private investor; Prism
                                                                      Venture Partners (venture
                                                                      capital), Co-founder and General
                                                                      Partner (until June 2004); The
                                                                      Travelers Companies (commercial
                                                                      property liability insurance),
                                                                      Director

Robert W. Uek               Trustee                January 2006       Retired (since 1999);
(born 5/18/41)                                                        PricewaterhouseCoopers LLP
                                                                      (professional services firm),
                                                                      Partner (until 1999); Consultant
                                                                      to investment company industry
                                                                      (since 2000); TT International
                                                                      Funds (mutual fund complex),
                                                                      Trustee (2000 until 2005);
                                                                      Hillview Investment Trust II Funds
                                                                      (mutual fund complex), Trustee
                                                                      (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)           President              November 2005      Massachusetts Financial Services
(born 12/01/58)                                                       Company, Executive Vice President
                                                                      and Chief Regulatory Officer
                                                                      (since March 2004) Chief
                                                                      Compliance Officer (since December
                                                                      2006); Fidelity Management &
                                                                      Research Company, Vice President
                                                                      (prior to March 2004); Fidelity
                                                                      Group of Funds, President and
                                                                      Treasurer (prior to March 2004)

Tracy Atkinson(k)           Treasurer              September 2005     Massachusetts Financial Services
(born 12/30/64)                                                       Company, Senior Vice President
                                                                      (since September 2004);
                                                                      PricewaterhouseCoopers LLP,
                                                                      Partner (prior to September 2004)

Christopher R. Bohane(k)    Assistant Secretary    July 2005          Massachusetts Financial Services
(born 1/18/74)              and Assistant Clerk                       Company, Vice President and Senior
                                                                      Counsel (since April 2003);
                                                                      Kirkpatrick & Lockhart LLP (law
                                                                      firm), Associate (prior to April
                                                                      2003)

Ethan D. Corey(k)           Assistant Secretary    July 2005          Massachusetts Financial Services
(born 11/21/63)             and Assistant Clerk                       Company, Special Counsel (since
                                                                      December 2004); Dechert LLP (law
                                                                      firm), Counsel (prior to December
                                                                      2004)

David L. DiLorenzo(k)       Assistant Treasurer    July 2005          Massachusetts Financial Services
(born 8/10/68)                                                        Company, Vice President (since
                                                                      June 2005); JP Morgan Investor
                                                                      Services, Vice President (prior to
                                                                      June 2005)

Mark D. Fischer(k)          Assistant Treasurer    July 2005          Massachusetts Financial Services
(born 10/27/70)                                                       Company, Vice President (since May
                                                                      2005); JP Morgan Investment
                                                                      Management Company, Vice President
                                                                      (prior to May 2005)

Brian E. Langenfeld(k)      Assistant Secretary    June 2006          Massachusetts Financial Services
(born 3/07/73)              and Assistant Clerk                       Company, Assistant Vice President
                                                                      and Counsel (since May 2006); John
                                                                      Hancock Advisers, LLC, Assistant
                                                                      Vice President and Counsel (May
                                                                      2005 to April 2006); John Hancock
                                                                      Advisers, LLC, Attorney and
                                                                      Assistant Secretary (prior to May
                                                                      2005)

Ellen Moynihan(k)           Assistant Treasurer    April 1997         Massachusetts Financial Services
(born 11/13/57)                                                       Company, Senior Vice President

Susan S. Newton(k)          Assistant Secretary    May 2005           Massachusetts Financial Services
(born 3/07/50)              and Assistant Clerk                       Company, Senior Vice President and
                                                                      Associate General Counsel (since
                                                                      April 2005); John Hancock
                                                                      Advisers, LLC, Senior Vice
                                                                      President, Secretary and Chief
                                                                      Legal Officer (prior to April
                                                                      2005); John Hancock Group of
                                                                      Funds, Senior Vice President,
                                                                      Secretary and Chief Legal Officer
                                                                      (prior to April 2005)

Susan A. Pereira(k)         Assistant Secretary    July 2005          Massachusetts Financial Services
(born 11/05/70)             and Assistant Clerk                       Company, Vice President and Senior
                                                                      Counsel (since June 2004); Bingham
                                                                      McCutchen LLP (law firm),
                                                                      Associate (prior to June 2004)

Mark N. Polebaum(k)         Secretary and Clerk    January 2006       Massachusetts Financial Services
(born 5/01/52)                                                        Company, Executive Vice President,
                                                                      General Counsel and Secretary
                                                                      (since January 2006); Wilmer
                                                                      Cutler Pickering Hale and Dorr LLP
                                                                      (law firm), Partner (prior to
                                                                      January 2006)

Frank L. Tarantino          Independent Chief      June 2004          Tarantino LLC (provider of
(born 3/07/44)              Compliance Officer                        compliance services), Principal
                                                                      (since June 2004); CRA Business
                                                                      Strategies Group (consulting
                                                                      services), Executive Vice
                                                                      President (April 2003 to June
                                                                      2004); David L. Babson & Co.
                                                                      (investment adviser), Managing
                                                                      Director, Chief Administrative
                                                                      Officer and Director (prior to
                                                                      March 2003)

James O. Yost(k)            Assistant Treasurer    September 1990     Massachusetts Financial Services
(born 6/12/60)                                                        Company, Senior Vice President

------------

(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange
    Commission (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston,
    Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid
    Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by share- holders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are
members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which
MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2007, the Trustees served as board members of 97 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

--------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                              CUSTODIAN
Massachusetts Financial Services Company        State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741      225 Franklin Street, Boston, MA 02110

DISTRIBUTOR                                     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MFS Fund Distributors, Inc.                     Ernst & Young LLP
500 Boylston Street, Boston, MA 02116-3741      200 Clarendon Street, Boston, MA 02116

PORTFOLIO MANAGER
Camille Lee

BOARD REVIEW OF INVESTMENT

ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2007 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund's Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2006, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund's Class A shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund's Class A shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2006 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS' efforts to improve the Fund's performance, including the replacement of the primary portfolio manager in 2006 and changes to the Fund's strategy in 2006. In addition, the Trustees requested that they receive a separate update on the Fund's performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS' responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and the total expense ratio of the Fund's Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets over $1.0 billion, which may not be changed without the Trustees' approval, and that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account the expense limitation), the Fund's effective advisory fee rate was lower than the Lipper expense group median, and the Fund's total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund's advisory fee rate schedule is currently subject to the breakpoint described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2007.

A discussion regarding the Board's most recent review and renewal of the Fund's investment advisory agreement will be available on or before November 1, 2007 by clicking on the fund's name under "Select a fund" on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

                    Public Reference Room
                    Securities and Exchange Commission
                    100 F Street, NE, Room 1580
                    Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2007 income tax forms in January 2008. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $34,437,928 as capital gain dividends paid during the fiscal year.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms
  o share balances and transactional history with us, our affiliates, or others
  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

WEB SITE                                  MAILING ADDRESS
mfs.com                                   MFS Service Center, Inc.
                                          P.O. Box 55824
MFS TALK                                  Boston, MA
1-800-637-8255                            02205-5824
24 hours a day
                                          OVERNIGHT MAIL
ACCOUNT SERVICE AND                       MFS Service Center, Inc.
LITERATURE                                500 Boylston Street
                                          Boston, MA 02116-3741
SHAREHOLDERS
1-800-225-2606
8 a.m. to 8 p.m. ET

INVESTMENT PROFESSIONALS
1-800-343-2829
8 a.m. to 8 p.m. ET

RETIREMENT PLAN SERVICES
1-800-637-1255
8 a.m. to 8 p.m. ET

-------------------------------------------------------------------------------
Go paperless with eDELIVERY: Arrange to have MFS send prospectuses, reports, and proxies directly to your e-mail inbox. You'll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

SIGN UP: If your account is registered with us, simply go to MFS.COM, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS TALK, MFS Access, and eDelivery may not be available to you.
-------------------------------------------------------------------------------

M F S(R)
INVESTMENT MANAGEMENT

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                             ANNUAL REPORT

MFS(R) STRATEGIC VALUE FUND

LETTER FROM THE CEO                                              1
------------------------------------------------------------------
PORTFOLIO COMPOSITION                                            2
------------------------------------------------------------------
MANAGEMENT REVIEW                                                3
------------------------------------------------------------------
PERFORMANCE SUMMARY                                              6
------------------------------------------------------------------
EXPENSE TABLE                                                    9
------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                        11
------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                             15
------------------------------------------------------------------
STATEMENT OF OPERATIONS                                         18
------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                             19
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            21
------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                   31
------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                                          42
------------------------------------------------------------------
TRUSTEES AND OFFICERS                                           43
------------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT                   49
------------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                           54
------------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                                  54
------------------------------------------------------------------
FEDERAL TAX INFORMATION                                         54
------------------------------------------------------------------
MFS(R) PRIVACY NOTICE                                           55
------------------------------------------------------------------
CONTACT INFORMATION                                     BACK COVER
------------------------------------------------------------------

THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

------------------------------------------------------------------------------
                      NOT FDIC INSURED o MAY LOSE VALUE o
              NO BANK OR CREDIT UNION GUARANTEE o NOT A DEPOSIT o
                NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR
                                   NCUA/NCUSIF
------------------------------------------------------------------------------

                                                                         7/31/07
                                                                         SVF-ANN

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Shareholders:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19%. But the Dow's upward rise has not been without hiccups. After hitting new records in July 2007, the Dow lost 8% in the following weeks as a crisis swept global credit markets. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. Both the bond and stock markets are cyclical. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals. We believe you should not let the headlines guide you in your investment decisions and should be cautious about overreacting to short- term volatility.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer -- through both up and down economic cycles.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    September 14, 2007

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE

              Common Stocks                              98.1%
              Cash & Other Net Assets                     1.9%

              TOP TEN HOLDINGS

              Amgen, Inc.                                 4.0%
              ------------------------------------------------
              Verizon Communications, Inc.                4.0%
              ------------------------------------------------
              Bank of America Corp.                       4.0%
              ------------------------------------------------
              Owens-Illinois, Inc.                        4.0%
              ------------------------------------------------
              Bank of New York Mellon Corp.               3.9%
              ------------------------------------------------
              Anadarko Petroleum Corp.                    3.9%
              ------------------------------------------------
              Genworth Financial, Inc., "A"               3.6%
              ------------------------------------------------
              Conseco, Inc.                               3.5%
              ------------------------------------------------
              JPMorgan Chase & Co.                        3.4%
              ------------------------------------------------
              Wyeth                                       3.3%
              ------------------------------------------------

              EQUITY SECTORS

              Financial Services                         28.9%
              ------------------------------------------------
              Health Care                                17.1%
              ------------------------------------------------
              Utilities & Communications                 10.2%
              ------------------------------------------------
              Energy                                     10.1%
              ------------------------------------------------
              Technology                                  7.3%
              ------------------------------------------------
              Leisure                                     7.3%
              ------------------------------------------------
              Autos & Housing                             5.6%
              ------------------------------------------------
              Basic Materials                             4.0%
              ------------------------------------------------
              Industrial Goods & Services                 3.3%
              ------------------------------------------------
              Retailing                                   3.0%
              ------------------------------------------------
              Consumer Staples                            1.3%
              ------------------------------------------------

Percentages are based on net assets as of 7/31/07.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended July 31, 2007, Class A shares of the MFS Strategic Value Fund provided a total return of 17.90%, at net asset value. This compares with a return of 13.47% for the fund's benchmark, the Russell 1000 Value Index.

MARKET ENVIRONMENT

The U.S. economy continues to decouple from the rest of the world, growing at a slower pace than other major economies. Overall, the global economy remains in the midst of its fastest expansion since the 1970s. Around the world, economies have been growing more than expected as domestic demand improves and world trade accelerates. With the stronger growth, however, has come increased concern about rising inflation, especially as capacity becomes more constrained, wages rise, and oil prices advance.

Rising interest rates have not yet dampened world economic activity, although they may have contributed to the growing sense of risk aversion for some investors, sparked by problems in the U.S. sub-prime mortgage market. Fundamental deterioration in this sector spilled over into other markets such as bank loans and the U.S. high yield sector. These market sectors experienced contagion from sub-prime mortgage problems, we believe, as sub-prime mortgage presence in certain structured products, such as collateralized debt obligations (CDOs)/collateralized loan obligations (CLOs), raised investor concerns, generally, about such products. These products have been increasingly large sources of funding for corporate security issuance and, notwithstanding still-sound fundamentals in underlying credit fundamentals, appeared to have prompted investor selling.

Market volatility increased toward the end of the reporting period with the threat of the sub-prime mortgage meltdown weighing on equity markets across the globe. Fueling the volatility were rising home foreclosures, falling housing prices, and weaker-than-expected jobs growth reported by the U.S. Department of Labor.

CONTRIBUTORS TO PERFORMANCE

For the MFS Strategic Value Fund, stock selection in the basic materials sector was a principal factor in positive performance relative to the benchmark. Package manufacturer Owens-Illinois was the portfolio's largest contributor over the period. Shares of Owens-Illinois rose as the company reported first quarter of 2007 earnings that exceeded consensus expectations. The company cited better glass factory operating performance as one of the factors in improved profitability.

An overweighted position and stock selection in the technology sector also contributed to favorable results. Software developer Compuware and telecommunications equipment company Nortel Networks(aa) were top performers in this sector.

The combination of stock selection and an overweighted position in the retailing sector helped results. Department stores operator Saks(g) was among the top-performing stocks relative to the benchmark.

Stock selection in the utilities and communications sector was another positive factor in relative returns. Electric power utility company FPL Group, telecommunications services provider Verizon Communications, and natural gas pipeline operator Williams Cos. contributed to results.

Although stock selection in the consumer staples sector and an underweighted position in the poor-performing financial services sector had a positive impact on relative performance, no stocks within either sector were among the fund's top contributors.

Other investments that benefited results included filtration and separation systems manufacturer Pall Corp. The fund's positioning in oil and gas company Anadarko Petroleum and the avoidance of poor-performing pharmaceutical company Pfizer also helped.

DETRACTORS FROM PERFORMANCE

Although stock selection in both the leisure and autos and housing sectors had a negative effect on relative performance, no individual stocks within either sector were among the fund's top detractors.

Biotechnology firm Amgen, insurance company Conseco, wireless services provider Sprint Nextel(g), medical devices maker Boston Scientific, and insurance and investment company Genworth were the largest individual detractors from relative returns. Shares of Amgen declined due, in part, to increasing pressure from the FDA on the company's anemia drugs as well as potential competition. Not owning strong-performing integrated oil and gas company ExxonMobil and the fund's positioning in telecommunications company AT&T(g) also hurt results.

Respectfully,

Kenneth Enright
Portfolio Manager

(aa) Security is not a benchmark constituent.
(g)  Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 7/31/07

The following chart illustrates a representative class of the fund's historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary).

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, March 17, 1998, through the stated period end.)

                        MFS Strategic          Russell
                          Value Fund         1000 Value
                          - Class A           Index(f)
                        -------------        ----------
               3/98        $ 9,425             $10,000
               7/98         10,056              10,059
               7/99         14,124              11,567
               7/00         15,559              10,989
               7/01         18,974              11,950
               7/02         15,563               9,890
               7/03         17,818              10,952
               7/04         20,353              12,888
               7/05         23,693              15,341
               7/06         23,417              17,120
               7/07         27,609              19,427

TOTAL RETURNS THROUGH 7/31/07

AVERAGE ANNUAL WITHOUT SALES CHARGE

    Share class     Class inception date       1-yr       5-yr     Life (t)
---------------------------------------------------------------------------
         A                 3/17/98            17.90%     12.15%     12.15%
---------------------------------------------------------------------------
         B                12/29/00            17.20%     11.44%     11.65%
---------------------------------------------------------------------------
         C                12/29/00            17.22%     11.42%     11.64%
---------------------------------------------------------------------------
         I                 3/17/98            18.31%     12.53%     12.38%
---------------------------------------------------------------------------
         R                12/31/02            17.73%     12.00%     12.07%
---------------------------------------------------------------------------
         R1                4/01/05            17.09%     11.74%     11.93%
---------------------------------------------------------------------------
         R2                4/01/05            17.46%     11.92%     12.03%
---------------------------------------------------------------------------
         R3               10/31/03            17.63%     11.87%     12.00%
---------------------------------------------------------------------------
         R4                4/01/05            17.90%     12.13%     12.14%
---------------------------------------------------------------------------
         R5                4/01/05            18.24%     12.28%     12.22%
---------------------------------------------------------------------------

AVERAGE ANNUAL

Comparative benchmark
---------------------------------------------------------------------------
  Russell 1000 Value Index (f)                13.47%     14.46%      7.31%
---------------------------------------------------------------------------

AVERAGE ANNUAL WITH SALES CHARGE

    Share class
---------------------------------------------------------------------------
         A                                    11.12%     10.83%     11.44%
    With Initial Sales Charge (5.75%)
    -----------------------------------------------------------------------
         B                                    13.20%     11.18%     11.65%
    With CDSC (Declining over six years
    from 4% to 0%) (x)
    -----------------------------------------------------------------------
         C                                    16.22%     11.42%     11.64%
    With CDSC (1% for 12 months) (x)
---------------------------------------------------------------------------

Class I, R, R1, R2, R3, R4, and R5 shares do not have a sales charge. Please see Notes to Performance Summary for more details. CDSC - Contingent Deferred Sales Charge.

(f) Source: FactSet Research Systems, Inc.
(t) For the period from the commencement of the fund's investment operations, March 17, 1998 through the stated period end.
(x) Assuming redemption at the end of the applicable period.

INDEX DEFINITION

Russell 1000 Value Index - constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Performance for share classes offered after Class A shares includes the performance of the fund's Class A shares for periods prior to their offering.

This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund Expenses Borne by the Shareholders During the Period,
February 1, 2007 through July 31, 2007

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2007 through July 31, 2007.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

----------------------------------------------------------------------------
                                                                   Expenses
                                         Beginning     Ending    Paid During
                            Annualized    Account     Account     Period (p)
  Share                       Expense      Value       Value       2/01/07-
  Class                        Ratio      2/01/07     7/31/07      7/31/07
----------------------------------------------------------------------------
         Actual                1.20%     $1,000.00   $1,008.10       $5.97
    A    -------------------------------------------------------------------
         Hypothetical (h)      1.20%     $1,000.00   $1,018.84       $6.01
----------------------------------------------------------------------------
         Actual                1.85%     $1,000.00   $1,005.10       $9.20
    B    -------------------------------------------------------------------
         Hypothetical (h)      1.85%     $1,000.00   $1,015.62       $9.25
----------------------------------------------------------------------------
         Actual                1.86%     $1,000.00   $1,005.10       $9.25
    C    -------------------------------------------------------------------
         Hypothetical (h)      1.86%     $1,000.00   $1,015.57       $9.30
----------------------------------------------------------------------------
         Actual                0.82%     $1,000.00   $1,010.00       $4.09
    I    -------------------------------------------------------------------
         Hypothetical (h)      0.82%     $1,000.00   $1,020.73       $4.11
----------------------------------------------------------------------------
         Actual                1.35%     $1,000.00   $1,007.50       $6.72
    R    -------------------------------------------------------------------
         Hypothetical (h)      1.35%     $1,000.00   $1,018.10       $6.76
----------------------------------------------------------------------------
         Actual                1.97%     $1,000.00   $1,004.50       $9.79
    R1   -------------------------------------------------------------------
         Hypothetical (h)      1.97%     $1,000.00   $1,015.03       $9.84
----------------------------------------------------------------------------
         Actual                1.63%     $1,000.00   $1,006.40       $8.11
    R2   -------------------------------------------------------------------
         Hypothetical (h)      1.63%     $1,000.00   $1,016.71       $8.15
----------------------------------------------------------------------------
         Actual                1.51%     $1,000.00   $1,007.00       $7.51
    R3   -------------------------------------------------------------------
         Hypothetical (h)      1.51%     $1,000.00   $1,017.31       $7.55
----------------------------------------------------------------------------
         Actual                1.26%     $1,000.00   $1,008.10       $6.27
    R4   -------------------------------------------------------------------
         Hypothetical (h)      1.26%     $1,000.00   $1,018.55       $6.31
----------------------------------------------------------------------------
         Actual                0.97%     $1,000.00   $1,010.00       $4.83
    R5   -------------------------------------------------------------------
         Hypothetical (h)      0.97%     $1,000.00   $1,019.98       $4.86
----------------------------------------------------------------------------

(h) 5% class return per year before expenses.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS
7/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund.
It is categorized by broad-based asset classes.

Common Stocks - 98.1%
-------------------------------------------------------------------------------------
ISSUER                                                   SHARES/PAR        VALUE ($)
-------------------------------------------------------------------------------------
Aerospace - 1.0%
-------------------------------------------------------------------------------------
Honeywell International, Inc.                               129,510      $  7,448,120
-------------------------------------------------------------------------------------
Automotive - 1.7%
-------------------------------------------------------------------------------------
Bayerische Motoren Werke AG                                 202,300      $ 12,508,139
-------------------------------------------------------------------------------------
Biotechnology - 4.0%
-------------------------------------------------------------------------------------
Amgen, Inc. (a)                                             563,060      $ 30,258,844
-------------------------------------------------------------------------------------
Broadcasting - 4.3%
-------------------------------------------------------------------------------------
CBS Corp., "B"                                              408,055      $ 12,943,505
E.W. Scripps Co., "A"                                       273,070        11,187,678
Viacom, Inc., "B" (a)                                       210,320         8,055,256
                                                                         ------------
                                                                         $ 32,186,439
-------------------------------------------------------------------------------------
Brokerage & Asset Managers - 1.6%
-------------------------------------------------------------------------------------
Bear Stearns Cos., Inc.                                      63,700      $  7,721,714
Nomura Holdings, Inc.                                       224,700         4,273,968
                                                                         ------------
                                                                         $ 11,995,682
-------------------------------------------------------------------------------------
Computer Software - 3.2%
-------------------------------------------------------------------------------------
Compuware Corp. (a)                                       1,512,860      $ 14,114,984
Oracle Corp. (a)                                            505,040         9,656,365
                                                                         ------------
                                                                         $ 23,771,349
-------------------------------------------------------------------------------------
Construction - 3.9%
-------------------------------------------------------------------------------------
D.R. Horton, Inc.                                           329,270      $  5,373,686
Masco Corp.                                                 843,340        22,947,281
Toll Brothers, Inc. (a)                                      27,130           594,961
                                                                         ------------
                                                                         $ 28,915,928
-------------------------------------------------------------------------------------
Containers - 4.0%
-------------------------------------------------------------------------------------
Owens-Illinois, Inc. (a)                                    741,660      $ 29,651,567
-------------------------------------------------------------------------------------
Electrical Equipment - 2.3%
-------------------------------------------------------------------------------------
Rockwell Automation, Inc.                                    99,610      $  6,971,704
Tyco International Ltd.                                     219,160        10,364,076
                                                                         ------------
                                                                         $ 17,335,780
-------------------------------------------------------------------------------------
Electronics - 1.4%
-------------------------------------------------------------------------------------
SanDisk Corp. (a)                                            47,470      $  2,545,816
Tyco Electronics Ltd. (a)                                   219,010         7,844,938
                                                                         ------------
                                                                         $ 10,390,754
-------------------------------------------------------------------------------------
Energy - Independent - 6.9%
-------------------------------------------------------------------------------------
Anadarko Petroleum Corp.                                    578,780      $ 29,129,997
Devon Energy Corp.                                          303,120        22,615,783
                                                                         ------------
                                                                         $ 51,745,780
-------------------------------------------------------------------------------------
Energy - Integrated - 0.5%
-------------------------------------------------------------------------------------
Hess Corp.                                                   67,390      $  4,124,268
-------------------------------------------------------------------------------------
Food & Drug Stores - 1.0%
-------------------------------------------------------------------------------------
Sally Beauty Holdings, Inc. (a)                             942,350      $  7,567,071
-------------------------------------------------------------------------------------
General Merchandise - 2.0%
-------------------------------------------------------------------------------------
Macy's, Inc.                                                420,250      $ 15,158,418
-------------------------------------------------------------------------------------
Insurance - 13.1%
-------------------------------------------------------------------------------------
Allstate Corp.                                                400,160    $ 21,268,504
Conseco, Inc. (a)                                           1,430,780      26,025,888
Genworth Financial, Inc., "A"                                 872,050      26,614,966
Travelers Cos., Inc.                                          472,550      23,996,089
                                                                         ------------
                                                                         $ 97,905,447
-------------------------------------------------------------------------------------
Major Banks - 12.1%
-------------------------------------------------------------------------------------
Bank of America Corp.                                         630,718    $ 29,908,648
Bank of New York Mellon Corp.                                 690,659      29,387,540
JPMorgan Chase & Co.                                          575,460      25,325,995
PNC Financial Services Group, Inc.                             83,910       5,592,602
                                                                         ------------
                                                                         $ 90,214,785
-------------------------------------------------------------------------------------
Medical & Health Technology & Services - 0.3%
-------------------------------------------------------------------------------------
Omnicare, Inc.                                                 70,300    $  2,331,148
-------------------------------------------------------------------------------------
Medical Equipment - 7.9%
-------------------------------------------------------------------------------------
Boston Scientific Corp. (a)                               1,600,000      $ 21,040,000
Cooper Cos., Inc.                                           227,480        11,403,572
Covidien Ltd. (a)                                           219,060         8,970,507
Pall Corp.                                                  432,130        17,942,038
                                                                         ------------
                                                                         $ 59,356,117
-------------------------------------------------------------------------------------
Natural Gas - Pipeline - 2.8%
-------------------------------------------------------------------------------------
Williams Cos., Inc.                                         639,110      $ 20,611,298
-------------------------------------------------------------------------------------
Network & Telecom - 2.7%
-------------------------------------------------------------------------------------
Nortel Networks Corp. (a)                                   948,957      $ 20,535,429
-------------------------------------------------------------------------------------
Oil Services - 2.7%
-------------------------------------------------------------------------------------
GlobalSantaFe Corp.                                         142,610      $ 10,226,563
Noble Corp.                                                  95,050         9,738,823
                                                                         ------------
                                                                         $ 19,965,386
-------------------------------------------------------------------------------------
Other Banks & Diversified Financials - 2.1%
-------------------------------------------------------------------------------------
Countrywide Financial Corp.                                 109,780      $  3,092,503
HSBC Holdings PLC                                           229,990         4,277,160
New York Community Bancorp, Inc.                            500,340         8,120,518
                                                                         ------------
                                                                         $ 15,490,181
-------------------------------------------------------------------------------------
Pharmaceuticals - 4.9%
-------------------------------------------------------------------------------------
GlaxoSmithKline PLC, ADR                                     38,940      $  1,989,055
Warner Chilcott Ltd., "A" (a)                               535,700         9,642,600
Wyeth                                                       509,920        24,741,318
                                                                         ------------
                                                                         $ 36,372,973
-------------------------------------------------------------------------------------
Printing & Publishing - 3.0%
-------------------------------------------------------------------------------------
New York Times Co., "A"                                     970,490      $ 22,185,401
-------------------------------------------------------------------------------------
Telephone Services - 4.0%
-------------------------------------------------------------------------------------
Verizon Communications, Inc.                                704,165      $ 30,011,512
-------------------------------------------------------------------------------------
Tobacco - 1.3%
-------------------------------------------------------------------------------------
Altria Group, Inc.                                          144,270      $  9,589,627
-------------------------------------------------------------------------------------
Utilities - Electric Power - 3.4%
-------------------------------------------------------------------------------------
DPL, Inc.                                                   150,480      $  3,999,758
FPL Group, Inc.                                             193,670        11,180,569
Public Service Enterprise Group, Inc.                       119,710        10,313,017
                                                                         ------------
                                                                         $ 25,493,344
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (IDENTIFIED COST, $643,407,453)                      $733,120,787
-------------------------------------------------------------------------------------

Short-Term Obligations - 0.0%
-------------------------------------------------------------------------------------
ISSUER                                                   SHARES/PAR        VALUE ($)
-------------------------------------------------------------------------------------
General Electric Capital Corp., 5.34%, due 8/01/07,
at Amortized Cost (y)                                    $   58,000      $     58,000
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $643,465,453)                        $733,178,787
-------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 1.9%                                      14,268,634
-------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                      $747,447,421
-------------------------------------------------------------------------------------

(a) Non-income producing security.
(y) The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:

ADR     American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
At 7/31/07

This statement represents your fund's balance sheet, which details the assets and liabilities comprising the total value of the fund.

ASSETS
------------------------------------------------------------------------------------------------------
Investments, at value (identified cost, $643,465,453)                  $733,178,787
Cash                                                                            802
Receivable for investments sold                                          15,394,320
Receivable for fund shares sold                                             383,598
Interest and dividends receivable                                           680,333
Other assets                                                                  5,271
------------------------------------------------------------------------------------------------------
Total assets                                                                              $749,643,111
------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                       $1,519,643
Payable to affiliates
  Management fee                                                             26,734
  Shareholder servicing costs                                               402,444
  Distribution and service fees                                              24,653
  Administrative services fee                                                   768
  Retirement plan administration and services fees                               88
Payable for independent trustees' compensation                                2,479
Accrued expenses and other liabilities                                      218,881
------------------------------------------------------------------------------------------------------
Total liabilities                                                                           $2,195,690
------------------------------------------------------------------------------------------------------
Net assets                                                                                $747,447,421
------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF
------------------------------------------------------------------------------------------------------
Paid-in capital                                                        $592,213,204
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies              89,713,984
Accumulated net realized gain (loss) on investments                      64,338,471
Undistributed net investment income                                       1,181,762
------------------------------------------------------------------------------------------------------
Net assets                                                                                $747,447,421
------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                   46,843,958
------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class A shares
------------------------------------------------------------------------------------------------------
  Net assets                                                           $427,966,124
  Shares outstanding                                                     26,493,458
------------------------------------------------------------------------------------------------------
  Net asset value per share                                                                     $16.15
------------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25Xnet asset value per share)                                $17.14
------------------------------------------------------------------------------------------------------
Class B shares
------------------------------------------------------------------------------------------------------
  Net assets                                                           $204,070,649
  Shares outstanding                                                     13,035,239
------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                  $15.66
------------------------------------------------------------------------------------------------------
Class C shares
------------------------------------------------------------------------------------------------------
  Net assets                                                            $85,417,272
  Shares outstanding                                                      5,450,534
------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                  $15.67
------------------------------------------------------------------------------------------------------
Class I shares
------------------------------------------------------------------------------------------------------
  Net assets                                                            $10,605,082
  Shares outstanding                                                        652,936
------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                               $16.24
------------------------------------------------------------------------------------------------------
Class R shares
------------------------------------------------------------------------------------------------------
  Net assets                                                             $9,790,349
  Shares outstanding                                                        609,468
------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                               $16.06
------------------------------------------------------------------------------------------------------
Class R1 shares
------------------------------------------------------------------------------------------------------
  Net assets                                                               $587,590
  Shares outstanding                                                         37,906
------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                               $15.50
------------------------------------------------------------------------------------------------------
Class R2 shares
------------------------------------------------------------------------------------------------------
  Net assets                                                               $439,808
  Shares outstanding                                                         28,086
------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                               $15.66
------------------------------------------------------------------------------------------------------
Class R3 shares
------------------------------------------------------------------------------------------------------
  Net assets                                                             $4,533,138
  Shares outstanding                                                        285,344
------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                               $15.89
------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class R4 shares
------------------------------------------------------------------------------------------------------
  Net assets                                                             $3,976,023
  Shares outstanding                                                        247,183
------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                               $16.09
------------------------------------------------------------------------------------------------------
Class R5 shares
------------------------------------------------------------------------------------------------------
  Net assets                                                                $61,386
  Shares outstanding                                                          3,804
------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                               $16.14
------------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF OPERATIONS
Year ended 7/31/07

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

NET INVESTMENT INCOME
------------------------------------------------------------------------------------------------------
Income
  Dividends                                                               $21,295,421
  Interest                                                                    335,856
------------------------------------------------------------------------------------------------------
Total investment income                                                                    $21,631,277
------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                           $6,537,226
  Distribution and service fees                                             5,190,930
  Program manager fees                                                          3,598
  Shareholder servicing costs                                               1,505,802
  Administrative services fee                                                 160,679
  Retirement plan administration and services fees                             16,386
  Independent trustees' compensation                                           19,526
  Custodian fee                                                               227,632
  Shareholder communications                                                   13,194
  Auditing fees                                                                48,033
  Legal fees                                                                   15,285
  Miscellaneous                                                               173,932
------------------------------------------------------------------------------------------------------
Total expenses                                                                             $13,912,223
------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                        (27,907)
  Reduction of expenses by investment adviser                                (879,167)
------------------------------------------------------------------------------------------------------
Net expenses                                                                               $13,005,149
------------------------------------------------------------------------------------------------------
Net investment income                                                                       $8,626,128
------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions                                                $112,996,195
  Foreign currency transactions                                               (11,648)
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                   $112,984,547
------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                             $28,114,586
  Translation of assets and liabilities in foreign currencies                     650
------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments                                                  $28,115,236
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
foreign currency                                                                          $141,099,783
------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                      $149,725,911
------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                                      YEARS ENDED 7/31
                                                              --------------------------------
                                                                        2007              2006
CHANGE IN NET ASSETS
FROM OPERATIONS
----------------------------------------------------------------------------------------------
Net investment income                                             $8,626,128        $3,452,354
Net realized gain (loss) on investments                          112,984,547        63,017,924
Net unrealized gain (loss) on investments                         28,115,236       (85,536,947)
----------------------------------------------------------------------------------------------
Change in net assets from operations                            $149,725,911      $(19,066,669)
----------------------------------------------------------------------------------------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS
----------------------------------------------------------------------------------------------
From net investment income
  Class A                                                        $(6,755,771)      $(2,204,218)
  Class B                                                         (1,879,979)               --
  Class C                                                           (680,344)               --
  Class I                                                           (439,048)         (423,482)
  Class R                                                           (200,356)          (37,181)
  Class R1                                                            (5,548)             (558)
  Class R2                                                            (2,435)               (1)
  Class R3                                                           (57,185)           (5,262)
  Class R4                                                           (42,704)             (203)
  Class R5                                                            (1,015)             (297)
  Class 529A                                                         (13,760)           (1,346)
  Class 529B                                                          (3,964)               --
  Class 529C                                                          (5,283)               --

From net realized gain on investments and foreign
currency transactions
  Class A                                                       $(11,366,760)     $(87,101,923)
  Class B                                                         (6,050,019)      (42,003,910)
  Class C                                                         (2,343,946)      (18,429,219)
  Class I                                                           (563,766)       (7,592,742)
  Class R                                                           (361,748)       (2,187,622)
  Class R1                                                           (11,790)          (26,592)
  Class R2                                                            (4,694)           (6,103)
  Class R3                                                          (101,743)         (384,870)
  Class R4                                                           (65,076)           (5,971)
  Class R5                                                            (1,372)           (5,971)
  Class 529A                                                         (26,120)         (127,221)
  Class 529B                                                         (11,217)          (44,447)
  Class 529C                                                         (18,524)          (86,619)
----------------------------------------------------------------------------------------------
Total distributions declared to shareholders                    $(31,014,167)    $(160,675,758)
----------------------------------------------------------------------------------------------

Statements of Changes in Net Assets - continued

                                                                      YEARS ENDED 7/31
                                                              --------------------------------
                                                                        2007              2006
Change in net assets from fund share transactions              $(383,868,279)    $(337,019,156)
----------------------------------------------------------------------------------------------
Total change in net assets                                     $(265,156,535)    $(516,761,583)
----------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------
At beginning of period                                        $1,012,603,956    $1,529,365,539
At end of period (including undistributed net investment
income of $1,181,762 and $2,654,674, respectively)              $747,447,421    $1,012,603,956
----------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

CLASS A                                                                YEARS ENDED 7/31
                                                 ------------------------------------------------------------
                                                     2007         2006         2005         2004         2003
Net asset value, beginning of period               $14.23       $16.33       $14.61       $12.80       $11.18
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------
  Net investment income (d)                         $0.19        $0.08        $0.13        $0.05        $0.05
  Net realized and unrealized gain (loss)
  on investments and foreign currency                2.33        (0.27)        2.25         1.77         1.57
-------------------------------------------------------------------------------------------------------------
Total from investment operations                    $2.52       $(0.19)       $2.38        $1.82        $1.62
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
  From net investment income                       $(0.22)      $(0.05)      $(0.12)      $(0.01)         $--
  From net realized gain on investments and
  foreign currency transactions                     (0.38)       (1.86)       (0.54)          --           --
-------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders       $(0.60)      $(1.91)      $(0.66)      $(0.01)         $--
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $16.15       $14.23       $16.33       $14.61       $12.80
-------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                          17.90        (1.16)       16.41        14.23        14.49
-------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)               1.35         1.39         1.38         1.34         1.45
Expenses after expense reductions (f)                1.25         1.29         1.28         1.29          N/A
Net investment income                                1.22         0.51         0.86         0.33         0.41
Portfolio turnover                                     48           46           60           63           65
Net assets at end of period (000 Omitted)        $427,966     $566,310     $838,660     $689,399     $364,466
-------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS B                                                                YEARS ENDED 7/31
                                                 ------------------------------------------------------------
                                                     2007         2006         2005         2004         2003
Net asset value, beginning of period               $13.80       $15.94       $14.30       $12.60       $11.07
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                  $0.09       $(0.02)       $0.04       $(0.04)      $(0.03)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                2.27        (0.26)        2.17         1.74         1.56
-------------------------------------------------------------------------------------------------------------
Total from investment operations                    $2.36       $(0.28)       $2.21        $1.70        $1.53
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
  From net investment income                       $(0.12)         $--       $(0.03)         $--          $--
  From net realized gain on investments and
  foreign currency transactions                     (0.38)       (1.86)       (0.54)          --           --
-------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders       $(0.50)      $(1.86)      $(0.57)         $--          $--
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $15.66       $13.80       $15.94       $14.30       $12.60
-------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                          17.20        (1.79)       15.57        13.49        13.82
-------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)               2.00         2.04         2.03         2.00         2.08
Expenses after expense reductions (f)                1.90         1.94         1.93         1.95          N/A
Net investment income (loss)                         0.61        (0.15)        0.24        (0.32)       (0.22)
Portfolio turnover                                     48           46           60           63           65
Net assets at end of period (000 Omitted)        $204,071     $262,252     $406,076     $406,468     $305,967
-------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS C                                                                YEARS ENDED 7/31
                                                  -----------------------------------------------------------
                                                     2007         2006         2005         2004         2003
Net asset value, beginning of period               $13.80       $15.95       $14.29       $12.59       $11.07
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                  $0.09       $(0.02)       $0.03       $(0.04)      $(0.03)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                2.27        (0.27)        2.19         1.74         1.55
-------------------------------------------------------------------------------------------------------------
Total from investment operations                    $2.36       $(0.29)       $2.22        $1.70        $1.52
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
  From net investment income                       $(0.11)         $--       $(0.02)         $--          $--
  From net realized gain on investments and
  foreign currency transactions                     (0.38)       (1.86)       (0.54)          --           --
-------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders       $(0.49)      $(1.86)      $(0.56)         $--          $--
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $15.67       $13.80       $15.95       $14.29       $12.59
-------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                          17.22        (1.86)       15.64        13.50        13.73
-------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)               2.00         2.04         2.03         2.00         2.08
Expenses after expense reductions (f)                1.90         1.94         1.93         1.95          N/A
Net investment income (loss)                         0.59        (0.15)        0.23        (0.32)       (0.23)
Portfolio turnover                                     48           46           60           63           65
Net assets at end of period (000 Omitted)         $85,417     $103,520     $176,356     $159,017     $106,169
-------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS I                                                                YEARS ENDED 7/31
                                                  -----------------------------------------------------------
                                                     2007         2006         2005         2004         2003
Net asset value, beginning of period               $14.32       $16.43       $14.69       $12.85       $11.19
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------
  Net investment income (d)                         $0.25        $0.13        $0.20        $0.09        $0.09
  Net realized and unrealized gain (loss)
  on investments and foreign currency                2.34        (0.28)        2.24         1.79         1.57
-------------------------------------------------------------------------------------------------------------
Total from investment operations                    $2.59       $(0.15)       $2.44        $1.88        $1.66
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
  From net investment income                       $(0.29)      $(0.10)      $(0.16)      $(0.04)         $--
  From net realized gain on investments and
  foreign currency transactions                     (0.38)       (1.86)       (0.54)          --           --
-------------------------------------------------------------------------------------------------------------
Total distributions declared to
shareholders                                       $(0.67)      $(1.96)      $(0.70)      $(0.04)         $--
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $16.24       $14.32       $16.43       $14.69       $12.85
-------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                             18.31        (0.85)       16.81        14.66        14.83
-------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)               1.00         1.04         1.03         1.00         1.06
Expenses after expense reductions (f)                0.90         0.94         0.93         0.95          N/A
Net investment income                                1.71         0.84         1.31         0.63         0.77
Portfolio turnover                                     48           46           60           63           65
Net assets at end of period (000 Omitted)         $10,605      $56,874      $83,422      $43,766       $6,997
-------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R                                                                 YEARS ENDED 7/31
                                                   ----------------------------------------------------------
                                                     2007         2006         2005         2004      2003(i)
Net asset value, beginning of period               $14.16       $16.26       $14.58       $12.80       $11.13
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                  $0.19        $0.05        $0.10        $0.02       $(0.01)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                2.30        (0.26)        2.24         1.77         1.68
-------------------------------------------------------------------------------------------------------------
Total from investment operations                    $2.49       $(0.21)       $2.34        $1.79        $1.67
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
  From net investment income                       $(0.21)      $(0.03)      $(0.12)      $(0.01)         $--
  From net realized gain on investments and
  foreign currency transactions                     (0.38)       (1.86)       (0.54)          --           --
-------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders       $(0.59)      $(1.89)      $(0.66)      $(0.01)         $--
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $16.06       $14.16       $16.26       $14.58       $12.80
-------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                             17.73        (1.28)       16.16        14.02        15.00(n)
-------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)               1.50         1.54         1.54         1.49         1.91(a)
Expenses after expense reductions (f)                1.40         1.44         1.44         1.44          N/A
Net investment income (loss)                         1.24         0.36         0.67         0.17        (0.13)(a)
Portfolio turnover                                     48           46           60           63           65
Net assets at end of period (000 Omitted)          $9,790      $15,151      $19,866       $8,357       $2,378
-------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R1                                                   YEARS ENDED 7/31
                                                   --------------------------------
                                                     2007         2006      2005(i)
Net asset value, beginning of period               $13.73       $15.93       $15.26
-----------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------
  Net investment income (loss) (d)                  $0.07       $(0.03)      $(0.01)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                2.26        (0.27)        0.68(g)
-----------------------------------------------------------------------------------
Total from investment operations                    $2.33       $(0.30)       $0.67
-----------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------------
  From net investment income                       $(0.18)      $(0.04)         $--
  From net realized gain on investments and
  foreign currency transactions                     (0.38)       (1.86)          --
-----------------------------------------------------------------------------------
Total distributions declared to shareholders       $(0.56)      $(1.90)         $--
-----------------------------------------------------------------------------------
Net asset value, end of period                     $15.50       $13.73       $15.93
-----------------------------------------------------------------------------------
Total return (%) (r)(s)                             17.09        (1.93)        4.39(n)
-----------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------
Expenses before expense reductions (f)               2.16         2.24         2.23(a)
Expenses after expense reductions (f)                2.00         2.05         2.13(a)
Net investment income (loss)                         0.42        (0.22)       (0.17)(a)
Portfolio turnover                                     48           46           60
Net assets at end of period (000 Omitted)            $588         $300          $84
-----------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R2                                                    YEARS ENDED 7/31
                                                   ---------------------------------
                                                     2007         2006       2005(i)
Net asset value, beginning of period               $13.84       $15.95        $15.26
------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------
  Net investment income (d)                         $0.08        $0.02         $0.01
  Net realized and unrealized gain (loss)
  on investments and foreign currency                2.32        (0.27)         0.68(g)
------------------------------------------------------------------------------------
Total from investment operations                    $2.40       $(0.25)        $0.69
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------
  From net investment income                       $(0.20)      $(0.00)(w)       $--
  From net realized gain on investments and
  foreign currency transactions                     (0.38)       (1.86)           --
------------------------------------------------------------------------------------
Total distributions declared to shareholders       $(0.58)      $(1.86)          $--
------------------------------------------------------------------------------------
Net asset value, end of period                     $15.66       $13.84        $15.95
------------------------------------------------------------------------------------
Total return (%) (r)(s)                             17.46        (1.58)         4.52(n)
------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------
Expenses before expense reductions (f)               1.82         1.94          1.95(a)
Expenses after expense reductions (f)                1.65         1.71          1.85(a)
Net investment income                                0.53         0.14          0.12(a)
Portfolio turnover                                     48           46            60
Net assets at end of period (000 Omitted)            $440         $174          $106
------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R3                                                          YEARS ENDED 7/31
                                                   ---------------------------------------------
                                                     2007         2006          2005     2004(i)
Net asset value, beginning of period               $14.03       $16.16        $14.53      $13.22
------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                  $0.14        $0.03         $0.04      $(0.02)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                2.31        (0.27)         2.26        1.36
------------------------------------------------------------------------------------------------
Total from investment operations                    $2.45       $(0.24)        $2.30       $1.34
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------
  From net investment income                       $(0.21)      $(0.03)       $(0.13)     $(0.03)
  From net realized gain on investments and
  foreign currency transactions                     (0.38)       (1.86)        (0.54)         --
------------------------------------------------------------------------------------------------
Total distributions declared to shareholders       $(0.59)      $(1.89)       $(0.67)     $(0.03)
------------------------------------------------------------------------------------------------
Net asset value, end of period                     $15.89       $14.03        $16.16      $14.53
------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                             17.63        (1.52)        15.95       10.14(n)
------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)               1.71         1.79          1.81        1.78(a)
Expenses after expense reductions (f)                1.55         1.61          1.71        1.73(a)
Net investment income (loss)                         0.91         0.20          0.23       (0.18)(a)
Portfolio turnover                                     48           46            60          63
Net assets at end of period (000 Omitted)          $4,533       $3,468        $2,580        $362
------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R4                                                    YEARS ENDED 7/31
                                                   ---------------------------------
                                                     2007         2006       2005(i)
Net asset value, beginning of period               $14.20       $16.32        $15.59
------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------
  Net investment income (d)                         $0.19        $0.08         $0.04
  Net realized and unrealized gain (loss)
  on investments and foreign currency                2.33        (0.28)         0.69(g)
------------------------------------------------------------------------------------
Total from investment operations                    $2.52       $(0.20)        $0.73
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------
  From net investment income                       $(0.25)      $(0.06)          $--
  From net realized gain on investments and
  foreign currency transactions                     (0.38)       (1.86)           --
------------------------------------------------------------------------------------
Total distributions declared to shareholders       $(0.63)      $(1.92)          $--
------------------------------------------------------------------------------------
Net asset value, end of period                     $16.09       $14.20        $16.32
------------------------------------------------------------------------------------
Total return (%) (r)(s)                             17.90        (1.20)         4.68(n)
------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------
Expenses before expense reductions (f)               1.40         1.44          1.42(a)
Expenses after expense reductions (f)                1.30         1.34          1.32(a)
Net investment income                                1.18         0.59          0.68(a)
Portfolio turnover                                     48           46            60
Net assets at end of period (000 Omitted)          $3,976       $2,336           $52
------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R5                                                    YEARS ENDED 7/31
                                                   ---------------------------------
                                                     2007         2006       2005(i)
Net asset value, beginning of period               $14.23       $16.34        $15.59
------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------
  Net investment income (d)                         $0.23        $0.12         $0.05
  Net realized and unrealized gain (loss)
  on investments and foreign currency                2.34        (0.28)         0.70(g)
------------------------------------------------------------------------------------
Total from investment operations                    $2.57       $(0.16)        $0.75
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------
  From net investment income                       $(0.28)      $(0.09)          $--
  From net realized gain on investments and
  foreign currency transactions                     (0.38)       (1.86)           --
------------------------------------------------------------------------------------
Total distributions declared to shareholders       $(0.66)      $(1.95)          $--
------------------------------------------------------------------------------------
Net asset value, end of period                     $16.14       $14.23        $16.34
------------------------------------------------------------------------------------
Total return (%) (r)(s)                             18.24        (0.93)         4.81(n)
------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------
Expenses before expense reductions (f)               1.10         1.14          1.13(a)
Expenses after expense reductions (f)                1.00         1.04          1.03(a)
Net investment income                                1.44         0.77          0.98(a)
Portfolio turnover                                     48           46            60
Net assets at end of period (000 Omitted)             $61          $52           $52
------------------------------------------------------------------------------------

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a) Annualized.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(g) The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i) For the period from the class' inception, December 31, 2002 (Class R), October
    31, 2003 (Class R3) and April 1, 2005 (Classes R1, R2, R4, and R5) through the stated period end.
(n) Not annualized.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.
(w) Per share amount was less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Strategic Value Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund's foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund's financial statements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

INDEMNIFICATIONS - Under the fund's organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended July 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders is as follows:

                                                 7/31/07         7/31/06

          Ordinary income (including
          any short-term capital gains)      $14,353,913     $51,728,572
          Long-term capital gain              16,660,254     108,947,186
          --------------------------------------------------------------
          Total distributions                $31,014,167    $160,675,758

The federal tax cost and the tax basis components of distributable earnings were as follows:

          AS OF 7/31/07

          Cost of investments                               $648,672,093
------------------------------------------------------------------------
          Gross appreciation                                 116,183,098
          Gross depreciation                                 (31,676,404)
------------------------------------------------------------------------
          Net unrealized appreciation (depreciation)         $84,506,694

          Undistributed ordinary income                      $20,423,639
          Undistributed long-term capital gain                50,404,196
          Other temporary differences                           (100,312)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of the Interpretation for regulated investment companies for an additional six months. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has evaluated the application of the Interpretation to the fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the fund's financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class 529A, Class 529B, and Class 529C shares closed on March 31, 2007.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. As part of a settlement agreement with the New York Attorney General concerning market timing and related matters, MFS has agreed to reduce the management fee to 0.65% of the fund's average daily net assets for the period March 1, 2004 through February 28, 2009. For the year ended July 31, 2007, this waiver amounted to $871,630 and is reflected as a reduction of total expenses in the Statement of Operations.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $40,516 and $375 for the year ended July 31, 2007, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Fee Plan Table:

                                                                TOTAL          ANNUAL       DISTRIBUTION
                       DISTRIBUTION        SERVICE       DISTRIBUTION       EFFECTIVE        AND SERVICE
                           FEE RATE       FEE RATE            PLAN(d)         RATE(e)                FEE
Class A                        0.10           0.25              0.35%           0.35%         $1,722,536
Class B                        0.75           0.25              1.00%           1.00%          2,407,632
Class C                        0.75           0.25              1.00%           1.00%            950,479
Class R                        0.25           0.25              0.50%           0.50%             67,001
Class R1                       0.50           0.25              0.75%           0.75%              3,775
Class R2                       0.25           0.25              0.50%           0.50%              1,381
Class R3                       0.25           0.25              0.50%           0.50%             20,827
Class R4                         --           0.25              0.25%           0.25%              7,471
Class 529A                     0.25           0.25              0.50%           0.35%              2,457
Class 529B                     0.75           0.25              1.00%           1.00%              2,687
Class 529C                     0.75           0.25              1.00%           1.00%              4,684
--------------------------------------------------------------------------------------------------------
Total Distribution and Service Fees                                                           $5,190,930

(d) In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class' average daily net assets.
(e) The annual effective rates represent actual fees incurred under the distribution plan for the year ended July 31, 2007 based on each class' average daily net assets. 0.10% of the Class 529A distribution fee was being paid prior to the closure of the share class.

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended July 31, 2007, were as follows:

                                                   AMOUNT

              Class A                             $11,855
              Class B                             365,318
              Class C                               2,772
              Class 529B                              551
              Class 529C                                4

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% of the average daily net assets attributable to each 529 share class. The fee is based on average daily net assets and is currently established at 0.25% annually of average daily net assets of the fund's 529 share classes. The fee may only be increased with the approval of the Board of Trustees who oversees the fund. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements. Class 529A, Class 529B, and Class 529C shares closed on March 31, 2007. Program manager fees for the year ended July 31, 2007, were as follows:

                                                   AMOUNT

              Class 529A                           $1,755
              Class 529B                              672
              Class 529C                            1,171
              -------------------------------------------
              Total Program Manager Fees           $3,598

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended July 31, 2007, the fee was $596,014, which equated to 0.0684% annually of the fund's average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended July 31, 2007, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $791,776. The fund may also pay shareholder servicing related costs directly to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund's annual fixed amount is $17,500. The administrative services fee incurred for the year ended July 31, 2007 was equivalent to an annual effective rate of 0.0184% of the fund's average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain retirement plan administration and services with respect to certain shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may be provided directly by MFS or by a third party. MFS may subsequently pay all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended July 31, 2007, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class' average daily net assets:

                              BEGINNING OF                    ANNUAL
                            PERIOD THROUGH    EFFECTIVE    EFFECTIVE      TOTAL
                                   3/31/07      4/01/07     RATE (g)     AMOUNT

Class R1                             0.45%        0.35%        0.35%     $2,055
Class R2                             0.40%        0.25%        0.25%        884
Class R3                             0.25%        0.15%        0.15%      8,905
Class R4                             0.15%        0.15%        0.15%      4,483
Class R5                             0.10%        0.10%        0.10%         59
-------------------------------------------------------------------------------
Total Retirement Plan Administration and Services Fees                  $16,386

(g) Prior to April 1, 2007, MFS had agreed in writing to waive a portion of the retirement plan administration and services fee equal to 0.10% for Class R1, 0.15% for Class R2, and 0.10% for Class R3 shares. This agreement was discontinued on March 31, 2007. On April 1, 2007, the annual retirement plan administration and services fee for Class R1, Class R2, and Class R3 shares was lowered to 0.35%, 0.25%, and 0.15%, respectively. For the year ended July 31, 2007, the waiver amounted to $3,144 and is reflected as a reduction of total expenses in the Statement of Operations.

TRUSTEES' AND OFFICERS' COMPENSATION - The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

OTHER - This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended July 31, 2007, the fee paid to Tarantino LLC was $6,682. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $4,393, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $409,294,164 and $825,721,203, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                YEAR ENDED                        YEAR ENDED
                                                 7/31/07                           7/31/06
                                         SHARES           AMOUNT           SHARES           AMOUNT
Shares sold
  Class A                               6,050,895       $96,348,742       7,760,012      $116,500,038
  Class B                                 630,372         9,641,687       1,618,652        23,347,995
  Class C                                 343,814         5,295,484         730,471        10,742,881
  Class I                                 100,107         1,573,213       1,586,846        23,678,614
  Class R                                 135,838         2,112,084         262,717         3,868,987
  Class R1                                 57,820           877,866          17,963           266,930
  Class R2                                 25,230           391,101           8,905           124,962
  Class R3                                355,295         5,603,800         210,219         3,121,375
  Class R4                                372,696         6,022,478         182,031         2,636,952
  Class 529A                                4,083            62,939          14,967           221,307
  Class 529B                                3,861            56,441           4,434            65,165
  Class 529C                                3,375            49,552           8,629           124,345
-----------------------------------------------------------------------------------------------------
                                        8,083,386      $128,035,387      12,405,846      $184,699,551

Shares issued to shareholders in
reinvestment of distributions
  Class A                               1,099,550       $16,966,060       5,828,293       $82,878,316
  Class B                                 481,622         7,229,150       2,732,362        37,843,257
  Class C                                 170,075         2,556,223       1,125,558        15,600,245
  Class I                                  34,425           532,852         472,874         6,752,639
  Class R                                  35,467           544,774         147,599         2,091,476
  Class R1                                  1,165            17,339           1,969            27,150
  Class R2                                    475             7,129             440             6,104
  Class R3                                 10,432           158,560          27,770           390,132
  Class R4                                  7,012           107,780             435             6,174
  Class R5                                    155             2,386             442             6,268
  Class 529A                                2,603            39,881           9,092           128,567
  Class 529B                                1,026            15,181           3,242            44,447
  Class 529C                                1,604            23,807           6,313            86,619
-----------------------------------------------------------------------------------------------------
                                        1,845,611       $28,201,122      10,356,389      $145,861,394

Shares reacquired
  Class A                             (20,464,711)    $(319,077,193)    (25,139,308)    $(373,810,900)
  Class B                              (7,084,769)     (107,864,707)    (10,814,084)     (156,437,098)
  Class C                              (2,562,727)      (38,549,204)     (5,413,568)      (77,892,415)
  Class I                              (3,453,459)      (51,166,165)     (3,166,030)      (48,255,669)
  Class R                                (631,969)      (10,042,253)       (561,590)       (8,255,129)
  Class R1                                (42,945)         (661,732)         (3,328)          (46,558)
  Class R2                                (10,185)         (155,721)         (3,392)          (51,382)
  Class R3                               (327,568)       (5,169,435)       (150,494)       (2,206,032)
  Class R4                               (297,045)       (4,749,328)        (21,153)         (306,948)
  Class 529A                              (82,934)       (1,304,696)        (12,926)         (186,883)
  Class 529B                              (31,713)         (484,055)         (2,485)          (34,403)
  Class 529C                              (58,076)         (880,299)         (6,808)          (96,684)
------------------------------------------------------------------------------------------------------
                                      (35,048,101)    $(540,104,788)    (45,295,166)    $(667,580,101)

Net change
  Class A                             (13,314,266)    $(205,762,391)    (11,551,003)    $(174,432,546)
  Class B                              (5,972,775)      (90,993,870)     (6,463,070)      (95,245,846)
  Class C                              (2,048,838)      (30,697,497)     (3,557,539)      (51,549,289)
  Class I                              (3,318,927)      (49,060,100)     (1,106,310)      (17,824,416)
  Class R                                (460,664)       (7,385,395)       (151,274)       (2,294,666)
  Class R1                                 16,040           233,473          16,604           247,522
  Class R2                                 15,520           242,509           5,953            79,684
  Class R3                                 38,159           592,925          87,495         1,305,475
  Class R4                                 82,663         1,380,930         161,313         2,336,178
  Class R5                                    155             2,386             442             6,268
  Class 529A                              (76,248)       (1,201,876)         11,133           162,991
  Class 529B                              (26,826)         (412,433)          5,191            75,209
  Class 529C                              (53,097)         (806,940)          8,134           114,280
-----------------------------------------------------------------------------------------------------
                                      (25,119,104)    $(383,868,279)    (22,532,931)    $(337,019,156)

(6) LINE OF CREDIT

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended July 31, 2007, the fund's commitment fee and interest expense were $5,069 and $11,504, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust X and Shareholders of
MFS Strategic Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MFS Strategic Value Fund (the Fund) (one of the portfolios constituting MFS Series Trust X) as of July 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Value Fund at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                       ERNST & YOUNG LLP

Boston, Massachusetts
September 13, 2007

TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of September 1, 2007, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                         PRINCIPAL OCCUPATIONS DURING
                              POSITION(s) HELD     TRUSTEE/OFFICER           THE PAST FIVE YEARS &
NAME, DATE OF BIRTH              WITH FUND             SINCE(h)             OTHER DIRECTORSHIPS(j)
-------------------         -------------------    ---------------    ----------------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)        Trustee                February 2004      Massachusetts Financial Services
(born 10/20/63)                                                       Company, Chief Executive Officer,
                                                                      President, Chief Investment
                                                                      Officer and Director

Robert C. Pozen(k)          Trustee                February 2004      Massachusetts Financial Services
(born 8/08/46)                                                        Company, Chairman (since February
                                                                      2004); MIT Sloan School
                                                                      (education), Senior Lecturer
                                                                      (since 2006); Secretary of
                                                                      Economic Affairs, The Commonwealth
                                                                      of Massachusetts (January 2002 to
                                                                      December 2002); Fidelity
                                                                      Investments, Vice Chairman (June
                                                                      2000 to December 2001); Fidelity
                                                                      Management & Research Company
                                                                      (investment adviser), President
                                                                      (March 1997 to July 2001); Bell
                                                                      Canada Enterprises
                                                                      (telecommunications), Director;
                                                                      Medtronic, Inc. (medical
                                                                      technology), Director; Telesat
                                                                      (satellite communications),
                                                                      Director

INDEPENDENT TRUSTEES
J. Atwood Ives              Trustee and Chair      February 1992      Private investor; Eastern
(born 5/01/36)              of Trustees                               Enterprises (diversified services
                                                                      company), Chairman, Trustee and
                                                                      Chief Executive Officer (until
                                                                      November 2000)

Robert E. Butler(n)         Trustee                January 2006       Consultant - regulatory and
(born 11/29/41)                                                       compliance matters (since July
                                                                      2002); PricewaterhouseCoopers LLP
                                                                      (professional services firm),
                                                                      Partner (until 2002)

Lawrence H. Cohn, M.D.      Trustee                August 1993        Brigham and Women's Hospital,
(born 3/11/37)                                                        Chief of Cardiac Surgery (2005);
                                                                      Harvard Medical School, Professor
                                                                      of Cardiac Surgery; Physician
                                                                      Director of Medical Device
                                                                      Technology for Partners HealthCare

David H. Gunning            Trustee                January 2004       Retired; Cleveland-Cliffs Inc.
(born 5/30/42)                                                        (mining products and service
                                                                      provider), Vice Chairman/Director
                                                                      (until May 2007); Portman Limited
                                                                      (mining), Director (since 2005);
                                                                      Encinitos Ventures (private
                                                                      investment company), Principal
                                                                      (1997 to April 2001); Lincoln
                                                                      Electric Holdings, Inc. (welding
                                                                      equipment manufacturer), Director

William R. Gutow            Trustee                December 1993      Private investor and real estate
(born 9/27/41)                                                        consultant; Capitol Entertainment
                                                                      Management Company (video
                                                                      franchise), Vice Chairman;
                                                                      Atlantic Coast Tan (tanning
                                                                      salons), Vice Chairman (since
                                                                      2002)

Michael Hegarty             Trustee                December 2004      Retired; AXA Financial (financial
(born 12/21/44)                                                       services and insurance), Vice
                                                                      Chairman and Chief Operating
                                                                      Officer (until May 2001); The
                                                                      Equitable Life Assurance Society
                                                                      (insurance), President and Chief
                                                                      Operating Officer (until May 2001)

Lawrence T. Perera          Trustee                July 1981          Hemenway & Barnes (attorneys),
(born 6/23/35)                                                        Partner

J. Dale Sherratt            Trustee                August 1993        Insight Resources, Inc.
(born 9/23/38)                                                        (acquisition planning specialists),
                                                                      President; Wellfleet Investments
                                                                      (investor in health care
                                                                      companies), Managing General
                                                                      Partner (since 1993); Cambridge
                                                                      Nutraceuticals (professional
                                                                      nutritional products), Chief
                                                                      Executive Officer (until May 2001)

Laurie J. Thomsen           Trustee                March 2005         New Profit, Inc. (venture
(born 8/05/57)                                                        philanthropy), Partner (since
                                                                      2006); Private investor; Prism
                                                                      Venture Partners (venture
                                                                      capital), Co-founder and General
                                                                      Partner (until June 2004); The
                                                                      Travelers Companies (commercial
                                                                      property liability insurance),
                                                                      Director

Robert W. Uek               Trustee                January 2006       Retired (since 1999);
(born 5/18/41)                                                        PricewaterhouseCoopers LLP
                                                                      (professional services firm),
                                                                      Partner (until 1999); Consultant
                                                                      to investment company industry
                                                                      (since 2000); TT International
                                                                      Funds (mutual fund complex),
                                                                      Trustee (2000 until 2005);
                                                                      Hillview Investment Trust II Funds
                                                                      (mutual fund complex), Trustee
                                                                      (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)           President              November 2005      Massachusetts Financial Services
(born 12/01/58)                                                       Company, Executive Vice President
                                                                      and Chief Regulatory Officer
                                                                      (since March 2004) Chief
                                                                      Compliance Officer (since December
                                                                      2006); Fidelity Management &
                                                                      Research Company, Vice President
                                                                      (prior to March 2004); Fidelity
                                                                      Group of Funds, President and
                                                                      Treasurer (prior to March 2004)

Tracy Atkinson(k)           Treasurer              September 2005     Massachusetts Financial Services
(born 12/30/64)                                                       Company, Senior Vice President
                                                                      (since September 2004);
                                                                      PricewaterhouseCoopers LLP,
                                                                      Partner (prior to September 2004)

Christopher R. Bohane(k)    Assistant Secretary    July 2005          Massachusetts Financial Services
(born 1/18/74)              and Assistant Clerk                       Company, Vice President and Senior
                                                                      Counsel (since April 2003);
                                                                      Kirkpatrick & Lockhart LLP (law
                                                                      firm), Associate (prior to April
                                                                      2003)

Ethan D. Corey(k)           Assistant Secretary    July 2005          Massachusetts Financial Services
(born 11/21/63)             and Assistant Clerk                       Company, Special Counsel (since
                                                                      December 2004); Dechert LLP (law
                                                                      firm), Counsel (prior to December
                                                                      2004)

David L. DiLorenzo(k)       Assistant Treasurer    July 2005          Massachusetts Financial Services
(born 8/10/68)                                                        Company, Vice President (since
                                                                      June 2005); JP Morgan Investor
                                                                      Services, Vice President (prior to
                                                                      June 2005)

Mark D. Fischer(k)          Assistant Treasurer    July 2005          Massachusetts Financial Services
(born 10/27/70)                                                       Company, Vice President (since May
                                                                      2005); JP Morgan Investment
                                                                      Management Company, Vice President
                                                                      (prior to May 2005)

Brian E. Langenfeld(k)      Assistant Secretary    June 2006          Massachusetts Financial Services
(born 3/07/73)              and Assistant Clerk                       Company, Assistant Vice President
                                                                      and Counsel (since May 2006); John
                                                                      Hancock Advisers, LLC, Assistant
                                                                      Vice President and Counsel (May
                                                                      2005 to April 2006); John Hancock
                                                                      Advisers, LLC, Attorney and
                                                                      Assistant Secretary (prior to May
                                                                      2005)

Ellen Moynihan(k)           Assistant Treasurer    April 1997         Massachusetts Financial Services
(born 11/13/57)                                                       Company, Senior Vice President

Susan S. Newton(k)          Assistant Secretary    May 2005           Massachusetts Financial Services
(born 3/07/50)              and Assistant Clerk                       Company, Senior Vice President and
                                                                      Associate General Counsel (since
                                                                      April 2005); John Hancock
                                                                      Advisers, LLC, Senior Vice
                                                                      President, Secretary and Chief
                                                                      Legal Officer (prior to April
                                                                      2005); John Hancock Group of
                                                                      Funds, Senior Vice President,
                                                                      Secretary and Chief Legal Officer
                                                                      (prior to April 2005)

Susan A. Pereira(k)         Assistant Secretary    July 2005          Massachusetts Financial Services
(born 11/05/70)             and Assistant Clerk                       Company, Vice President and Senior
                                                                      Counsel (since June 2004); Bingham
                                                                      McCutchen LLP (law firm),
                                                                      Associate (prior to June 2004)

Mark N. Polebaum(k)         Secretary and Clerk    January 2006       Massachusetts Financial Services
(born 5/01/52)                                                        Company, Executive Vice President,
                                                                      General Counsel and Secretary
                                                                      (since January 2006); Wilmer
                                                                      Cutler Pickering Hale and Dorr LLP
                                                                      (law firm), Partner (prior to
                                                                      January 2006)

Frank L. Tarantino          Independent Chief      June 2004          Tarantino LLC (provider of
(born 3/07/44)              Compliance Officer                        compliance services), Principal
                                                                      (since June 2004); CRA Business
                                                                      Strategies Group (consulting
                                                                      services), Executive Vice
                                                                      President (April 2003 to June
                                                                      2004); David L. Babson & Co.
                                                                      (investment adviser), Managing
                                                                      Director, Chief Administrative
                                                                      Officer and Director (prior to
                                                                      March 2003)

James O. Yost(k)            Assistant Treasurer    September 1990     Massachusetts Financial Services
(born 6/12/60)                                                        Company, Senior Vice President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange
    Commission (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston,
    Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid
    Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by share- holders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are
members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which
MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2007, the Trustees served as board members of 97 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

--------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                              CUSTODIAN
Massachusetts Financial Services Company        State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741      225 Franklin Street, Boston, MA 02110


DISTRIBUTOR                                     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MFS Fund Distributors, Inc.                     Ernst & Young LLP
500 Boylston Street, Boston, MA 02116-3741      200 Clarendon Street, Boston, MA 02116

PORTFOLIO MANAGER
Kenneth Enright

BOARD REVIEW OF INVESTMENT

ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2007 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund's Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2006, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund's Class A shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund's Class A shares was in the 5th quintile for each of the one- and five-year periods ended December 31, 2006 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS' efforts to improve the Fund's performance, including changes to the Fund's portfolio management team in 2005 and 2007 and changes made to the portfolio construction process in 2006. In addition, the Trustees requested that they receive a separate update on the Fund's performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS' responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and the total expense ratio of the Fund's Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that there is an advisory fee reduction in effect for the Fund through February 28, 2009 as part of MFS' settlement with the New York Attorney General concerning market timing and related matters. The Trustees also considered that, according to the Lipper data, the Fund's effective advisory fee rate (taking into account the advisory fee reduction) was approximately at the Lipper expense group median, and the Fund's total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund's advisory fee rate schedule is not currently subject to any breakpoints. Taking into account the advisory fee reduction noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, which may include including securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non- advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2007.

A discussion regarding the Board's most recent review and renewal of the Fund's investment advisory agreement will be available on or before November 1, 2007 by clicking on the fund's name under "Select a fund" on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

                    Public Reference Room
                    Securities and Exchange Commission
                    100 F Street, NE, Room 1580
                    Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2007 income tax forms in January 2008. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $25,734,171 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 69.97% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms
  o share balances and transactional history with us, our affiliates, or others
  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

WEB SITE                                  MAILING ADDRESS
mfs.com                                   MFS Service Center, Inc.
                                          P.O. Box 55824
MFS TALK                                  Boston, MA
1-800-637-8255                            02205-5824
24 hours a day
                                          OVERNIGHT MAIL
ACCOUNT SERVICE AND                       MFS Service Center, Inc.
LITERATURE                                500 Boylston Street
                                          Boston, MA 02116-3741
SHAREHOLDERS
1-800-225-2606
8 a.m. to 8 p.m. ET

INVESTMENT PROFESSIONALS
1-800-343-2829
8 a.m. to 8 p.m. ET

RETIREMENT PLAN SERVICES
1-800-637-1255
8 a.m. to 8 p.m. ET

-------------------------------------------------------------------------------
Go paperless with eDELIVERY: Arrange to have MFS send prospectuses, reports, and proxies directly to your e-mail inbox. You'll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

SIGN UP: If your account is registered with us, simply go to MFS.COM, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS TALK, MFS Access, and eDelivery may not be available to you.
-------------------------------------------------------------------------------

M F S(R)
INVESTMENT MANAGEMENT

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                               ANNUAL REPORT

MFS(R) EMERGING MARKETS DEBT FUND

LETTER FROM THE CEO                                              1
------------------------------------------------------------------
PORTFOLIO COMPOSITION                                            2
------------------------------------------------------------------
MANAGEMENT REVIEW                                                3
------------------------------------------------------------------
PERFORMANCE SUMMARY                                              5
------------------------------------------------------------------
EXPENSE TABLE                                                    8
------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                        10
------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                             20
------------------------------------------------------------------
STATEMENT OF OPERATIONS                                         22
------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                             23
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            24
------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                   29
------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM         41
------------------------------------------------------------------
TRUSTEES AND OFFICERS                                           42
------------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT                   48
------------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                           52
------------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                                  52
------------------------------------------------------------------
FEDERAL TAX INFORMATION                                         52
------------------------------------------------------------------
MFS(R) PRIVACY NOTICE                                           53
------------------------------------------------------------------
CONTACT INFORMATION                                     BACK COVER
------------------------------------------------------------------

THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

------------------------------------------------------------------------------
                      NOT FDIC INSURED o MAY LOSE VALUE o
              NO BANK OR CREDIT UNION GUARANTEE o NOT A DEPOSIT o
                NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR
                                   NCUA/NCUSIF
------------------------------------------------------------------------------

                                                                        7/31/07
                                                                        EMD-ANN

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Shareholders:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19%. But the Dow's upward rise has not been without hiccups. After hitting new records in July 2007, the Dow lost 8% in the following weeks as a crisis swept global credit markets. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. Both the bond and stock markets are cyclical. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals. We believe you should not let the headlines guide you in your investment decisions and should be cautious about overreacting to short-term volatility.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer -- through both up and down economic cycles.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    September 14, 2007

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE (i)

              Bonds                                      97.1%
              Cash & Other Net Assets                     2.9%

              FIXED INCOME SECTORS (i)

              Emerging Market Debt                       87.9%
              ------------------------------------------------
              U.S. Treasury Securities                    8.8%
              ------------------------------------------------
              High Yield Corporates                       0.4%
              ------------------------------------------------

              CREDIT QUALITY OF BONDS (r)

              A                                           6.6%
              ------------------------------------------------
              BBB                                        17.4%
              ------------------------------------------------
              BB                                         44.4%
              ------------------------------------------------
              B                                          24.4%
              ------------------------------------------------
              CCC                                         0.7%
              ------------------------------------------------
              C                                           0.3%
              ------------------------------------------------
              Not Rated                                   6.2%
              ------------------------------------------------

              PORTFOLIO FACTS

              Average Duration (d)(i)                      6.7
              ------------------------------------------------
              Average Life (i)(m)                    12.3 yrs.
              ------------------------------------------------
              Average Maturity (i)(m)                12.8 yrs.
              ------------------------------------------------
              Average Credit Quality of Rated
              Securities (long-term) (a)                    BB
              ------------------------------------------------
              Average Credit Quality of Rated
              Securities (short-term) (a)                  A-1
              ------------------------------------------------

              COUNTRY WEIGHTINGS (i)

              Brazil                                     15.1%
              ------------------------------------------------
              United States                              11.9%
              ------------------------------------------------
              Russia                                      9.5%
              ------------------------------------------------
              Mexico                                      9.0%
              ------------------------------------------------
              Argentina                                   8.1%
              ------------------------------------------------
              Venezuela                                   7.8%
              ------------------------------------------------
              Turkey                                      7.8%
              ------------------------------------------------
              Philippines                                 6.2%
              ------------------------------------------------
              Indonesia                                   4.6%
              ------------------------------------------------
              Other Countries                            20.0%
              ------------------------------------------------

(a) The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d) Duration is a measure of how much a bond's price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i) For purposes of this presentation, the bond component includes both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.
(m) The average maturity shown is calculated using the final stated maturity on the portfolio's holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(r) Each security is assigned a rating from Moody's Investors Service. If not rated by Moody's, the rating will be that assigned by Standard & Poor's. Likewise, if not assigned a rating by Standard & Poor's, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the "AAA"-rating category. Percentages are based on the total market value of investments as of 07/31/07.

Percentages are based on net assets as of 07/31/07, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended July 31, 2007, Class A shares of the MFS Emerging Markets Debt Fund provided a total return of 8.56%, at net asset value. This compares with a return of 7.16% for the fund's benchmark, the JPMorgan Emerging Markets Bond Index Global.

MARKET ENVIRONMENT

The U.S. economy continues to decouple from the rest of the world, growing at a slower pace than other major economies. Overall, the global economy remains in the midst of its fastest expansion since the 1970s. Around the world, economies have been growing more than expected as domestic demand improves and world trade accelerates. With the stronger growth, however, has come increased concern about rising inflation, especially as capacity becomes more constrained, wages rise, and oil prices advance.

Rising interest rates have not yet dampened world economic activity, although they may have contributed to the growing sense of risk aversion for some investors, sparked by problems in the U.S. sub-prime mortgage market. Fundamental deterioration in this sector spilled over into other markets such as bank loans and the U.S. high yield sector. These market sectors experienced contagion from sub-prime mortgage problems, we believe, as sub-prime mortgage presence in certain structured products, such as collateralized debt obligations (CDOs)/collateralized loan obligations (CLOs), raised investor concerns, generally, about such products. These products have been increasingly large sources of funding for corporate security issuance and, notwithstanding still-sound fundamentals in underlying credit fundamentals, appeared to have prompted investor selling.

Market volatility increased toward the end of the reporting period with the threat of the sub-prime mortgage meltdown weighing on equity markets across the globe. Fueling the volatility were rising home foreclosures, falling housing prices, and weaker-than-expected jobs growth reported by the U.S. Department of Labor.

CONTRIBUTORS TO PERFORMANCE

Relative to the JPMorgan Emerging Markets Bond Index Global, the fund's overweighted position in Argentina, particularly our emphasis on local market positions, benefited performance. Bond selection in the Philippines also contributed to results.

Overweighting bonds of El Salvador, Indonesia, and Uruguay enhanced performance.

DETRACTORS FROM PERFORMANCE

The fund's positioning in Russia detracted from relative performance as exposure to quasi-sovereign bonds, such as Gazprom, underperformed. Underweighting Brazilian external debt also hurt.

Our underweighted position in Lebanese bonds also held back results during the reporting period.

Respectfully,

Matthew Ryan
Portfolio Manager

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 7/31/07

The following chart illustrates a representative class of the fund's historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary.)

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, March 17, 1998, through the stated period end.)

                        MFS Emerging          JPMorgan
                        Markets Debt          Emerging
                           Fund -           Markets Bond
                           Class A          Index Global
                        ------------        ------------
               3/98        $ 9,525             $10,000
               7/98          9,125               9,559
               7/99          8,755               9,099
               7/00         11,807              11,491
               7/01         13,073              11,992
               7/02         14,603              11,670
               7/03         19,036              15,509
               7/04         21,561              17,327
               7/05         26,203              20,171
               7/06         28,221              21,848
               7/07         30,636              23,414

TOTAL RETURNS THROUGH 7/31/07

AVERAGE ANNUAL WITHOUT SALES CHARGE

    Share class     Class inception date       1-yr       5-yr     Life (t)
---------------------------------------------------------------------------
         A                 3/17/98             8.56%     15.97%     13.27%
---------------------------------------------------------------------------
         B                 5/31/02             7.90%     15.17%     12.83%
---------------------------------------------------------------------------
         C                 5/31/02             7.75%     15.14%     12.81%
---------------------------------------------------------------------------
         I                 3/17/98             8.99%     16.31%     13.44%
---------------------------------------------------------------------------
         W                 5/01/06             8.64%     16.00%     13.29%
---------------------------------------------------------------------------

AVERAGE ANNUAL

Comparative benchmark
---------------------------------------------------------------------------
  JPMorgan Emerging Markets
  Bond Index Global (f)                        7.16%     14.94%      9.46%
---------------------------------------------------------------------------

AVERAGE ANNUAL WITH SALES CHARGE

    Share class
---------------------------------------------------------------------------
         A                                     3.40%     14.85%     12.69%
    With Initial Sales Charge (4.75%)
    -----------------------------------------------------------------------
         B                                     3.90%     14.94%     12.83%
    With CDSC (Declining over six years
    from 4% to 0%) (x)
    -----------------------------------------------------------------------
         C                                     6.75%     15.14%     12.81%
    With CDSC (1% for 12 months) (x)
---------------------------------------------------------------------------

Class I and Class W shares do not have a sales charge. Please see Notes to Performance Summary for more details.

CDSC - Contingent Deferred Sales Charge.

(f) Source: FactSet Research Systems Inc.
(t) For the period from the commencement of the fund's investment operations, March 17, 1998 through the stated period end.
(x) Assuming redemption at the end of the applicable period.

INDEX DEFINITION

JPMorgan Emerging Markets Bond Index Global (EMBI Global)- tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Performance for share classes offered after Class A shares includes the performance of the fund's Class A shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund Expenses Borne by the Shareholders During the Period,
February 1, 2007 through July 31, 2007

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2007 through July 31, 2007.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

----------------------------------------------------------------------------
                                                                   Expenses
                                         Beginning     Ending    Paid During
                            Annualized    Account     Account     Period (p)
  Share                       Expense      Value       Value       2/01/07-
  Class                        Ratio      2/01/07     7/31/07      7/31/07
----------------------------------------------------------------------------
         Actual                1.31%     $1,000.00   $1,008.00       $6.52
    A    -------------------------------------------------------------------
         Hypothetical (h)      1.31%     $1,000.00   $1,018.30       $6.56
----------------------------------------------------------------------------
         Actual                2.04%     $1,000.00   $1,005.80      $10.15
    B    -------------------------------------------------------------------
         Hypothetical (h)      2.04%     $1,000.00   $1,014.68      $10.19
----------------------------------------------------------------------------
         Actual                2.04%     $1,000.00   $1,005.00      $10.14
    C    -------------------------------------------------------------------
         Hypothetical (h)      2.04%     $1,000.00   $1,014.68      $10.19
----------------------------------------------------------------------------
         Actual                1.04%     $1,000.00   $1,010.70       $5.18
    I    -------------------------------------------------------------------
         Hypothetical (h)      1.04%     $1,000.00   $1,019.64       $5.21
----------------------------------------------------------------------------
         Actual                1.18%     $1,000.00   $1,008.00       $5.87
    W    -------------------------------------------------------------------
         Hypothetical (h)      1.18%     $1,000.00   $1,018.94       $5.91
----------------------------------------------------------------------------

(h) 5% class return per year before expenses.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS
7/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 87.1%
--------------------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                              SHARES/PAR       VALUE ($)
--------------------------------------------------------------------------------------------------------------------------------
Foreign Bonds - 86.9%
--------------------------------------------------------------------------------------------------------------------------------
Argentina - 7.9%
--------------------------------------------------------------------------------------------------------------------------------
Autopistas del Sol S.A., 11.5%, 2017                                                              $      175,000    $    169,750
Autopistas del Sol S.A., 11.5%, 2017 (n)                                                                 600,000         582,000
Central Bank of Argentina, FRN, 2%, 2018                                                      ARS      2,177,127         538,637
GC Impsat Holdings I PLC, 9.875%, 2017 (n)                                                        $      373,000         354,350
Republic of Argentina, 7%, 2015                                                                        5,408,600       4,387,276
Republic of Argentina, 7%, 2013                                                                        6,406,999       5,684,254
Republic of Argentina, 7%, 2017                                                                        2,038,000       1,623,267
Republic of Argentina, 8.28%, 2033                                                                     1,625,341       1,373,413
Republic of Argentina, FRN, 0%, 2035                                                                   8,120,000       1,055,600
Republic of Argentina, FRN, 5.83%, 2033                                                       ARS      2,029,000         817,186
Republic of Argentina, FRN, 12.02%, 2011                                                      ARS      5,496,000       1,718,191
Republic of Argentina, FRN, 5.475%, 2012                                                          $   13,072,500      11,911,662
                                                                                                                    ------------
                                                                                                                    $ 30,215,586
--------------------------------------------------------------------------------------------------------------------------------
Brazil - 15.0%
--------------------------------------------------------------------------------------------------------------------------------
Banco BMG S.A., 9.15%, 2016                                                                       $      500,000    $    508,750
Banco BMG S.A., 9.15%, 2016 (n)                                                                          699,000         711,233
Banco do Brasil S.A., 7.95%, 2049 (n)                                                                    643,000         652,645
Banco do Brasil S.A., 7.95%, 2049                                                                        485,000         492,275
Banco do Estado de Sao Paulo S.A., 8.7%, 2049 (n)                                                        578,000         603,288
Banco do Estado de Sao Paulo S.A., 8.7%, 2049                                                            891,000         926,640
Bertin Ltda, 10.25%, 2016                                                                                917,000         965,777
Centrais Eletricas Brasileiras S.A., 7.75%, 2015                                                         654,000         672,966
Centrais Eletricas Brasileiras S.A., 7.75%, 2015 (n)                                                     261,000         268,569
CESP - Companhia Energetica de Sao Paulo, 9.25%, 2013                                                    100,000         107,750
CESP - Companhia Energetica de Sao Paulo, 9.75%, 2015 (l)                                     BRL      1,412,754         791,453
CESP - Companhia Energetica de Sao Paulo, 9.25%, 2013 (n)                                         $      262,000         282,305
CESP - Companhia Energetica de Sao Paulo, 9.75%, 2015 (n)                                     BRL      3,846,284       2,154,765
Companhia de Saneamento Basico do Estado de Sao Paulo - SABESP, 7.5%, 2016                        $    1,012,000       1,009,470
Cosan Finance Ltd., 7%, 2017 (n)                                                                         668,000         612,890
Cosan Finance Ltd., 7%, 2017                                                                             250,000         229,375
Diamond Finance PLC, 6%, 2015 (n)                                                             BRL      2,383,425       1,223,050
Federative Republic of Brazil, 7.125%, 2037                                                       $    5,114,000       5,387,599
Federative Republic of Brazil, 6%, 2017                                                                7,203,000       6,976,106
Federative Republic of Brazil, 6%, 2009                                                       BRL      5,513,325       2,891,788
Federative Republic of Brazil, 10%, 2012                                                      BRL      5,213,000       2,665,969
Federative Republic of Brazil, 8.875%, 2024                                                       $      695,000         849,638
Federative Republic of Brazil, 8.875%, 2019                                                              982,000       1,166,125
Federative Republic of Brazil, 8.25%, 2034                                                             2,993,000       3,569,153
Federative Republic of Brazil, 8%, 2018                                                                6,913,000       7,497,149
Federative Republic of Brazil, CLN, 6%, 2009 (z)                                              BRL      3,889,617       2,041,087
Federative Republic of Brazil, CLN, 6%, 2009 (z)                                              BRL      2,626,733       1,378,385
Federative Republic of Brazil, CLN, 6%, 2009 (z)                                              BRL      1,496,261         785,167
Federative Republic of Brazil, CLN, 10%, 2012                                                 BRL      5,294,000       2,707,393
Federative Republic of Brazil, CLN, 10%, 2012 (z)                                             BRL      1,922,000         982,926
Federative Republic of Brazil, CLN, 10%, 2012 (z)                                             BRL      2,645,000       1,352,674
Federative Republic of Brazil, CLN, 10%, 2012 (z)                                             BRL      1,390,000         710,857
Federative Republic of Brazil, CLN I, 6%, 2009 (z)                                            BRL      1,638,604         859,862
Federative Republic of Brazil, CLN II, 6%, 2009 (z)                                           BRL      1,196,678         627,960
Globo Comunicacoes e Participacoes S.A., 7.25%, 2022                                              $      360,000         328,500
Globo Comunicacoes e Participacoes S.A., 7.25%, 2022 (n)                                                 931,000         849,538
ISA Capital do Brasil S.A., 7.875%, 2012 (n)                                                             753,000         748,482
ISA Capital do Brasil S.A., 8.8%, 2017 (n)                                                               444,000         447,330
ISA Capital do Brasil S.A., 8.8%, 2017                                                                   100,000         100,750
                                                                                                                    ------------
                                                                                                                    $ 57,137,639
--------------------------------------------------------------------------------------------------------------------------------
Chile - 1.3%
--------------------------------------------------------------------------------------------------------------------------------
Codelco, Inc., 6.15%, 2036                                                                        $    3,631,000    $  3,591,967
HQI Transelec Chile S.A., 7.875%, 2011                                                                 1,452,000       1,534,938
                                                                                                                    ------------
                                                                                                                    $  5,126,905
--------------------------------------------------------------------------------------------------------------------------------
Colombia - 3.3%
--------------------------------------------------------------------------------------------------------------------------------
Bogota D.C., 9.375%, 2028 (z)                                                                 COP  2,716,000,000    $  1,374,813
Republic of Colombia, 12%, 2015                                                               COP  1,889,000,000       1,099,275
Republic of Colombia, 7.375%, 2037                                                                $    2,955,000       3,147,075
Republic of Colombia, FRN, 7.16%, 2015                                                                 6,702,000       7,037,100
                                                                                                                    ------------
                                                                                                                    $ 12,658,263
--------------------------------------------------------------------------------------------------------------------------------
Croatia - 0.3%
--------------------------------------------------------------------------------------------------------------------------------
Republic of Croatia, FRN, 6.212%, 2010                                                            $    1,033,636    $  1,038,050
--------------------------------------------------------------------------------------------------------------------------------
Dominican Republic - 0.5%
--------------------------------------------------------------------------------------------------------------------------------
Cap Cana S.A., 9.625%, 2013                                                                       $      736,000    $    743,360
Cap Cana S.A., 9.625%, 2013 (n)                                                                          708,000         715,080
Cerveceria Nacional Dominicana, 8%, 2014 (n)                                                             405,000         400,950
Cerveceria Nacional Dominicana, 8%, 2014                                                                 150,000         148,500
                                                                                                                    ------------
                                                                                                                    $  2,007,890
--------------------------------------------------------------------------------------------------------------------------------
Ecuador - 0.6%
--------------------------------------------------------------------------------------------------------------------------------
Republic of Ecuador, 10%, 2030                                                                    $    2,616,000    $  2,203,980
--------------------------------------------------------------------------------------------------------------------------------
El Salvador - 1.4%
--------------------------------------------------------------------------------------------------------------------------------
Republic of El Salvador, 7.65%, 2035                                                              $    2,390,000    $  2,652,900
Republic of El Salvador, 8.25%, 2032                                                                     774,000         921,060
Republic of El Salvador, 7.65%, 2035 (n)                                                               1,438,000       1,596,180
                                                                                                                    ------------
                                                                                                                    $  5,170,140
--------------------------------------------------------------------------------------------------------------------------------
Hong Kong - 0.2%
--------------------------------------------------------------------------------------------------------------------------------
Agile Property Holdings Ltd., 9%, 2013                                                            $      664,000    $    661,648
--------------------------------------------------------------------------------------------------------------------------------
India - 0.3%
--------------------------------------------------------------------------------------------------------------------------------
ICICI Bank Ltd., FRN, 6.375%, 2022 (n)                                                            $      918,000    $    871,392
ICICI Bank Ltd., FRN, 6.375%, 2022                                                                       170,000         161,369
                                                                                                                    ------------
                                                                                                                    $  1,032,761
--------------------------------------------------------------------------------------------------------------------------------
Indonesia - 4.5%
--------------------------------------------------------------------------------------------------------------------------------
Adaro Finance B.V., 8.5%, 2010                                                                    $      669,000    $    674,887
Majapahit Holding B.V., 7.75%, 2016                                                                    1,774,000       1,716,345
Majapahit Holding B.V., 7.75%, 2016 (n)                                                                1,062,000       1,027,485
Majapahit Holding B.V., 7.25%, 2017 (n)                                                                  583,000         540,733
Majapahit Holding B.V., 7.875%, 2037 (l)(n)                                                            2,003,000       1,837,753
PT Arpeni Pratama Ocean Line Tbk., 8.75%, 2013                                                           130,000         130,000
PT Arpeni Pratama Ocean Line Tbk., 8.75%, 2013 (n)                                                       668,000         668,000
Republic of Indonesia, 6.625%, 2037 (n)                                                                1,422,000       1,304,685
Republic of Indonesia, 6.625%, 2037                                                                    3,183,000       2,897,243
Republic of Indonesia, CLN, 10.25%, 2027                                                                 758,646         720,494
Republic of Indonesia, CLN, 12.8%, 2021                                                                  503,462         476,018
Republic of Indonesia, CLN, FRN, 12.5%, 2013 (z)                                                       1,650,000       1,589,643
Republic of Indonesia, CLN, FRN, 10%, 2017 (z)                                                           596,993         598,151
Republic of Indonesia, CLN, FRN, 11%, 2014 (z)                                                           837,117         843,965
Republic of Indonesia, CLN, FRN, 10%, 2017 (z)                                                           767,282         747,977
Republic of Indonesia, CLN, FRN, 10.25%, 2027                                                          1,061,205         927,652
Republic of Indonesia, CLN, FRN, 12.8%, 2021                                                             503,816         476,020
                                                                                                                    ------------
                                                                                                                    $ 17,177,051
--------------------------------------------------------------------------------------------------------------------------------
Kazakhstan - 2.5%
--------------------------------------------------------------------------------------------------------------------------------
CenterCredit International B.V., 8.625%, 2014                                                     $      280,000    $    266,000
CenterCredit International B.V., 8.625%, 2014 (n)                                                      1,425,000       1,353,750
HSBK Europe B.V., 7.25%, 2017 (n)                                                                        436,000         410,930
Intergas Finance B.V., 6.875%, 2011                                                                      700,000         707,000
Intergas Finance B.V., 6.875%, 2011 (n)                                                                1,135,000       1,146,350
Intergas Finance B.V., 6.375%, 2017 (n)                                                                5,807,000       5,487,615
Turanalem Finance B.V., 8.25%, 2037 (n)                                                                  392,000         346,920
                                                                                                                    ------------
                                                                                                                    $  9,718,565
--------------------------------------------------------------------------------------------------------------------------------
Macau - 0.3%
--------------------------------------------------------------------------------------------------------------------------------
Galaxy Entertainment Finance Co. Ltd., FRN, 10.409%, 2010 (n)                                     $      762,000    $    796,290
Galaxy Entertainment Finance Co. Ltd., FRN, 10.354%, 2010                                                390,000         407,550
                                                                                                                    ------------
                                                                                                                    $  1,203,840
--------------------------------------------------------------------------------------------------------------------------------
Mexico - 8.8%
--------------------------------------------------------------------------------------------------------------------------------
C10 Capital SPV Ltd., 6.722% to 2016, FRN to 2049 (n)                                             $    1,216,000    $  1,145,046
C10 Capital SPV Ltd., FRN, 6.722%, 2049                                                                  600,000         564,990
Grupo Televisa S.A., 8.5%, 2032                                                                          803,000         980,953
Pemex Project Funding Master Trust, 6.625%, 2035                                                       5,615,000       5,474,524
Pemex Project Funding Master Trust, 9.5%, 2027 (l)                                                     2,161,000       2,825,508
Pemex Project Funding Master Trust, 8.625%, 2022 (l)                                                   8,002,000       9,520,844
United Mexican States, 6.75%, 2034                                                                     5,508,000       5,783,400
United Mexican States, 9%, 2011                                                               MXN     17,940,000       1,717,951
United Mexican States, 8.3%, 2031                                                                 $    2,812,000       3,478,444
Urbi Desarrollos Urbanos S.A. de C.V., 8.5%, 2016 (n)                                                    895,000         903,950
Vitro S.A., 8.625%, 2012 (n)                                                                             486,000         471,420
Vitro S.A., 9.125%, 2017 (n)                                                                             535,000         513,600
Vitro S.A., 8.625%, 2012                                                                                  95,000          92,150
Vitro S.A., 9.125%, 2017                                                                                 105,000         100,800
                                                                                                                    ------------
                                                                                                                    $ 33,573,580
--------------------------------------------------------------------------------------------------------------------------------
Pakistan - 0.2%
--------------------------------------------------------------------------------------------------------------------------------
Islamic Republic of Pakistan, 7.125%, 2016                                                        $      641,000    $    538,532
Pakistan Mobile Communications, 8.625%, 2013 (n)                                                         340,000         333,200
                                                                                                                    ------------
                                                                                                                    $    871,732
--------------------------------------------------------------------------------------------------------------------------------
Panama - 2.8%
--------------------------------------------------------------------------------------------------------------------------------
Aes Panama S.A., 6.35%, 2016 (n)                                                                  $    1,126,000    $  1,081,082
Republic of Panama, 6.7%, 2036                                                                         2,631,000       2,604,690
Republic of Panama, 9.375%, 2029                                                                       5,408,000       7,003,360
                                                                                                                    ------------
                                                                                                                    $ 10,689,132
--------------------------------------------------------------------------------------------------------------------------------
Peru - 2.1%
--------------------------------------------------------------------------------------------------------------------------------
Iirsa Norte Finance Ltd., 8.75%, 2024 (n)(p)                                                      $    1,718,590    $  1,993,564
Peru Enhanced Pass-Through Trust, 0%, 2018 (n)                                                         1,673,000       1,087,450
Peru Enhanced Pass-Through Trust, 0%, 2018                                                               610,000         396,500
Republic of Peru, 6.55%, 2037                                                                          2,516,000       2,471,970
Republic of Peru, 5% to 2007, FRN to 2017                                                              1,500,240       1,500,240
Southern Copper Corp., 7.5%, 2035                                                                        368,000         380,770
                                                                                                                    ------------
                                                                                                                    $  7,830,494
--------------------------------------------------------------------------------------------------------------------------------
Philippines - 6.2%
--------------------------------------------------------------------------------------------------------------------------------
National Power Corp., 6.875%, 2016                                                                $      100,000    $     98,291
National Power Corp., 6.875%, 2016 (n)                                                                   853,000         817,814
National Power Corp., FRN, 9.61%, 2011                                                                 3,255,000       3,603,106
Republic of Philippines, 7.75%, 2031                                                                   3,068,000       3,248,245
Republic of Philippines, 7.5%, 2024                                                                    4,874,000       5,032,405
Republic of Philippines, 9.375%, 2017                                                                  6,606,000       7,695,990
Republic of Philippines, 8%, 2016                                                                      2,786,000       2,946,195
                                                                                                                    ------------
                                                                                                                    $ 23,442,046
--------------------------------------------------------------------------------------------------------------------------------
Russia - 9.3%
--------------------------------------------------------------------------------------------------------------------------------
Alrosa Finance S.A., 8.875%, 2014                                                                 $    4,414,000    $  4,833,771
Evraz Securities S.A., 10.875%, 2009                                                                     800,000         857,368
Gazprom International S.A., 7.201%, 2020                                                               5,261,863       5,384,465
Gazprom International S.A., 6.51%, 2022 (n)                                                            2,980,000       2,849,774
Kuznetski Capital S.A., 7.335%, 2013                                                                     848,000         865,214
OAO Gazprom, 6.212%, 2016                                                                             10,503,000      10,002,007
OAO Gazprom, 6.51%, 2022                                                                               1,437,000       1,380,382
OJSC Russian Agricultural Bank, 6.299%, 2017                                                             175,000         165,603
OJSC Vimpel-Communications, 8.25%, 2016 (l)(n)                                                           503,000         515,057
OJSC Vimpel-Communications, 8.25%, 2016                                                                1,015,000       1,039,330
RSHB Capital S.A., 7.175%, 2013                                                                        2,259,000       2,318,412
RSHB Capital S.A., 6.299%, 2017 (n)                                                                      868,000         821,388
RSHB Capital S.A., 7.175%, 2013 (n)                                                                      860,000         882,618
Russian Standard Finance S.A., 8.625%, 2011                                                              450,000         425,250
Russian Standard Finance S.A., 8.625%, 2011 (n)                                                          328,000         309,960
Russian Standard Finance S.A., 7.5%, 2010 (n)                                                            271,000         252,030
TNK-BP Finance S.A., 7.5%, 2016                                                                          720,000         722,700
TNK-BP Finance S.A., 7.5%, 2016 (n)                                                                    1,690,000       1,696,338
                                                                                                                    ------------
                                                                                                                    $ 35,321,667
--------------------------------------------------------------------------------------------------------------------------------
South Africa - 0.8%
--------------------------------------------------------------------------------------------------------------------------------
Republic of South Africa, 5.875%, 2022                                                            $    3,122,000    $  2,977,608
--------------------------------------------------------------------------------------------------------------------------------
Trinidad & Tobago - 0.2%
--------------------------------------------------------------------------------------------------------------------------------
Petroleum Co. of Trinidad & Tobago Ltd., 6%, 2022 (n)                                             $      697,000    $    691,012
--------------------------------------------------------------------------------------------------------------------------------
Turkey - 7.9%
--------------------------------------------------------------------------------------------------------------------------------
Republic of Turkey, 6.875%, 2036                                                                  $    4,067,000    $  3,782,310
Republic of Turkey, 7.375%, 2025                                                                       8,269,000       8,403,371
Republic of Turkey, 9.5%, 2014                                                                           470,000         533,450
Republic of Turkey, 7%, 2016                                                                           1,789,000       1,795,709
Republic of Turkey, TIPS, 10%, 2012                                                           TRY      8,899,179       7,199,011
Republic of Turkey, 16%, 2012                                                                 TRY        869,000         712,128
Republic of Turkey, 8%, 2034                                                                      $    2,789,000       2,963,313
Republic of Turkey, 7.25%, 2015                                                                        2,045,000       2,075,675
Republic of Turkey, 7%, 2020                                                                           2,592,000       2,549,880
                                                                                                                    ------------
                                                                                                                    $ 30,014,847
--------------------------------------------------------------------------------------------------------------------------------
Ukraine - 1.1%
--------------------------------------------------------------------------------------------------------------------------------
Naftogaz Ukraine, 8.125%, 2009                                                                    $    1,100,000    $  1,079,034
Republic of Ukraine, 6.58%, 2016                                                                       1,377,000       1,328,846
Republic of Ukraine, 6.385%, 2012 (n)                                                                  1,469,000       1,492,952
Republic of Ukraine, 6.385%, 2012                                                                        290,000         285,154
                                                                                                                    ------------
                                                                                                                    $  4,185,986
--------------------------------------------------------------------------------------------------------------------------------
Uruguay - 1.5%
--------------------------------------------------------------------------------------------------------------------------------
Republic of Uruguay, 8%, 2022                                                                     $    1,509,000    $  1,637,265
Republic of Uruguay, 5%, 2018                                                                 UYU     31,130,000       1,512,791
Republic of Uruguay, 9.25%, 2017                                                                  $    1,283,000       1,501,110
Republica Orient Uruguay, 7.625%, 2036                                                                   965,000       1,027,725
                                                                                                                    ------------
                                                                                                                    $  5,678,891
--------------------------------------------------------------------------------------------------------------------------------
Venezuela - 7.6%
--------------------------------------------------------------------------------------------------------------------------------
Petroleos de Venezuela S.A., 5.25%, 2017                                                          $   17,180,000    $ 12,824,870
Republic of Venezuela, 7%, 2018                                                                        7,147,000       6,439,447
Republic of Venezuela, 7.65%, 2025                                                                     8,358,000       7,543,080
Republic of Venezuela, 9.25%, 2027                                                                       495,000         519,750
Republic of Venezuela, 8.5%, 2014                                                                      1,663,000       1,683,787
                                                                                                                    ------------
                                                                                                                    $ 29,010,934
--------------------------------------------------------------------------------------------------------------------------------
Vietnam - 0.3%
--------------------------------------------------------------------------------------------------------------------------------
Republic of Vietnam, 6.875%, 2016                                                                 $    1,213,000    $  1,220,834
--------------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS                                                                                                 $330,861,081
--------------------------------------------------------------------------------------------------------------------------------

U.S. Bonds - 0.2%
--------------------------------------------------------------------------------------------------------------------------------
Metals & Mining - 0.2%
--------------------------------------------------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, FRN, 8.568%, 2015                                                 $      915,000    $    942,450
--------------------------------------------------------------------------------------------------------------------------------
TOTAL BONDS (IDENTIFIED COST, $336,302,641)                                                                         $331,803,531
--------------------------------------------------------------------------------------------------------------------------------

Put Options Purchased - 0.0%
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER
ISSUER/EXPIRATION DATE/STRIKE PRICE                                                                 OF CONTRACTS
--------------------------------------------------------------------------------------------------------------------------------
BRL Currency - August 2007 @ $1.8993 (a)                                                               7,312,305    $     44,693
BRL Currency - August 2007 @ $1.955 (a)                                                                7,516,975           3,247
TRY Currency - August 2007 @ $1.286 (a)                                                                4,886,800          69,437
--------------------------------------------------------------------------------------------------------------------------------
TOTAL PUT OPTIONS PURCHASED (PREMIUMS PAID, $67,124)                                                                $    117,377
--------------------------------------------------------------------------------------------------------------------------------

Short-Term Obligations - 10.8%
--------------------------------------------------------------------------------------------------------------------------------
Farmer Mac, 5.09%, due 8/01/07, at Amortized Cost and Value (y)                                   $   41,129,000    $ 41,129,000
--------------------------------------------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 1.1%
--------------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value                              4,066,387    $  4,066,387
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $381,565,152) (k)                                                               $377,116,295
--------------------------------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 1.0%                                                                                  3,920,879
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                                                 $381,037,174
--------------------------------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(k) As of July 31, 2007, the fund held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $299,699,732 and 79.47% of market value. An independent pricing service provided an evaluated bid for 61.55% of the market value.
(l) All or a portion of this security is on loan.
(n) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $45,852,487, representing 12.0% of net assets.
(p) Payment-in-kind security.
(y) The rate shown represents an annualized yield at time of purchase.
(z) Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale.
    These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

                                                                                          CURRENT
                                                       ACQUISITION       ACQUISITION       MARKET      TOTAL % OF
RESTRICTED SECURITIES                                      DATE              COST          VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Bogota D.C., 9.375%, 2028                                7/19/07          $1,408,283    $ 1,374,813
Federative Republic of Brazil, CLN, 6%, 2009        5/25/06 - 6/01/06      1,501,201      2,041,087
Federative Republic of Brazil, CLN, 6%, 2009        6/05/06 - 6/12/06      1,033,611      1,378,385
Federative Republic of Brazil, CLN, 6%, 2009             6/16/06             591,716        785,167
Federative Republic of Brazil, CLN, 10%, 2012       8/31/06 - 9/05/06        765,214        982,926
Federative Republic of Brazil, CLN, 10%, 2012       8/11/06 - 8/17/06      1,042,952      1,352,674
Federative Republic of Brazil, CLN, 10%, 2012            9/21/06             540,888        710,857
Federative Republic of Brazil, CLN I, 6%, 2009           3/13/06             704,942        859,862
Federative Republic of Brazil, CLN II, 6%, 2009          3/20/06             512,675        627,960
Republic of Indonesia, CLN, FRN, 12.5%, 2013             2/20/07           1,567,365      1,589,643
Republic of Indonesia, CLN, FRN, 10%, 2017               4/17/07             578,527        598,151
Republic of Indonesia, CLN, FRN, 11%, 2014               4/4/07              836,885        843,965
Republic of Indonesia, CLN, FRN, 10%, 2017               5/02/07             740,795        747,977
-----------------------------------------------------------------------------------------------------------------
Total Restricted Securities                                                             $13,893,467       3.6%
                                                                                        =========================

The following abbreviations are used in this report and are defined:

CDI     Interbank Deposit Certificates
CLN     Credit-Linked Note
FRN     Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
TIPS    Treasury Inflation Protected Security

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S.
dollars unless otherwise indicated. A list of abbreviations is shown below:

ARS     Argentine Peso
BRL     Brazilian Real
CNY     Chinese Yuan Renminbi
COP     Colombian Peso
DOP     Dominican Peso
IDR     Indonesian Rupiah
JPY     Japanese Yen
KWD     Kuwaiti Dinar
MXN     Mexican Peso
MYR     Malaysian Ringgit
PEN     Peruvian Nuevo Sol
PHP     Philippine Peso
PLN     Polish Zloty
SGD     Singapore Dollar
TRY     Turkish Lira
UYU     Uruguayan Peso

FUTURES CONTRACTS OUTSTANDING AT 7/31/07

                                                                               UNREALIZED
                                                               EXPIRATION     APPRECIATION
DESCRIPTION                        CONTRACTS       VALUE          DATE       (DEPRECIATION)
-------------------------------------------------------------------------------------------
U.S. Treasury Bond (Long)              36       $ 3,962,250      Sep-07         $ 28,561
U.S. Treasury Note 5 yr (Long)         30         3,164,063      Sep-07           41,614
U.S. Treasury Note 10 yr (Long)       245        26,318,359      Sep-07          474,221
----------------------------------------------------------------------------------------
                                                                                $544,396
                                                                                ========

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AT 7/31/07

Appreciation and Depreciation in the table below are reported by currency.

                                                                                                  NET
                                                                                              UNREALIZED
                       CONTRACTS TO          SETTLEMENT        IN EXCHANGE     CONTRACTS     APPRECIATION
    TYPE  CURRENCY    DELIVER/RECEIVE        DATE RANGE            FOR          AT VALUE    (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
APPRECIATION
----------------------------------------------------------------------------------------------------------
    BUY      ARS           3,149,642           8/27/07         $  982,727     $  994,476       $  11,749
    BUY      BRL           2,628,934      8/06/07 - 8/27/07     1,373,122      1,393,727          20,605
    SELL     BRL           1,789,325           8/27/07            950,000        946,485           3,515
    BUY      CNY          36,146,460           9/28/07          4,816,381      4,829,328          12,947
    SELL     IDR      24,637,500,000           8/27/07          2,700,000      2,668,968          31,032
    BUY      JPY         384,897,326           9/13/07          3,165,534      3,258,586          93,052
    BUY      KWD             452,405          11/29/07          1,583,220      1,602,082          18,862
    SELL     MXN           9,023,010           8/06/07            837,690        823,227          14,463
    SELL     PHP          42,251,461           8/20/07            939,966        930,861           9,105
    BUY      PLN           2,774,050           8/31/07            989,878      1,002,265          12,388
    BUY      SGD           1,173,766           8/06/07            770,693        774,735           4,042
    BUY      TRY           2,598,199      8/06/07 - 8/27/07     1,999,314      2,018,530          19,215
    SELL     TRY           1,683,513      8/24/07 - 8/27/07     1,320,818      1,301,379          19,438
                                                                                               ---------
                                                                                               $ 270,413
                                                                                               =========

----------------------------------------------------------------------------------------------------------
DEPRECIATION
----------------------------------------------------------------------------------------------------------
    SELL     BRL           4,929,691           8/06/07         $2,570,180     $2,617,468       $ (47,288)
    BUY      CNY           7,207,175           9/27/07            962,882        962,732            (150)
    BUY      COP       1,245,209,844           8/13/07            638,569        635,954          (2,615)
    SELL     COP       5,056,049,112      8/13/07 - 8/30/07     2,537,978      2,577,796         (39,818)
    BUY      DOP          19,034,401          10/09/07            579,222        577,355          (1,868)
    SELL     DOP          19,034,401          10/09/07            565,658        577,355         (11,696)
    BUY      IDR      11,375,000,000           8/27/07          1,250,000      1,232,248         (17,752)
    BUY      MXN          14,982,484     8/06/07 - 12/18/07     1,375,000      1,357,409         (17,591)
    BUY      MYR           3,955,312      8/20/07 - 8/27/07     1,155,526      1,146,311          (9,215)
    BUY      PEN           7,680,460      8/16/07 - 8/27/07     2,436,813      2,432,193          (4,620)
    SELL     PEN           7,680,460      8/16/07 - 8/27/07     2,424,388      2,432,193          (7,805)
    BUY      PHP          86,339,636           8/20/07          1,910,169      1,902,187          (7,982)
    BUY      SGD           1,450,607           8/27/07            963,564        959,113          (4,451)
    SELL     TRY           1,838,619           8/06/07          1,403,526      1,431,700         (28,174)
                                                                                               ---------
                                                                                               $(201,025)
                                                                                               =========

SWAP AGREEMENTS AT 7/31/07

                                                                                                            UNREALIZED
                  NOTIONAL                                                CASH FLOWS       CASH FLOWS      APPRECIATION
EXPIRATION         AMOUNT                  COUNTERPARTY                   TO RECEIVE         TO PAY       (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------
CREDIT DEFAULT SWAPS
4/20/12     USD  1,440,000    Morgan Stanley Capital Services, Inc.          (1)            1.73%
                                                                                          (fixed rate)        $ 1,402
                                                                                                              =======

INTEREST RATE SWAPS
1/03/12     BRL  5,656,910    JPMorgan Chase Bank                            CDI          11.09%
                                                                       (floating rate)    (fixed rate)        $(1,365)
                                                                                                              =======

(1) Fund to receive notional amount upon a defined credit default event by Republic of Turkey, 11.875%, 1/15/30.

At July 31, 2007, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
At 7/31/07

This statement represents your fund's balance sheet, which details the assets and liabilities comprising the total value of the fund.

ASSETS
------------------------------------------------------------------------------------------------------
Investments, at value, including $3,984,467 of securities on
loan (identified cost, $381,565,152)                                   $377,116,295
Cash                                                                        483,707
Foreign currency, at value (identified cost, $75,197)                        74,998
Receivable for forward foreign currency exchange contracts                  270,413
Receivable for daily variation margin on open futures contracts              69,266
Receivable for investments sold                                           3,493,008
Receivable for fund shares sold                                           1,960,392
Interest receivable                                                       6,540,340
Unrealized appreciation on credit default swaps                               1,402
Other assets                                                                  1,972
------------------------------------------------------------------------------------------------------
Total assets                                                                              $390,011,793
------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------
Distributions payable                                                  $    250,642
Payable for forward foreign currency exchange contracts                     201,025
Payable for investments purchased                                         3,032,424
Payable for fund shares reacquired                                        1,142,473
Unrealized depreciation on interest rate swap agreements                      1,365
Collateral for securities loaned, at value                                4,066,387
Payable to affiliates
  Management fee                                                             15,557
  Shareholder servicing costs                                                81,140
  Distribution and service fees                                               7,075
  Administrative services fee                                                   411
Payable for independent trustees' compensation                                1,419
Accrued expenses and other liabilities                                      174,701
------------------------------------------------------------------------------------------------------
Total liabilities                                                                         $  8,974,619
------------------------------------------------------------------------------------------------------
Net assets                                                                                $381,037,174
------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF
------------------------------------------------------------------------------------------------------
Paid-in capital                                                        $381,858,230
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies              (3,822,103)
Accumulated net realized gain (loss) on investments                       3,617,346
Accumulated distributions in excess of net investment income               (616,299)
------------------------------------------------------------------------------------------------------
Net assets                                                                                $381,037,174
------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                   27,693,860
------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class A shares
------------------------------------------------------------------------------------------------------
  Net assets                                                           $318,681,841
  Shares outstanding                                                     23,172,592
------------------------------------------------------------------------------------------------------
  Net asset value per share                                                                     $13.75
------------------------------------------------------------------------------------------------------
  Offering price per share (100/95.25Xnet asset value per share)                                $14.44
------------------------------------------------------------------------------------------------------
Class B shares
------------------------------------------------------------------------------------------------------
  Net assets                                                           $ 22,775,061
  Shares outstanding                                                      1,649,665
------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                  $13.81
------------------------------------------------------------------------------------------------------
Class C shares
------------------------------------------------------------------------------------------------------
  Net assets                                                           $ 27,059,961
  Shares outstanding                                                      1,960,700
------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                  $13.80
------------------------------------------------------------------------------------------------------
Class I shares
------------------------------------------------------------------------------------------------------
  Net assets                                                           $  8,518,314
  Shares outstanding                                                        619,707
------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                               $13.75
------------------------------------------------------------------------------------------------------
Class W shares
------------------------------------------------------------------------------------------------------
  Net assets                                                           $  4,001,997
  Shares outstanding                                                        291,196
------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                               $13.74
------------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF OPERATIONS
Year ended 7/31/07

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

NET INVESTMENT INCOME
------------------------------------------------------------------------------------------------------
Income
  Interest                                                                $20,277,165
  Foreign taxes withheld                                                      (57,463)
------------------------------------------------------------------------------------------------------
Total investment income                                                                    $20,219,702
------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                          $ 2,035,096
  Distribution and service fees                                             1,212,402
  Shareholder servicing costs                                                 404,708
  Administrative services fee                                                  56,237
  Independent trustees' compensation                                            9,833
  Custodian fee                                                               243,657
  Shareholder communications                                                   49,049
  Auditing fees                                                                56,995
  Legal fees                                                                    4,134
  Miscellaneous                                                                75,196
------------------------------------------------------------------------------------------------------
Total expenses                                                                             $ 4,147,307
------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                        (46,750)
  Reduction of expenses by investment adviser and distributor                (216,743)
------------------------------------------------------------------------------------------------------
Net expenses                                                                               $ 3,883,814
------------------------------------------------------------------------------------------------------
Net investment income                                                                      $16,335,888
------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions                                                 $ 7,317,796
  Written option transactions                                                  17,930
  Futures contracts                                                          (137,734)
  Swap transactions                                                          (164,678)
  Foreign currency transactions                                              (604,424)
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                    $ 6,428,890
------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                             $(6,569,944)
  Futures contracts                                                           478,911
  Swap transactions                                                                37
  Translation of assets and liabilities in foreign currencies                   5,677
------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments                                                  $(6,085,319
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investments and foreign currency                                                           $   343,571
------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                       $16,679,459
------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                                      YEARS ENDED 7/31
                                                              -------------------------------
                                                                      2007               2006
CHANGE IN NET ASSETS
FROM OPERATIONS
---------------------------------------------------------------------------------------------
Net investment income                                         $ 16,335,888       $  8,728,688
Net realized gain (loss) on investments                          6,428,890          4,158,430
Net unrealized gain (loss) on investments                       (6,085,319)        (1,840,434)
---------------------------------------------------------------------------------------------
Change in net assets from operations                          $ 16,679,459       $ 11,046,684
---------------------------------------------------------------------------------------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------
From net investment income
  Class A                                                     $(13,576,744)      $ (7,346,085)
  Class B                                                       (1,218,082)        (1,070,603)
  Class C                                                       (1,314,211)          (894,805)
  Class I                                                         (556,432)          (349,404)
  Class W                                                         (114,664)            (1,414)
From net realized gain on investments and foreign
currency transactions
  Class A                                                       (2,544,402)        (3,509,973)
  Class B                                                         (285,973)          (600,282)
  Class C                                                         (296,017)          (498,958)
  Class I                                                         (115,709)          (179,187)
  Class W                                                           (1,961)                --
---------------------------------------------------------------------------------------------
Total distributions declared to shareholders                  $(20,024,195)      $(14,450,711)
---------------------------------------------------------------------------------------------
Change in net assets from fund share transactions             $181,484,594       $ 91,679,713
---------------------------------------------------------------------------------------------
Total change in net assets                                    $178,139,858       $ 88,275,686
---------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------
At beginning of period                                         202,897,316        114,621,630
At end of period (including accumulated distributions in
excess of net investment income of $616,299 and
$311,178, respectively)                                       $381,037,174       $202,897,316
---------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

CLASS A                                                              YEARS ENDED 7/31
                                                 --------------------------------------------------------
                                                     2007         2006        2005        2004       2003
Net asset value, beginning of period               $13.67       $13.90      $12.43      $12.14     $10.16
---------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------
  Net investment income (d)                         $0.86        $0.72       $0.83       $0.80      $0.76
  Net realized and unrealized gain (loss)
  on investments and foreign currency                0.30         0.31        1.76        0.77       2.21
---------------------------------------------------------------------------------------------------------
Total from investment operations                    $1.16        $1.03       $2.59       $1.57      $2.97
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------
  From net investment income                       $(0.89)      $(0.81)     $(0.81)     $(0.80)    $(0.97)
  From net realized gain on investments             (0.19)       (0.45)      (0.31)      (0.48)     (0.02)
---------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders       $(1.08)      $(1.26)     $(1.12)     $(1.28)    $(0.99)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $13.75       $13.67      $13.90      $12.43     $12.14
---------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                           8.56         7.70       21.53       13.27      30.36
---------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)               1.43         1.55        1.71        1.91       3.21
Expenses after expense reductions (f)                1.33         1.40        1.40        1.41       1.41
Net investment income                                6.14         5.25        6.28        6.37       6.43
Portfolio turnover                                    125          156         193         228        254
Net assets at end of period (000 Omitted)        $318,682     $155,137     $82,456     $23,690     $8,495
---------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS B                                                              YEARS ENDED 7/31
                                                  -------------------------------------------------------
                                                     2007         2006        2005        2004       2003
Net asset value, beginning of period               $13.71       $13.94      $12.45      $12.17     $10.15
---------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------
  Net investment income (d)                         $0.77        $0.63       $0.73       $0.72      $0.65
  Net realized and unrealized gain (loss)
  on investments and foreign currency                0.31         0.29        1.78        0.74       2.24
---------------------------------------------------------------------------------------------------------
Total from investment operations                    $1.08        $0.92       $2.51       $1.46      $2.89
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------
  From net investment income                       $(0.79)      $(0.70)     $(0.71)     $(0.70)    $(0.85)
  From net realized gain on investments             (0.19)       (0.45)      (0.31)      (0.48)     (0.02)
---------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders       $(0.98)      $(1.15)     $(1.02)     $(1.18)    $(0.87)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $13.81       $13.71      $13.94      $12.45     $12.17
---------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                           7.90         6.90       20.79       12.32      29.48
---------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)               2.08         2.20        2.37        2.56       3.86
Expenses after expense reductions (f)                2.08         2.15        2.16        2.16       2.16
Net investment income                                5.44         4.54        5.51        5.63       5.67
Portfolio turnover                                    125          156         193         228        254
Net assets at end of period (000 Omitted)         $22,775      $20,511     $16,623      $8,680     $5,095
---------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS C                                                              YEARS ENDED 7/31
                                                  -------------------------------------------------------
                                                     2007         2006        2005        2004       2003
Net asset value, beginning of period               $13.72       $13.95      $12.47      $12.17     $10.15
---------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------
  Net investment income (d)                         $0.75        $0.62       $0.73       $0.71      $0.68
  Net realized and unrealized gain (loss)
  on investments and foreign currency                0.31         0.30        1.77        0.77       2.21
---------------------------------------------------------------------------------------------------------
Total from investment operations                    $1.06        $0.92       $2.50       $1.48      $2.89
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------
  From net investment income                       $(0.79)      $(0.70)     $(0.71)     $(0.70)    $(0.85)
  From net realized gain on investments             (0.19)       (0.45)      (0.31)      (0.48)     (0.02)
---------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders       $(0.98)      $(1.15)     $(1.02)     $(1.18)    $(0.87)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $13.80       $13.72      $13.95      $12.47     $12.17
---------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                           7.75         6.89       20.68       12.49      29.43
---------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)               2.08         2.19        2.36        2.56       3.86
Expenses after expense reductions (f)                2.08         2.15        2.15        2.16       2.16
Net investment income                                5.35         4.47        5.50        5.67       5.59
Portfolio turnover                                    125          156         193         228        254
Net assets at end of period (000 Omitted)         $27,060      $21,254     $10,247      $4,235     $1,095
---------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS I                                                               YEARS ENDED 7/31
                                                  -------------------------------------------------------
                                                    2007          2006        2005        2004       2003
Net asset value, beginning of period              $13.65        $13.88      $12.41      $12.12     $10.15
---------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------
  Net investment income (d)                        $0.92         $0.76       $0.86       $0.83      $0.84
  Net realized and unrealized gain (loss)
  on investments and foreign currency               0.29          0.30        1.76        0.77       2.15
---------------------------------------------------------------------------------------------------------
Total from investment operations                   $1.21         $1.06       $2.62       $1.60      $2.99
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------
  From net investment income                      $(0.92)       $(0.84)     $(0.84)     $(0.83)    $(1.00)
  From net realized gain on investments            (0.19)        (0.45)      (0.31)      (0.48)     (0.02)
---------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders      $(1.11)       $(1.29)     $(1.15)     $(1.31)    $(1.02)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $13.75        $13.65      $13.88      $12.41     $12.12
---------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                             8.99          7.97       21.86       13.56      30.70
---------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)              1.08          1.19        1.37        1.56       2.86
Expenses after expense reductions (f)               1.08          1.15        1.16        1.16       1.16
Net investment income                               6.41          5.56        6.46        6.62       7.23
Portfolio turnover                                   125           156         193         228        254
Net assets at end of period (000 Omitted)         $8,518        $5,894      $5,295      $3,749     $4,055
---------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

CLASS W                                             YEARS ENDED 7/31
                                                  --------------------
                                                    2007       2006(i)

Net asset value, beginning of period              $13.67        $13.72
----------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------
  Net investment income (d)                        $0.87         $0.16
  Net realized and unrealized gain (loss)
  on investments and foreign currency               0.30         (0.02)(g)
----------------------------------------------------------------------
Total from investment operations                   $1.17         $0.14
----------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
----------------------------------------------------------------------
  From net investment income                      $(0.91)       $(0.19)
  From net realized gain on investments            (0.19)           --
----------------------------------------------------------------------
Total distributions declared to shareholders      $(1.10)       $(0.19)
----------------------------------------------------------------------
Net asset value, end of period                    $13.74        $13.67
----------------------------------------------------------------------
Total return (%) (r)(s)                             8.64          1.07(n)
----------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
----------------------------------------------------------------------
Expenses before expense reductions (f)              1.18          1.29(a)
Expenses after expense reductions (f)               1.18          1.25(a)
Net investment income                               6.04          4.72(a)
Portfolio turnover                                   125           156
Net assets at end of period (000 Omitted)         $4,002          $101
----------------------------------------------------------------------

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a) Annualized.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(g) The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i) For the period from the class' inception, May 1, 2006 (Class W) through the stated period end.
(n) Not annualized.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Emerging Markets Debt Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as reported by an independent pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source. Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Swaps are generally valued at an evaluated bid as reported by an independent pricing service. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund's financial statements.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INFLATION-ADJUSTED DEBT SECURITIES - The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted by references to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation- adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security's original par value, whichever is greater. Other types of inflation- adjusted securities may use other methods to adjust for other measures of inflation.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

DERIVATIVE RISK - The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative's original cost. Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements.

WRITTEN OPTIONS - The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received.

Written Option Transactions
                                                  Number of           Premiums
                                                  Contracts           Received

Outstanding, beginning of period                         --                $--
Options written                                          1              17,930
Options expired                                         (1)            (17,930)
------------------------------------------------------------------------------
Outstanding, end of period                               --                $--

PURCHASED OPTIONS - The fund may purchase call or put options for a premium. Purchasing call options may be a hedge against an anticipated increase in the dollar cost of securities to be acquired or to increase the fund's exposure to the underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities. The premium paid is included as an investment in the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security or financial instrument to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

FUTURES CONTRACTS - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

SWAP AGREEMENTS - The fund may enter into swap agreements. A swap is an exchange of cash payments between the fund and another party. Net cash payments are exchanged at specified intervals and are recorded as a realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily and the change in value, including accruals of periodic amounts of interest to be paid or received, is recorded as unrealized appreciation or depreciation in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund's custodian in connection with these agreements. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include the possible lack of a liquid market, failure of the counterparty to perform under the terms of the agreements, and unfavorable market movement of the underlying instrument. All swap agreements entered into by the fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

The fund holds an interest rate swap agreement which involves the periodic exchange of cash flows, such as the exchange of fixed rate interest payments for floating rate interest payments based on a notional principal amount. The interest rates may be based on a specific financial index or the exchange of two distinct floating rate payments. The fund may enter into an interest rate swap in order to manage its exposure to interest and foreign exchange rate fluctuations.

The fund holds a credit default swap in which one party makes a stream of payments based on a fixed percentage applied to the notional amount to another party in exchange for the right to receive a specified return in the event of a default by a third party, such as a corporate issuer or foreign issuer, on its obligation. The fund may enter into credit default swaps to limit or to reduce its risk exposure to defaults of corporate and sovereign issuers or to create direct or synthetic short or long exposure to corporate debt securities or certain sovereign debt securities to which it is not otherwise exposed.

HYBRID INSTRUMENTS - The fund may invest in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indexes, economic factors or other measures, including interest rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying assets or economic indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INDEMNIFICATIONS - Under the fund's organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended July 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, foreign currency transactions, derivative transactions, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders is as follows:

                                                 7/31/07        7/31/06

          Ordinary income (including
          any short-term capital gains)      $18,117,492    $13,223,671
          Long-term capital gain               1,906,703      1,227,040
          -------------------------------------------------------------
          Total distributions                $20,024,195    $14,450,711

The federal tax cost and the tax basis components of distributable earnings were as follows:

          AS OF 7/31/07

          Cost of investments                              $382,661,409
          -------------------------------------------------------------
          Gross appreciation                                 $4,512,363
          Gross depreciation                                (10,057,477)
          -------------------------------------------------------------
          Net unrealized appreciation (depreciation)        $(5,545,114)

          Undistributed ordinary income                      $4,393,312
          Undistributed long-term capital gain                2,233,799
          Other temporary differences                        (1,903,053)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of the Interpretation for regulated investment companies for an additional six months. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has evaluated the application of the Interpretation to the fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the fund's financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $1.0 billion. This written agreement may be rescinded only upon consent of the fund's Board of Trustees. For the year ended July 31, 2007, the fund's average daily net assets did not exceed $1.0 billion and therefore, the management fee was not reduced.

The investment adviser has agreed in writing to pay a portion of the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that operating expenses do not exceed 0.40% annually of the fund's average daily net assets. This written agreement will continue through November 30, 2007 unless changed or rescinded by the fund's Board of Trustees. For the year ended July 31, 2007, the fund's actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund's expenses.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $72,399 for the year ended July 31, 2007, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Fee Plan Table:

                                                                TOTAL          ANNUAL       DISTRIBUTION
                       DISTRIBUTION        SERVICE       DISTRIBUTION       EFFECTIVE        AND SERVICE
                           FEE RATE       FEE RATE            PLAN(d)         RATE(e)                FEE
Class A                       0.10%          0.25%              0.35%           0.25%           $754,047
Class B                       0.75%          0.25%              1.00%           1.00%            219,271
Class C                       0.75%          0.25%              1.00%           1.00%            237,261
Class W                       0.10%             --              0.10%           0.10%              1,823
--------------------------------------------------------------------------------------------------------
Total Distribution and Service Fees                                                           $1,212,402

(d) In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class' average daily net assets.
(e) The annual effective rates represent actual fees incurred under the distribution plan for the year ended July 31, 2007 based on each class' average daily net assets. 0.10% of the Class A distribution fee is currently being waived under a written waiver arrangement through November 30,
    2007. For the year ended July 31, 2007, this waiver amounted to $215,442 and is reflected as a reduction of total expenses in the Statement of Operations.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended July 31, 2007, were as follows:

                                                   AMOUNT

              Class A                              $1,741
              Class B                              37,723
              Class C                               6,785

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended July 31, 2007, the fee was $174,870, which equated to 0.0644% annually of the fund's average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended July 31, 2007, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $209,634. The fund may also pay shareholder servicing related costs directly to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund's annual fixed amount is $17,500.

The administrative services fee incurred for the year ended July 31, 2007 was equivalent to an annual effective rate of 0.0207% of the fund's average daily net assets.

TRUSTEES' AND OFFICERS' COMPENSATION - The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

OTHER - This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended July 31, 2007, the fee paid to Tarantino LLC was $1,959. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $1,301, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $447,672,225 and $315,295,962, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                               YEAR ENDED                      YEAR ENDED
                                                7/31/07                        7/31/06(i)
                                        SHARES          AMOUNT          SHARES          AMOUNT
Shares sold
  Class A                             15,611,661     $220,167,771      9,624,978     $132,600,141
  Class B                                504,161        7,165,638        911,433       12,585,957
  Class C                                907,358       12,901,591      1,220,861       16,959,165
  Class I                                331,430        4,668,855        118,097        1,623,791
  Class W                                300,124        4,262,781          7,289          100,000
-------------------------------------------------------------------------------------------------
                                      17,654,734     $249,166,636     11,882,658     $163,869,054

Shares issued to shareholders in
reinvestment of distributions
  Class A                                986,065      $13,895,861        642,725       $8,779,599
  Class B                                 81,658        1,154,399         90,485        1,239,565
  Class C                                 58,956          833,555         50,503          691,814
  Class I                                 35,343          497,231         35,134          479,938
  Class W                                  7,669          108,476            105            1,414
-------------------------------------------------------------------------------------------------
                                       1,169,691      $16,489,522        818,952      $11,192,330

Shares reacquired
  Class A                             (4,775,529)    $(67,317,155)    (4,848,830)    $(66,234,048)
  Class B                               (432,373)      (6,123,280)      (698,557)      (9,470,423)
  Class C                               (555,096)      (7,863,598)      (456,442)      (6,270,181)
  Class I                               (178,779)      (2,528,474)      (102,865)      (1,407,019)
  Class W                                (23,991)        (339,057)            --               --
-------------------------------------------------------------------------------------------------
                                      (5,965,768)    $(84,171,564)    (6,106,694)    $(83,381,671)

Net change
  Class A                             11,822,197     $166,746,477      5,418,873      $75,145,692
  Class B                                153,446        2,196,757        303,361        4,355,099
  Class C                                411,218        5,871,548        814,922       11,380,798
  Class I                                187,994        2,637,612         50,366          696,710
  Class W                                283,802        4,032,200          7,394          101,414
-------------------------------------------------------------------------------------------------
                                      12,858,657     $181,484,594      6,594,916      $91,679,713

(i) For the period from the class' inception, May 1, 2006 (Class W), through the stated period end.

(6) LINE OF CREDIT

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended July 31, 2007, the fund's commitment fee and interest expense were $1,419 and $99, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust X and Shareholders of
MFS Emerging Markets Debt Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MFS Emerging Markets Debt Fund (the Fund) (one of the portfolios constituting MFS Series Trust X) as of July 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Markets Debt Fund at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                       ERNST & YOUNG LLP

Boston, Massachusetts
September 13, 2007

TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of September 1, 2007, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                         PRINCIPAL OCCUPATIONS DURING
                              POSITION(S) HELD     TRUSTEE/OFFICER           THE PAST FIVE YEARS &
NAME, DATE OF BIRTH              WITH FUND             SINCE(h)             OTHER DIRECTORSHIPS(j)
-------------------         -------------------    ---------------    ----------------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)        Trustee                February 2004      Massachusetts Financial Services
(born 10/20/63)                                                       Company, Chief Executive Officer,
                                                                      President, Chief Investment
                                                                      Officer and Director

Robert C. Pozen(k)          Trustee                February 2004      Massachusetts Financial Services
(born 8/08/46)                                                        Company, Chairman (since February
                                                                      2004); MIT Sloan School
                                                                      (education), Senior Lecturer
                                                                      (since 2006); Secretary of
                                                                      Economic Affairs, The Commonwealth
                                                                      of Massachusetts (January 2002 to
                                                                      December 2002); Fidelity
                                                                      Investments, Vice Chairman (June
                                                                      2000 to December 2001); Fidelity
                                                                      Management & Research Company
                                                                      (investment adviser), President
                                                                      (March 1997 to July 2001); Bell
                                                                      Canada Enterprises
                                                                      (telecommunications), Director;
                                                                      Medtronic, Inc. (medical
                                                                      technology), Director; Telesat
                                                                      (satellite communications),
                                                                      Director

INDEPENDENT TRUSTEES
J. Atwood Ives              Trustee and Chair      February 1992      Private investor; Eastern
(born 5/01/36)              of Trustees                               Enterprises (diversified services
                                                                      company), Chairman, Trustee and
                                                                      Chief Executive Officer (until
                                                                      November 2000)

Robert E. Butler(n)         Trustee                January 2006       Consultant - regulatory and
(born 11/29/41)                                                       compliance matters (since July
                                                                      2002); PricewaterhouseCoopers LLP
                                                                      (professional services firm),
                                                                      Partner (until 2002)

Lawrence H. Cohn, M.D.      Trustee                August 1993        Brigham and Women's Hospital,
(born 3/11/37)                                                        Chief of Cardiac Surgery (2005);
                                                                      Harvard Medical School, Professor
                                                                      of Cardiac Surgery; Physician
                                                                      Director of Medical Device
                                                                      Technology for Partners HealthCare

David H. Gunning            Trustee                January 2004       Retired; Cleveland-Cliffs Inc.
(born 5/30/42)                                                        (mining products and service
                                                                      provider), Vice Chairman/Director
                                                                      (until May 2007); Portman Limited
                                                                      (mining), Director (since 2005);
                                                                      Encinitos Ventures (private
                                                                      investment company), Principal
                                                                      (1997 to April 2001); Lincoln
                                                                      Electric Holdings, Inc. (welding
                                                                      equipment manufacturer), Director

William R. Gutow            Trustee                December 1993      Private investor and real estate
(born 9/27/41)                                                        consultant; Capitol Entertainment
                                                                      Management Company (video
                                                                      franchise), Vice Chairman;
                                                                      Atlantic Coast Tan (tanning
                                                                      salons), Vice Chairman (since
                                                                      2002)

Michael Hegarty             Trustee                December 2004      Retired; AXA Financial (financial
(born 12/21/44)                                                       services and insurance), Vice
                                                                      Chairman and Chief Operating
                                                                      Officer (until May 2001); The
                                                                      Equitable Life Assurance Society
                                                                      (insurance), President and Chief
                                                                      Operating Officer (until May 2001)

Lawrence T. Perera          Trustee                July 1981          Hemenway & Barnes (attorneys),
(born 6/23/35)                                                        Partner

J. Dale Sherratt            Trustee                August 1993        Insight Resources, Inc.
(born 9/23/38)                                                        (acquisition planning specialists),
                                                                      President; Wellfleet Investments
                                                                      (investor in health care
                                                                      companies), Managing General
                                                                      Partner (since 1993); Cambridge
                                                                      Nutraceuticals (professional
                                                                      nutritional products), Chief
                                                                      Executive Officer (until May 2001)

Laurie J. Thomsen           Trustee                March 2005         New Profit, Inc. (venture
(born 8/05/57)                                                        philanthropy), Partner (since
                                                                      2006); Private investor; Prism
                                                                      Venture Partners (venture
                                                                      capital), Co-founder and General
                                                                      Partner (until June 2004); The
                                                                      Travelers Companies (commercial
                                                                      property liability insurance),
                                                                      Director

Robert W. Uek               Trustee                January 2006       Retired (since 1999);
(born 5/18/41)                                                        PricewaterhouseCoopers LLP
                                                                      (professional services firm),
                                                                      Partner (until 1999); Consultant
                                                                      to investment company industry
                                                                      (since 2000); TT International
                                                                      Funds (mutual fund complex),
                                                                      Trustee (2000 until 2005);
                                                                      Hillview Investment Trust II Funds
                                                                      (mutual fund complex), Trustee
                                                                      (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)           President              November 2005      Massachusetts Financial Services
(born 12/01/58)                                                       Company, Executive Vice President
                                                                      and Chief Regulatory Officer
                                                                      (since March 2004) Chief
                                                                      Compliance Officer (since December
                                                                      2006); Fidelity Management &
                                                                      Research Company, Vice President
                                                                      (prior to March 2004); Fidelity
                                                                      Group of Funds, President and
                                                                      Treasurer (prior to March 2004)

Tracy Atkinson(k)           Treasurer              September 2005     Massachusetts Financial Services
(born 12/30/64)                                                       Company, Senior Vice President
                                                                      (since September 2004);
                                                                      PricewaterhouseCoopers LLP,
                                                                      Partner (prior to September 2004)

Christopher R. Bohane(k)    Assistant Secretary    July 2005          Massachusetts Financial Services
(born 1/18/74)              and Assistant Clerk                       Company, Vice President and Senior
                                                                      Counsel (since April 2003);
                                                                      Kirkpatrick & Lockhart LLP (law
                                                                      firm), Associate (prior to April
                                                                      2003)

Ethan D. Corey(k)           Assistant Secretary    July 2005          Massachusetts Financial Services
(born 11/21/63)             and Assistant Clerk                       Company, Special Counsel (since
                                                                      December 2004); Dechert LLP (law
                                                                      firm), Counsel (prior to December
                                                                      2004)

David L. DiLorenzo(k)       Assistant Treasurer    July 2005          Massachusetts Financial Services
(born 8/10/68)                                                        Company, Vice President (since
                                                                      June 2005); JP Morgan Investor
                                                                      Services, Vice President (prior to
                                                                      June 2005)

Mark D. Fischer(k)          Assistant Treasurer    July 2005          Massachusetts Financial Services
(born 10/27/70)                                                       Company, Vice President (since May
                                                                      2005); JP Morgan Investment
                                                                      Management Company, Vice President
                                                                      (prior to May 2005)

Brian E. Langenfeld(k)      Assistant Secretary    June 2006          Massachusetts Financial Services
(born 3/07/73)              and Assistant Clerk                       Company, Assistant Vice President
                                                                      and Counsel (since May 2006); John
                                                                      Hancock Advisers, LLC, Assistant
                                                                      Vice President and Counsel (May
                                                                      2005 to April 2006); John Hancock
                                                                      Advisers, LLC, Attorney and
                                                                      Assistant Secretary (prior to May
                                                                      2005)

Ellen Moynihan(k)           Assistant Treasurer    April 1997         Massachusetts Financial Services
(born 11/13/57)                                                       Company, Senior Vice President

Susan S. Newton(k)          Assistant Secretary    May 2005           Massachusetts Financial Services
(born 3/07/50)              and Assistant Clerk                       Company, Senior Vice President and
                                                                      Associate General Counsel (since
                                                                      April 2005); John Hancock
                                                                      Advisers, LLC, Senior Vice
                                                                      President, Secretary and Chief
                                                                      Legal Officer (prior to April
                                                                      2005); John Hancock Group of
                                                                      Funds, Senior Vice President,
                                                                      Secretary and Chief Legal Officer
                                                                      (prior to April 2005)

Susan A. Pereira(k)         Assistant Secretary    July 2005          Massachusetts Financial Services
(born 11/05/70)             and Assistant Clerk                       Company, Vice President and Senior
                                                                      Counsel (since June 2004); Bingham
                                                                      McCutchen LLP (law firm),
                                                                      Associate (prior to June 2004)

Mark N. Polebaum(k)         Secretary and Clerk    January 2006       Massachusetts Financial Services
(born 5/01/52)                                                        Company, Executive Vice President,
                                                                      General Counsel and Secretary
                                                                      (since January 2006); Wilmer
                                                                      Cutler Pickering Hale and Dorr LLP
                                                                      (law firm), Partner (prior to
                                                                      January 2006)

Frank L. Tarantino          Independent Chief      June 2004          Tarantino LLC (provider of
(born 3/07/44)              Compliance Officer                        compliance services), Principal
                                                                      (since June 2004); CRA Business
                                                                      Strategies Group (consulting
                                                                      services), Executive Vice
                                                                      President (April 2003 to June
                                                                      2004); David L. Babson & Co.
                                                                      (investment adviser), Managing
                                                                      Director, Chief Administrative
                                                                      Officer and Director (prior to
                                                                      March 2003)

James O. Yost(k)            Assistant Treasurer    September 1990     Massachusetts Financial Services
(born 6/12/60)                                                        Company, Senior Vice President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange
    Commission (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston,
    Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid
    Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by share- holders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are
members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which
MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2007, the Trustees served as board members of 97 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

--------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                              CUSTODIAN
Massachusetts Financial Services Company        State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741      225 Franklin Street, Boston, MA 02110

DISTRIBUTOR                                     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MFS Fund Distributors, Inc.                     Ernst & Young LLP
500 Boylston Street, Boston, MA 02116-3741      200 Clarendon Street, Boston, MA 02116

PORTFOLIO MANAGER
Matthew Ryan

BOARD REVIEW OF INVESTMENT

ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2007 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund's Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2006, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund's Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund's Class A shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2006 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund's performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and the total expense ratio of the Fund's Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets over $1.0 billion, which may not be changed without the Trustees' approval, and to observe an expense limitation for the Fund, and that MFS Fund Distributors, Inc. ("MFD"), an affiliate of MFS, currently observes a Class A 12b-1 fee waiver. The Trustees also considered that, according to the Lipper data (which takes into account the expense limitation and Class A 12b-1 fee waiver), the Fund's effective advisory fee rate and the total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund's advisory fee rate schedule is currently subject to the breakpoint described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFD. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2007.

A discussion regarding the Board's most recent review and renewal of the Fund's investment advisory agreement will be available on or before November 1, 2007 by clicking on the fund's name under "Select a fund" on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

                    Public Reference Room
                    Securities and Exchange Commission
                    100 F Street, NE, Room 1580
                    Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2007 income tax forms in January 2008. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $2,528,020 as capital gain dividends paid during the fiscal year.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms
  o share balances and transactional history with us, our affiliates, or others
  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

WEB SITE                                  MAILING ADDRESS
mfs.com                                   MFS Service Center, Inc.
                                          P.O. Box 55824
MFS TALK                                  Boston, MA 02205-5824
1-800-637-8255
24 hours a day                            OVERNIGHT MAIL
                                          MFS Service Center, Inc.
ACCOUNT SERVICE AND                       500 Boylston Street
LITERATURE                                Boston, MA 02116-3741

SHAREHOLDERS
1-800-225-2606
8 a.m. to 8 p.m. ET

INVESTMENT PROFESSIONALS
1-800-343-2829
8 a.m. to 8 p.m. ET

RETIREMENT PLAN SERVICES
1-800-637-1255
8 a.m. to 8 p.m. ET

-------------------------------------------------------------------------------
Go paperless with eDELIVERY: Arrange to have MFS(R) send prospectuses, reports, and proxies directly to your e-mail inbox. You'll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

SIGN UP: If your account is registered with us, simply go to MFS.COM, log in to your account via MFS(R) Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS(R) TALK, MFS Access, and eDelivery may not be available to you.
-------------------------------------------------------------------------------

M F S(R)
INVESTMENT MANAGEMENT

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the "Code") that relates to an element of the Code's definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Butler and Uek and Ms. Thomsen are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

ITEMS 4(a) THROUGH 4(d) AND 4(g):

The Board of Trustees has appointed Ernst & Young LLP ("E&Y") to serve as independent accountants to certain series of the Registrant (collectively, the "Funds"). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds' investment adviser, Massachusetts Financial Services Company ("MFS") and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds ("MFS Related Entities").

For the fiscal years ended July 31, 2007 and 2006, audit fees billed to the Funds by E&Y were as follows:

                                                            Audit Fees
       FEES BILLED BY E&Y:                               2007           2006
                                                         ----           ----
         MFS Emerging Markets Debt Fund                45,675         41,610
         MFS New Endeavor Fund                         31,780         29,200
         MFS Strategic Value Fund                      38,645         35,580
                                                      -------        -------
         TOTAL                                        116,100        106,390

For the fiscal years ended July 31, 2007 and 2006, fees billed by E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

                                    Audit-Related Fees(1)         Tax Fees(2)       All Other Fees(3)
FEES BILLED BY E&Y:                      2007        2006         2007      2006      2007       2006
                                         ----        ----         ----      ----      ----       ----
  To MFS Emerging                           0           0        9,674    11,482         0        144
  Markets Debt Fund
  MFS New Endeavor Fund                     0           0        6,558     8,982         0        144
  MFS Strategic Value Fund                  0           0        7,940    10,192         0        144
                                           --          --       ------    ------        --    -------
TOTAL FEES BILLED BY E&Y                    0           0       24,172    30,656         0        432
  TO ABOVE FUNDS
  To MFS and MFS Related                    0           0            0    15,500         0    197,421
  Entities of MFS Emerging
  Markets Debt Fund*
  To MFS and MFS Related                    0           0            0    15,500         0    197,421
  Entities of MFS New
  Endeavor Fund*
  To MFS and MFS Related                    0           0            0    15,500         0    197,421
  Entities of MFS Strategic
  Value  Fund*

AGGREGATE FEES FOR NON-AUDIT SERVICES:
                                         2007                     2006
                                         ----                     ----
  To MFS Emerging Markets             158,546                  292,577
  Debt Fund, MFS and MFS
  Related Entities#

  To MFS New Endeavor                 155,430                  290,077
  Fund, MFS and MFS
  Related Entities#

  To MFS Strategic Value              156,812                  291,287
  Fund, MFS and MFS
  Related Entities#

  * This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS
    Funds complex).

  # This amount reflects the aggregate fees billed by E&Y, for non-audit services rendered to the
    Funds and for non-audit services rendered to MFS and the MFS Related Entities.

(1) The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

(2) The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

(3) The fees included under "All Other Fees" are fees for products and services provided by E&Y other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees," including fees for the subscription to tax treatise and for services related to analysis of fund administrative expenses, compliance program and records management projects.

ITEM 4(e)(1):
Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services: To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

ITEM 4(e)(2):
None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

ITEM 4(f): Not applicable.

ITEM 4(h): The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

    (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

    (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

                                     NOTICE

A copy of the Amended and Restated Declaration of Trust of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X
             ------------------------------------------------------------------


By (Signature and Title)* MARIA F. DWYER
                          -----------------------------------------------------
                          Maria F. Dwyer, President

Date: September 13, 2007
      ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* MARIA F. DWYER
                          -----------------------------------------------------
                          Maria F. Dwyer, President (Principal Executive
                          Officer)

Date: September 13, 2007
      ------------------


By (Signature and Title)* TRACY ATKINSON
                          -----------------------------------------------------
                          Tracy Atkinson, Treasurer (Principal Financial Officer and Accounting Officer)

Date: September 13, 2007
      ------------------


* Print name and title of each signing officer under his or her signature.